UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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VIACOM INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 23, 2015

Dear Viacom Stockholders:

We are pleased to invite you to attend the Viacom Inc. 2015 Annual Meeting of Stockholders. The meeting will be held on Monday, March 16, 2015 at 1111 Lincoln Road, Miami Beach, Florida, beginning at 11:30 a.m., Eastern Daylight Time.

At this year’s meeting, we will be electing 12 members of our Board of Directors, considering approval of our management equity plan and an equity plan for our Board of Directors and selecting our independent public accountants.

To help reduce costs and the environmental impact of printing the proxy materials, we encourage you to take advantage of electronic delivery of proxy materials by following the instructions in the proxy statement. Stockholders who have not elected to receive proxy materials electronically or in print will receive in the mail a Notice of Internet Availability of Proxy Materials that tells you how to:

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Access the Notice of 2015 Annual Meeting of Stockholders and Proxy Statement, our Stockholder Letter and our Annual Report on Form 10-K for the fiscal year ended September 30, 2014 through http://proxymaterials.viacom.com; and

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Submit your vote if you hold shares of Class A common stock. Class A common stockholders can submit their vote by telephone, the Internet or in person at the Annual Meeting. Class A holders will also find instructions on how to vote their shares on their proxy card or voting instruction card.

We appreciate your continued support of Viacom and look forward to seeing you at the Annual Meeting.

SUMNER M. REDSTONE	PHILIPPE P. DAUMAN
Executive Chairman of the Board of Directors and Founder	President and Chief Executive Officer

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

The Viacom Inc. 2015 Annual Meeting of Stockholders will be held on Monday, March 16, 2015 at 1111 Lincoln Road, Miami Beach, Florida, beginning at 11:30 a.m., Eastern Daylight Time. At the meeting, we will consider:

1.	The election of the 12 director nominees identified in the proxy statement;

2.	The approval of the Viacom Inc. 2016 Long-Term Management Incentive Plan;

3.	The approval of the Viacom Inc. 2011 RSU Plan for Outside Directors, as amended and restated effective January 1, 2016;

4.	The ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent auditor for our fiscal year 2015; and

5.	Such other business as may properly come before the meeting.

Holders of Class A common stock at the close of business on our record date of January 20, 2015 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the meeting. For a period of at least ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during ordinary business hours at our corporate headquarters located at 1515 Broadway, New York, New York.

Holders of Class B common stock are not entitled to vote at the Annual Meeting, but are invited to attend the meeting and will receive the proxy materials for informational purposes.

National Amusements, Inc., which beneficially owned approximately 79.5% of the shares of Class A common stock as of our record date, has advised us that it intends to vote all of its shares of Class A common stock in accordance with the recommendations of the Board of Directors on each of the items of business identified above, which will be sufficient to constitute a quorum and to determine the outcome of each item under consideration.

If you plan to attend the Annual Meeting, you will need to obtain an admission ticket and present photo identification. Instructions on how to obtain an admission ticket are on page 3 of the proxy statement (“How do I gain admission to the Annual Meeting?”).

By order of the Board of Directors,

MICHAEL D. FRICKLAS

Executive Vice President, General Counsel and Secretary

January 23, 2015

  QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

2015 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

What is the purpose of this proxy statement?

The Viacom Board of Directors (the “Board of Directors” or “Board”) is soliciting a proxy from each stockholder of our Class A common stock to vote on the items to be considered at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on March 16, 2015.

What is the Notice of Internet Availability of Proxy Materials?

The Notice of Internet Availability of Proxy Materials is a document that:

•

Indicates that our Stockholder Letter, Notice of 2015 Annual Meeting of Stockholders and Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended September 30, 2014 are available at http://proxymaterials.viacom.com;

•	Provides instructions on how Class A stockholders may vote their shares; and

•	Indicates how you may request printed copies of these materials, including, for holders of Class A common stock, the proxy card or voting instruction card.

We will begin distributing the Notice of Internet Availability of Proxy Materials on or about January 28, 2015.

What items of business will be voted on at the Annual Meeting?

At the meeting, we will consider:

1.	The election of the 12 director nominees identified in this proxy statement;

2.	The approval of the Viacom Inc. 2016 Long-Term Management Incentive Plan;
3.	The approval of the Viacom Inc. 2011 RSU Plan for Outside Directors, as amended and restated effective January 1, 2016; and

4.	The ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent auditor for our fiscal year 2015.

Who is entitled to vote at the Annual Meeting?

If you are a holder of Class A common stock:

Holders of our Class A common stock as of the record date of January 20, 2015 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the meeting.

If you are a holder of Class B common stock:

Holders of our non-voting Class B common stock are not entitled to vote at the Annual Meeting, or any postponement or adjournment of the meeting, and will receive this proxy statement and related materials for informational purposes.

VIACOM INC.  ï  2015 Proxy Statement    1

  QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

How does the Board of Directors recommend holders of Class A common stock vote on the business of the meeting?

The Board of Directors recommends that Class A stockholders vote their shares:

1.	“FOR” the election of each of the 12 director nominees identified in this proxy statement;

2.	“FOR” the approval of the Viacom Inc. 2016 Long-Term Management Incentive Plan;

3.	“FOR” the approval of the Viacom Inc. 2011 RSU Plan for Outside Directors, as amended and restated effective January 1, 2016; and

4.	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent auditor for our fiscal year 2015.

How many shares can vote at the Annual Meeting?

At the close of business on January 20, 2015, we had 50,607,121 shares of Class A common stock outstanding,

and each of those shares is entitled to one vote. Shares of Class B common stock are not entitled to vote.

How many shares must be present or represented at the Annual Meeting to conduct business?

Under our Amended and Restated Bylaws, the holders of a majority of the aggregate voting power of the Class A common stock outstanding on the record date must be present in person or by proxy at the Annual Meeting to constitute a quorum to conduct business at the Annual

Meeting. Abstentions will be treated as present for purposes of determining a quorum. The shares of our Class A common stock held by National Amusements, Inc. (“NAI”) will be present at the Annual Meeting and will constitute a quorum.

What vote is required to approve each of the items of business?

Under our Amended and Restated Bylaws, the affirmative vote of the holders of a majority of the aggregate voting power of the Class A common stock present (whether in person or by proxy) and entitled to vote at the Annual Meeting is required to approve each of the items of business listed above.

At the close of business on our record date, NAI beneficially owned, directly and through a wholly-owned subsidiary,

approximately 79.5% of our outstanding Class A common stock. Sumner M. Redstone, the controlling stockholder of NAI, is our Executive Chairman of the Board of Directors and Founder. NAI has advised us that it intends to vote all of the shares of Class A common stock held by it and its wholly-owned subsidiary in accordance with the recommendations of the Board of Directors on each of the items listed above.

How can I vote my shares at the Annual Meeting?

Voting by Proxy

Holders of Class A common stock may submit a proxy by:

•

following the instructions on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card to vote by telephone or the Internet. These instructions can also be found at http://proxymaterials.viacom.com. Your telephone or Internet proxy must be received no later than 11:59 p.m., Eastern Daylight Time, on March 15, 2015; or

•	completing, signing, dating and returning the proxy card or voting instruction card so that it is received prior to the Annual Meeting.

Philippe P. Dauman and Michael D. Fricklas (the “proxy holders”) have been designated by our Board of Directors to vote the shares represented by proxy at the Annual Meeting. Messrs. Dauman and Fricklas are executive officers of Viacom, and Mr. Dauman is also a director nominee.

•	The proxy holders will vote the shares represented by your valid and timely received proxy in accordance with your instructions.

•

If you do not specify instructions on your proxy when you submit it, the proxy holders will vote the shares represented by the proxy in accordance with the recommendations of the Board of Directors on each item of business listed above.

2     VIACOM INC.   ï  2015 Proxy Statement

  QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

•	If any other matter properly comes before the Annual Meeting, the proxy holders will vote the shares represented by proxy on that matter in their discretion.

Voting Shares Held in the Viacom 401(k) Plan

Voting instructions for shares of Class A common stock held in the Viacom 401(k) plan must be received by 11:59 p.m., Eastern Daylight Time, on March 12, 2015 so that the trustee of the plan (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Shares held in the Viacom 401(k) plan that are not voted, or for which the trustee does not receive timely voting instructions, will be voted by the trustee in the same proportion as the shares held in the plan that are timely voted, except as otherwise required by law.

Voting other than by Proxy

While we encourage voting in advance by proxy, holders of Class A common stock (other than shares held in the Viacom 401(k) plan) also have the option of voting their shares in person at the Annual Meeting.

Can I change my vote or revoke my proxy after I return my proxy card?

Shares Held other than in the Viacom 401(k) Plan

You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting by:

•

submitting a proxy bearing a later date than the proxy being revoked to Broadridge, P.O. Box 9111, Farmingdale, NY 11735, so long as it is received by 11:59 p.m., Eastern Daylight Time, on March 15, 2015;

•	voting again by telephone or the Internet by 11:59 p.m., Eastern Daylight Time, on March 15, 2015;

•	sending written notice to Michael D. Fricklas, Secretary, Viacom Inc., 1515 Broadway, New York, NY 10036-5794, so long as it is received by 11:59 p.m., Eastern Daylight Time, on March 15, 2015; or

•	attending the Annual Meeting and voting in person.

Shares Held in the Viacom 401(k) Plan

Voting instructions relating to shares of Class A common stock held in the 401(k) plan may be revoked prior to 11:59 p.m., Eastern Daylight Time, on March 12, 2015 by:

•	submitting voting instructions bearing a later date than the voting instructions being revoked to Broadridge, P.O. Box 9111, Farmingdale, NY 11735;

•	voting again by telephone or the Internet; or

•	sending written notice to Michael D. Fricklas, Secretary, Viacom Inc., 1515 Broadway, New York, NY 10036-5794.

What effect do abstentions and broker non-votes have on the items of business?

An abstention on any of the items listed above will have the effect of a vote against that item.

If you hold shares of our Class A common stock beneficially in “street name” and do not provide your broker or other nominee specific voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when (i) a broker is not permitted, under applicable stock exchange rules, to vote on a matter without instructions from the beneficial owner and (ii) instructions are not given. Brokers are not permitted to vote on items 1, 2 or 3 above without receiving specific voting instructions from the beneficial holder of the shares. Therefore, if you are a beneficial holder of our Class A common stock and do not give your broker/nominee specific voting instructions on items 1, 2 or 3, your shares will not be voted on that item and a broker non-vote will occur. Broker non-votes are counted for purposes of determining whether a quorum is present, but will have no effect on the voting results for such items.

How do I gain admission to the Annual Meeting?

If you are a registered holder of Class A common stock:

Please mark the appropriate box on the proxy card, or indicate that you plan to attend the meeting when you vote by telephone or the Internet, and an admission ticket will be sent to you. Please bring photo identification with you for admittance to the meeting.

VIACOM INC.  ï  2015 Proxy Statement    3

  QUESTIONS AND ANSWERS ABOUT THE 2015 ANNUAL MEETING OF STOCKHOLDERS

If you are a registered holder of Class B common stock or hold Class A or Class B common stock beneficially in a brokerage account or otherwise:

You must obtain an admission ticket in advance by sending a written request along with proof of ownership (such as your brokerage firm account statement or statement of holdings from our transfer agent) to Director, Shareholder Relations, Viacom Inc., 1515 Broadway, 52nd Floor, New York, New York 10036-5794. Please bring photo identification with you for admittance to the meeting.

Who pays the cost of soliciting votes for the Annual Meeting?

We will pay the cost of the solicitation of proxies, including the preparation, website posting, printing and delivery of the proxy materials. We will furnish copies of these materials to banks,

brokers, fiduciaries, custodians and other nominees that hold shares on behalf of beneficial owners so that they may forward the materials to beneficial owners.

Who will count the votes?

We have retained IVS Associates, Inc. to tabulate the votes and serve as the independent inspector of election for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will publish the final results of the voting in a Current Report on Form 8-K within four business days following the Annual Meeting.

How can I elect to receive future stockholder communications such as proxy materials electronically?

We highly recommend that you receive electronic delivery of Viacom proxy statements, annual reports and other stockholder communications. This helps reduce the use of paper and lowers our printing, postage and other costs. If you have not previously enrolled in electronic delivery of such materials, you can elect to participate when you vote on the Internet. You can also enroll at www.icsdelivery.com/viacom.

Stockholders who have not enrolled in electronic delivery will receive by mail the Notice of Internet Availability of Proxy Materials indicating that our proxy materials are available at http://proxymaterials.viacom.com, unless you have advised us that you prefer to receive a printed copy.

COMPANY INFORMATION AND MAILING ADDRESS

We were organized as a Delaware corporation in 2005 in connection with our separation from former Viacom Inc. (“Former Viacom”), now known as CBS Corporation, which was effective January 1, 2006. Our mailing address is Viacom Inc., 1515 Broadway, New York, NY 10036-5794, and our telephone number is (212) 846-6000. Our website address is www.viacom.com. References in this proxy statement to “Viacom,” “company,” “we,” “us” and “our” refer to Viacom Inc. and our consolidated subsidiaries, unless the context requires otherwise. Information on our website is not intended to be incorporated into this proxy statement.

4     VIACOM INC.   ï  2015 Proxy Statement

  ITEM 1 – ELECTION OF DIRECTORS

ITEM 1 – ELECTION OF DIRECTORS

The election of 12 directors is proposed by the Board of Directors. In accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated

Bylaws, each director will hold office for a term of one year and until his or her successor is duly elected and qualified.

Our Director Nominees

The Governance and Nominating Committee is responsible for reviewing the composition of our Board annually after considering the Board’s anticipated needs for the upcoming year. In recommending director nominees to our Board, the members of the Governance and Nominating Committee consider information on the experience and qualifications of each director nominee, including each nominee’s independence, each incumbent director’s performance as a Viacom Board member, and an overall assessment of the Board’s functioning.

All of our director nominees are current members of our Board of Directors. The Governance and Nominating Committee unanimously recommended to the Board that the director nominees be invited to stand for re-election at the Annual Meeting.

Director Qualifications and Biographies

The Governance and Nominating Committee, consistent with the desires of the full Board and our controlling stockholder, seeks to achieve a Board that represents a diverse mix of skills, perspectives, talents, backgrounds and education that will enhance our decision-making process, oversee management’s execution of strategic objectives and represent the interests of all of our stockholders. Independence is a key factor when considering the director nominees, as are critical thinking skills, practical wisdom and mature judgment in the decision-making process. Our Board composition reflects our commitment to include individuals from diverse backgrounds and with diverse experience, and the members of our

Governance and Nominating Committee are mindful of that objective when they nominate directors for election. Our Board composition also reflects the Governance and Nominating Committee’s determination as to the appropriate size of the Board to facilitate effective communication and cooperation.

The information that follows includes each director nominee’s:

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independence status as determined by the Board of Directors in accordance with the standards set forth in our Corporate Governance Guidelines and the listing standards of the NASDAQ Global Select Market (“NASDAQ”), as discussed under “Our Board of Directors”;

•	tenure on our Board and the Board of Former Viacom, as applicable;

•	experience, qualifications, attributes and skills that the Governance and Nominating Committee and the Board considered in concluding that each director nominee should serve on Viacom’s Board; and

•	service on the boards of directors of other public companies and investment companies during the past five years.

Important information about Viacom’s corporate governance practices, the responsibilities and functioning of the Board and its committees, director compensation and related person transactions is found elsewhere in this proxy statement. We encourage you to review this information in connection with your decisions on the election of the 12 director nominees.

George S. Abrams	Not Independent

Mr. Abrams, age 82, has been a member of our Board since January 1, 2006, having previously served as a director of Former Viacom since 1987. Mr. Abrams is being re-nominated to our Board because of his extensive knowledge of and history with Viacom, his skills as an attorney and advisor, his familiarity with issues facing media and entertainment companies, and his involvement with NAI, our controlling stockholder. Mr. Abrams has been an attorney associated with the law firm of Winer and Abrams in Boston since 1969. Prior to that, Mr. Abrams served for three years as General Counsel and Staff Director of the United States Senate Judiciary Committee for Refugees. Mr. Abrams is a Trustee of the Boston Museum of Fine Arts and a Fellow and/or Director of a number of other arts and education related boards and foundations. He is also a director of NAI and served as a director of Sonesta International Hotels Corporation from 1995 to 2012.

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  ITEM 1 – ELECTION OF DIRECTORS

Philippe P. Dauman	Not Independent

Mr. Dauman, age 60, has been our President and Chief Executive Officer since September 2006 and a member of our Board since January 1, 2006, having previously served as a director of Former Viacom since 1987. Mr. Dauman is being re-nominated to our Board due to his role as our President and CEO, his extensive knowledge of and history with Viacom, his strategic and operational experience, his in-depth understanding of our industry and his relationships in the business community. Mr. Dauman was Co-Chairman and Chief Executive Officer of DND Capital Partners, L.L.C., a private equity firm specializing in media and telecommunications investments that he co-founded with Mr. Dooley, from May 2000 until September 2006. Prior to that, Mr. Dauman held several positions at Former Viacom, which he first joined in 1993, including Deputy Chairman and member of its Executive Committee. Mr. Dauman is also a director of NAI and has served as a director of Lafarge S.A. since 2007. Mr. Dauman has been Co-Chairman of The Partnership for New York City since December 2013.

Thomas E. Dooley	Not Independent

Mr. Dooley, age 58, has been our Senior Executive Vice President since September 2006, our Chief Operating Officer since May 2010 and a member of our Board since January 1, 2006. He served as our Chief Administrative Officer from September 2006 to May 2010 and as our Chief Financial Officer from January 2007 to September 2010. Mr. Dooley is being re-nominated to our Board due to his position as Chief Operating Officer, his prior experience as our Chief Administrative Officer and Chief Financial Officer, his extensive knowledge of and history with Viacom, his financial expertise and operational experience, and his in-depth understanding of our industry. Mr. Dooley was Co-Chairman and Chief Executive Officer of DND Capital Partners, L.L.C., a private equity firm specializing in media and telecommunications investments that he co-founded with Mr. Dauman, from May 2000 until September 2006. Before that, Mr. Dooley held various corporate and divisional positions at Former Viacom, which he first joined in 1980, including Deputy Chairman and member of its Executive Committee. Mr. Dooley served as a director of Sapphire Industrials Corp. from 2007 to 2010.

Cristiana Falcone Sorrell	Independent

Ms. Falcone Sorrell, age 41, has been a member of our Board since March 21, 2013. Ms. Falcone Sorrell is being re-nominated to our Board because of her independence, her critical thinking, her experience and talent as a consultant and her international experience. She serves as Senior Adviser to the Chairman at the World Economic Forum. She also serves as Principal Consultant, Office of Outreach and Partnership, for the Inter-American Development Bank, which provides development financing for Latin America and the Caribbean. Prior to joining the World Economic Forum in 2004, Ms. Falcone Sorrell held positions at the International Labour Organization and Shell. Ms. Falcone Sorrell is a member of the Italian National Press Guild, a board member of Internews, a media development not-for-profit organization, a member of the board of trustees of The Paley Center for Media and a member of the board of advisors for Tufts University’s Friedman School of Nutrition Science and Policy. Ms. Falcone Sorrell has served as a director of Revlon Inc. since March 2014.

Robert K. Kraft	Independent

Mr. Kraft, age 73, has been a member of our Board since January 1, 2006. Mr. Kraft is being re-nominated to our Board because of his independence, his experience and talent leading a large, multinational corporation, including strategic and operational experience, and his relationships in the business community. Mr. Kraft is Chairman and Chief Executive Officer of The Kraft Group, which includes the New England Patriots, New England Revolution, Gillette Stadium, Rand-Whitney Group and International Forest Products Corporation. He is also a director of the Dana Farber Cancer Institute and Chairman of The New England Patriots Charitable Foundation and The Robert and Myra Kraft Family Foundation. Mr. Kraft has served as a director of Apollo Global Management LLC since May 2014.

Blythe J. McGarvie	Independent

Ms. McGarvie, age 58, has been a member of our Board since April 12, 2007. Ms. McGarvie is being re-nominated to our Board because of her independence, her financial expertise and critical thinking, her experience and talent as a consultant and her international experience. Ms. McGarvie was on the faculty of the Harvard Business School from July 2012 to 2014. From 2003 to 2012, Ms. McGarvie was the Chief Executive Officer of Leadership for International Finance, LLC, a firm focusing on improving clients’ financial positions and providing leadership seminars for corporate and academic groups, having previously served as President since January 2003. Ms. McGarvie has served as a director of Accenture Ltd. since 2001, LKQ Corporation since March 2012 and Sonoco Products Company since February 2014. Ms. McGarvie also served as a director of The Pepsi Bottling Group, Inc. from 2002 to 2010 and The Travelers Companies, Inc. from 2003 to 2011.

6     VIACOM INC.   ï  2015 Proxy Statement

  ITEM 1 – ELECTION OF DIRECTORS

Deborah Norville	Independent

Ms. Norville, age 56, has been a member of our Board since March 21, 2013. Ms. Norville is being re-nominated to our Board because of her independence, her critical thinking, and her extensive experience in the media industry. She is the anchor of Inside Edition, a top-rated syndicated newsmagazine. Prior to Inside Edition, Ms. Norville served as a correspondent and anchor for CBS News programs including Street Stories, 48 Hours and CBS Evening News. Previously, she anchored NBC News at Sunrise and was news anchor and co-host of NBC’s Today program. Ms. Norville is a two-time Emmy award winner with more than thirty years of reporting experience and an author of several books. She serves as a Director of the Broadcasters Foundation of America and as Co-Chair of the Duke University Parents Committee.

Charles E. Phillips, Jr.	Independent

Mr. Phillips, age 55, has been a member of our Board since January 1, 2006, having previously served as a director of Former Viacom since 2004. Mr. Phillips is being re-nominated to our Board because of his independence, his experience as a senior executive in a large, multinational corporation, his financial industry background and financial and analytical expertise, and his familiarity with issues facing media, new media and intellectual property-driven companies. Mr. Phillips has been CEO of Infor Global Solutions since December 2010. He was a President of Oracle Corporation from May 2003 to September 2010 and served as a member of its Board of Directors and Executive Management Committee from January 2004 to September 2010. Mr. Phillips also served as a director of Morgan Stanley from 2006 to 2010.

Shari Redstone	Not Independent

Ms. Redstone, age 60, has been the Non-Executive Vice Chair of our Board since January 1, 2006. She also serves as Non-Executive Vice Chair of the Board of CBS Corporation. Ms. Redstone served on the Board of Former Viacom beginning in 1994, becoming Vice Chairman in June 2005. Ms. Redstone is being re-nominated to our Board because of her extensive experience in and understanding of the entertainment industry, her experience and talent managing a large business, and her position with NAI, including as one of its significant stockholders. Ms. Redstone has been President of NAI since January 2000, and prior to that, served as Executive Vice President beginning in 1994. Ms. Redstone is also co-Founder and Managing Partner of Advancit Capital. An attorney, Ms. Redstone is a member of the Board of Directors and Executive Committee for the National Association of Theatre Owners and Co-Chairman of MovieTickets.com, Inc. She is also a member of the board of several charitable organizations, including the Dana Farber Cancer Institute, Combined Jewish Philanthropies and the John F. Kennedy Library Foundation. Ms. Redstone is also a director of NAI. She is the daughter of Sumner M. Redstone.

Sumner M. Redstone	Not Independent

Mr. Redstone, age 91, has been our Executive Chairman of the Board of Directors and Founder since January 1, 2006. He has also served as Executive Chairman and Founder of CBS Corporation since January 1, 2006. He was Chairman of the Board of Former Viacom, beginning in 1987. Mr. Redstone is being re-nominated to our Board because of his position as our controlling stockholder, his role in founding Viacom, including managing it for many years, his extensive experience in and understanding of the media and entertainment industry and his relationships in the business community. Mr. Redstone was Chief Executive Officer of Former Viacom from 1996 to 2005. He has been Chairman of the Board of NAI since 1986, its Chief Executive Officer since 1967 and also served as its President from 1967 through 1999. Mr. Redstone served as the first Chairman of the Board of the National Association of Theatre Owners and is currently a member of its Executive Committee. He has been a frequent lecturer at universities, including Harvard Law School, Boston University Law School and Brandeis University. Mr. Redstone graduated from Harvard University in 1944 and received an LL.B. from Harvard University School of Law in 1947. Upon graduation, he served as law secretary with the U.S. Court of Appeals and then as a special assistant to the U.S. Attorney General. Mr. Redstone served in the Military Intelligence Division during World War II. While a student at Harvard, he was selected to join a special intelligence group whose mission was to break Japan’s high-level military and diplomatic codes. Mr. Redstone received, among other honors, two commendations from the Military Intelligence Division in recognition of his service, contribution and devotion to duty, and the Army Commendation Award.

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  ITEM 1 – ELECTION OF DIRECTORS

Frederic V. Salerno	Independent

Mr. Salerno, age 71, has been a member of our Board since January 1, 2006, having previously served as a director of Former Viacom since 1994. Mr. Salerno is being re-nominated to our Board because of his independence, his financial expertise and experience as a chief financial officer in large, multinational corporations, and his extensive knowledge of and history with Viacom. Mr. Salerno is a retired Vice Chairman and Chief Financial Officer of Verizon Communications Inc., a position he held from June 2000 to October 2002. Prior to that, Mr. Salerno served as Vice Chairman and Chief Financial Officer of Bell Atlantic (Verizon’s predecessor) beginning in August 1997. Prior to the merger of Bell Atlantic and NYNEX Corporation, Mr. Salerno served as Vice Chairman, Finance and Business Development, of NYNEX from 1994 to 1997. Mr. Salerno was Vice Chairman of the Board of NYNEX and President of the NYNEX Worldwide Services Group from 1991 to 1994. Mr. Salerno has served as a director of Akamai Technologies, Inc. since 2002, IntercontinentalExchange, Inc. since 2002, CBS Corporation since 2007 and FCB Financial Holdings Inc. since 2010. Mr. Salerno also served as a director of Popular Inc. from 2003 to 2011 and National Fuel Gas Company from 2008 to 2013.

William Schwartz	Independent

Mr. Schwartz, age 81, has been a member of our Board since January 1, 2006, having previously served as a director of Former Viacom since 1987. Mr. Schwartz is being re-nominated to our Board because of his independence, his extensive knowledge of and history with Viacom, his experience in governance matters, his skills as an attorney and advisor and his background in academics. He is counsel to the law firm of Cadwalader, Wickersham & Taft, a position he has held since 1988. Mr. Schwartz served as Vice President for Academic Affairs (the chief academic officer) of Yeshiva University from 1993 to 1998, and has been University Professor of Law at Yeshiva University and the Cardozo School of Law since 1991. Mr. Schwartz was Dean of the Boston University School of Law from 1980 to 1988, and a professor of law at Boston University from 1955 to 1991. Mr. Schwartz is an honorary member of the National College of Probate Judges. Mr. Schwartz formerly served as chairman of UST Corp., and was chairman of the Boston Mayor’s Special Commission on Police Procedures and a member of the Legal Advisory Board of the New York Stock Exchange.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote “FOR” the election of each of the director nominees named above.

In accordance with the Board’s recommendation, the proxy holders will vote the shares of Class A common stock covered by valid and timely received proxies “FOR” the election of each of the 12 director nominees set forth above, unless the stockholder gives instructions to the contrary. If, for any reason, any of the director nominees becomes unavailable for election, the proxy holders may exercise discretion to vote for substitute nominees proposed by the Board. Each of the director nominees has indicated that he or she will be able to serve if elected and has agreed to do so.

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  OUR BOARD OF DIRECTORS

OUR BOARD OF DIRECTORS

Our Board of Directors is comprised of 12 members, 7 of whom are independent under the standards discussed below. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee (collectively, the “Committees”), each of which consists solely of independent directors. Our Board met 7 times in fiscal year 2014, and each of our directors attended more than 75% of the meetings of the Board and Committees on which the director served. Under our Corporate Governance Guidelines, directors are expected to attend the Annual Meeting. Two of our directors attended our 2014 Annual Meeting.

Board Structure

Our Board of Directors is comprised of the following members:

•	an Executive Chairman;

•	a non-executive Vice Chair;

•	our President and Chief Executive Officer;

•	our Senior Executive Vice President and Chief Operating Officer; and

•	eight other directors, seven of whom are independent.

Mr. Redstone is the controlling stockholder of NAI, which has voting control of Viacom. Mr. Redstone founded Viacom in 1987 and has led our development over the years into the company we are today. The Board of Directors believes it is appropriate for Mr. Redstone to be Chairman of the Board, in an executive capacity, as he continues to actively participate in the development of the strategic direction of our company. The Board also appointed Mr. Redstone’s daughter, Shari Redstone, as non-executive Vice Chair of the Board, to increase her involvement with our company in a non-executive capacity. Ms. Redstone also has a significant ownership interest in NAI.

Mr. Dauman has been a member of Viacom’s Board since 1987, and Mr. Dooley rejoined Viacom’s Board in 2006 after serving on the Board for four years prior to the merger with CBS in 2000. In September 2006, Mr. Dauman was elected President and Chief Executive Officer and Mr. Dooley was

elected Senior Executive Vice President and Chief Administrative Officer. In January 2007, Mr. Dooley was elected to the additional role of Chief Financial Officer, and in May 2010, he was promoted to Chief Operating Officer. The Board has determined that their continued participation on the Board is beneficial because of their experience, talent and knowledge of the business, as well as their day-to-day management of Viacom.

We do not have a formal lead independent director. Mr. Schwartz, the Chair of our Governance and Nominating Committee, leads executive sessions of non-management and independent directors and approves Board agendas. He and our other Committee Chairs play leading roles with respect to various other matters that are appropriate for consideration by independent directors, such as executive compensation, matters involving related parties and potential conflicts of interest.

In keeping with good corporate governance practices, we maintain a majority of independent directors and our Board Committees are comprised solely of independent directors. Independent directors have the ability to propose agenda items, including for executive sessions, to the Chair of the Governance and Nominating Committee. We believe our Board leadership structure provides the appropriate balance of independent directors, directors affiliated with our controlling stockholder and management directors to work together to represent the interests of our entire stockholder base.

Board Role in Risk Oversight

Our Board receives regular reports from our CEO, COO, CFO, General Counsel and other members of senior management regarding areas of significant risk to us, including operational, strategic, legal and regulatory, financial and reputational risks. Certain risks that are under the purview of a particular Committee are monitored by that Committee, which then reports to the full Board as appropriate. For example, our Chief Audit and Compliance Officer, who identifies and manages a wide range of risks companywide, reports to the Audit Committee, which in turn reports significant developments to the full Board of Directors. In addition, under their respective Charters, the Audit Committee reviews our risk assessment and risk management processes, and the Compensation Committee oversees periodic risk assessments of our compensation programs.

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  OUR BOARD OF DIRECTORS

Director Independence

Our Corporate Governance Guidelines (the “Guidelines”) provide that a majority of our directors must be independent of Viacom, as “independence” is defined in the NASDAQ listing standards and in the Guidelines.

NASDAQ Listing Standards

The NASDAQ listing standards provide six “bright-line” tests to determine independence. If a director fails any of the six tests, the director must be found to be not independent. In addition, the NASDAQ listing standards provide that a director is not independent unless the Board affirmatively determines that the director has no relationship that would impair his or her independence, which we refer to as a “material relationship.”

Our Corporate Governance Guidelines

Our Guidelines provide categorical standards to assist the Board in determining what constitutes a “material relationship” with Viacom for purposes of the NASDAQ listing standards. These categorical standards are summarized below and can be found in their entirety in our Guidelines, which are posted in the “Investor Relations/Corporate Governance” section of our website at www.viacom.com.

Under the categorical standards in our Guidelines, the following relationships are generally deemed not to be material:

•

the types of relationships identified by the NASDAQ listing standard’s bright-line tests, if they occurred more than five years ago (the Board will review any such relationship if it occurred more than three but less than five years ago);

•

a relationship whereby the director has received, or an immediate family member of the director has received for service as an executive officer, $120,000 or less in direct compensation from us during any twelve-month period within the last three years; and

•	a relationship in which the director is an executive officer or employee, or an immediate family member of the director is an executive officer, of the following:

•

a company that made payments to or received payments from us for property or services in an amount that, in any of the last three fiscal years, is less than 1% of that company’s annual consolidated gross revenues;

•	a company that is either indebted to us or a creditor of ours in an amount that is less than 1% of that company’s total consolidated assets; and

•	a tax-exempt organization that received contributions from us in the prior fiscal year in an amount less than the greater of $500,000 and 1% of that organization’s consolidated gross revenues.

For relationships that exceed these thresholds, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, is made by the directors who are independent. In addition, the Guidelines state that, generally, the types of relationships not addressed by the NASDAQ listing standards or the categorical standards described in the Guidelines will not, by themselves, cause a director to be considered not independent. The Board may, after considering relevant facts and circumstances, determine that a director is not independent for any reason it deems appropriate.

Independence of Our Directors

When considering whether a director is independent, we believe it is important for our Board to have a range of information about the director so that it can make an informed independence determination. Our Governance and Nominating Committee and the full Board review information about:

•	the director’s employment;

•	any relationships required to be disclosed as related person transactions in this proxy statement;

•	certain other relationships not required to be disclosed in this proxy statement because they do not meet materiality thresholds;

•	any relationship of which we are aware between the director or a director’s family member and Viacom or any other Viacom director or executive officer (for example, overlapping directorships); and

•	other public company board and committee memberships and affiliations with not-for-profit organizations.

In addition, as discussed under “Related Person Transactions,” the Governance and Nominating Committee receives reports on all transactions between related persons and us, regardless of whether such transaction is determined to involve a material interest by a related person.

Since our 2014 Annual Meeting, 7 of our 12 directors have been independent (and before the death in July 2014 of Alan Greenberg, 8 of our 13 directors were independent): Messrs. Kraft, Phillips, Salerno and Schwartz and Mses. Falcone Sorrell, McGarvie and Norville.

In January 2015, the Board conducted its annual review of the independence of the director nominees and confirmed that these directors continue to be independent.

With respect to specific companies with which we conduct business and an independent director is affiliated, the Governance and Nominating Committee and the Board considered that Ms. Norville is the anchor of Inside Edition,

10     VIACOM INC.   ï  2015 Proxy Statement

  OUR BOARD OF DIRECTORS

which is a CBS-owned program, and that Ms. Falcone Sorrell’s husband is Chief Executive Officer of WPP PLC. The transactions between Viacom and these entities were negotiated on an arm’s length basis. The Board determined that these transactions did not affect the respective director’s independence.

Board Committees

Committee Membership

The Board reviews and determines the membership of our Board Committees at least annually, with input from the Governance and Nominating Committee. The following discusses the membership of the Committees in fiscal year 2014, including the number of meetings held in fiscal year 2014, as well as information about the Committees, their respective roles and responsibilities and their charters. Each of our Committees has a written charter, which is posted in the “Investor Relations/Corporate Governance” section of our website at www.viacom.com.

Name	Audit Committee	Compensation Committee	Governance and Nominating Committee
Cristiana Falcone Sorrell	Member	—	—
Blythe J. McGarvie	Chair	Member	Member
Deborah Norville	—	Member	—
Charles E. Phillips, Jr.	Member	Member	—
Frederic V. Salerno	Member	Chair	Member
William Schwartz	—	Member	Chair
FY 2014 Meetings	8	9	4

Audit Committee

Under its Charter, the Audit Committee is responsible for the following, among other things:

•

the appointment, retention, termination, compensation and oversight of the work of our independent auditor, which reports directly to the Committee, including reviewing with the independent auditor the scope, planning and staffing of the annual audit, and the sole authority to approve all services provided by the independent auditor;

•	reviewing our financial statements and related SEC filings and financial disclosures;

•	overseeing our compliance with the requirements of Section 404 of the Sarbanes-Oxley Act with respect to internal control over financial reporting;

•	reviewing our risk assessment and risk management processes;

•	reviewing our policies governing, and approving our use of, certain swap transactions;

•	overseeing our internal audit function; and

•	overseeing our compliance with legal and regulatory requirements.

For additional information on the Audit Committee’s role and its oversight of the independent auditor during fiscal year 2014, see “Report of the Audit Committee.”

The Audit Committee Charter also provides that:

•	the Committee will be comprised of at least three independent directors, each of whom also meets the separate standards for Audit Committee independence set forth in the NASDAQ listing standards;

•	all Committee members must be financially literate, and the Committee must have at least one “audit committee financial expert”;

•	the Committee will hold at least six regular meetings each calendar year;

•	the Committee will meet separately with the independent auditor at least four times each year;

•	the Committee will meet regularly in executive session with members of our senior management team; and

•	the Committee is empowered to hire outside advisors as it deems appropriate.

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  OUR BOARD OF DIRECTORS

Audit Committee Financial Experts

The Board of Directors has determined that all of the members of the Audit Committee are independent and “financially sophisticated.” In addition, the Board has determined that three of the four members, Ms. McGarvie (Chair), Mr. Phillips and Mr. Salerno, qualify as “audit committee financial experts,” as that term is defined in the regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

Service on the Audit Committees of Other Public Companies

We do not restrict the number of other audit committees on which members of our Audit Committee may serve; however, in recommending director candidates to the Board and directors to serve on Committees of the Board, the Governance and Nominating Committee considers the other demands on each director’s time, including those arising from such service.

Compensation Committee

Under its Charter, the Compensation Committee is responsible for the following, among other things:

•	establishing and regularly reviewing our general compensation philosophy, strategy, principles and policies, including conducting periodic risk assessments of our compensation programs;

•

reviewing and approving the total compensation packages for, and key terms of any agreements with, our Executive Chairman and Founder, our President and Chief Executive Officer, our other executive officers, operating managers who report to the CEO, and certain other executives;

•	reviewing and making recommendations to the Board on compensation plans and overseeing the administration of those plans;

•	determining the appropriate design for awards made under our annual cash bonus and equity compensation plans and setting related performance targets;

•	approving equity awards; and

•

evaluating the performance of our Executive Chairman and Founder and our President and Chief Executive Officer, and reviewing the evaluations of other executives by the Executive Chairman and Founder and/or the President and CEO, as appropriate, including in the context of succession planning.

For additional information on the Compensation Committee’s role, its processes for the consideration and determination of executive compensation and its use of outside advisors, see “Compensation Discussion and Analysis.”

The Compensation Committee Charter also provides that:

•

the Committee will be comprised of at least three independent directors, each of whom must be an “outside director” as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and a “non-employee director” as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	the Committee will hold at least four regular meetings each calendar year;
•	the Committee will meet periodically in executive session, which sessions typically include its independent outside advisors; and

•	the Committee is empowered to hire outside advisors as it deems appropriate and will conduct annual assessments of the independence of each such advisor.

Compensation Committee’s Relationship with its Independent Compensation Consultant

The Compensation Committee’s independent compensation consultant during fiscal year 2014 was Pay Governance LLC (“Pay Governance”). Pay Governance is engaged by, and reports directly to, the Compensation Committee, which has the sole authority to hire or fire Pay Governance and to approve fee arrangements for work performed. Pay Governance assists the Compensation Committee in fulfilling its responsibilities under its Charter, including advising on proposed compensation packages for top executives, compensation program design and market practices generally. The Compensation Committee has authorized Pay Governance to interact with management on behalf of the Compensation Committee, as needed in connection with advising the Compensation Committee, and Pay Governance is included in discussions with management and, when applicable, the Compensation Committee’s outside legal counsel on matters being brought to the Compensation Committee for consideration.

It is the Compensation Committee’s policy that the Chair of the Compensation Committee or the full Compensation Committee pre-approve any additional services provided to management by our independent compensation consultant. In fiscal year 2014, Pay Governance only did work for the Compensation Committee and, in connection with our outside director compensation program, for the Governance and Nominating Committee as discussed under “Director Compensation.” The Compensation Committee has assessed the independence of Pay Governance pursuant to Securities and Exchange Commission (“SEC”) rules and concluded that Pay Governance’s work for the Compensation Committee does not raise any conflict of interest.

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  OUR BOARD OF DIRECTORS

Governance and Nominating Committee

Under its Charter, the Governance and Nominating Committee is responsible for the following, among other things:

•	identifying and recommending to the Board potential director candidates and reviewing the composition of the Board as part of this process;

•	overseeing all aspects of our corporate governance initiatives, including periodic assessments of our principal governance documents, and making recommendations to the Board as appropriate;

•	establishing policy on and overseeing our entry into related person transactions;

•	establishing criteria for the annual self-assessments of the Board and its Committees;

•	reviewing and making recommendations to the Board on director compensation matters; and

•	monitoring developments in the law and practice of corporate governance.

The Governance and Nominating Committee Charter also provides that:

•

the Committee will be comprised of at least three independent directors, which the Board believes should include a Chair with experience in governance matters plus the Chairs of the Audit and Compensation Committees in accordance with good governance practice;

•	the Committee will hold at least three regular meetings each calendar year;

•	the Committee will meet regularly in executive session; and

•	the Committee is empowered to hire outside advisors as it deems appropriate.

As noted above, the Governance and Nominating Committee uses the Compensation Committee’s independent compensation consultant for advice on director compensation.

For additional information on the Governance and Nominating Committee’s oversight of director compensation and related person transactions, see the sections “Director Compensation” and “Related Person Transactions.”

Executive Sessions of the Board

Mr. Schwartz, the Chair of the Governance and Nominating Committee, leads the executive sessions of non-management and independent directors.

Director Nomination Process and Consideration of Diversity

Our Corporate Governance Guidelines and the Governance and Nominating Committee Charter set forth certain criteria for director qualifications and Board composition. These criteria include an expectation that directors have substantial accomplishments in their professional backgrounds, are able to make independent, analytical inquiries and exhibit practical wisdom and mature judgment. The Governance and Nominating Committee seeks to achieve a Board that represents a diverse mix of skills, perspectives, talents, backgrounds and education that will enhance our decision-making process, oversee management’s execution of strategic objectives and represent the interests of all of our stockholders. Director candidates should meet our standards for independence, be free of potential conflicts of interest, possess the highest personal and professional ethics, integrity and values, be committed to promoting the long-term interests of our stockholders and be able and willing to devote the necessary time to carrying out their duties and responsibilities as members of the Board. These criteria are described more fully in our Guidelines and the Governance and Nominating Committee Charter. The Governance and Nominating Committee considers these criteria, including diversity, in connection with its annual review of the composition, qualifications and independence of our Board.

For additional discussion of how the Governance and Nominating Committee determines the director nominees, see “Item 1 — Election of Directors” and “Our Board of Directors — Director Independence.”

Stockholder Recommendations for Director Candidates

The Governance and Nominating Committee will consider potential director candidates recommended by our stockholders. When making a recommendation, stockholders should consider our criteria for director qualifications and Board composition set forth above and in our Guidelines and the Governance and Nominating Committee Charter. Director candidates recommended by stockholders who meet these qualifications will be considered by the Chair of the Governance and Nominating Committee, who will present the information on the candidate to the entire Governance and Nominating Committee. All director candidates recommended by stockholders will be considered by the Governance and Nominating Committee in the same manner as any other candidate and may or may not be selected by the Governance and Nominating Committee.

All recommendations by stockholders for potential director candidates must include written materials on the potential candidate’s qualifications and be sent to Michael D. Fricklas, Secretary, Viacom Inc., 1515 Broadway, New York, NY 10036-5794.

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  OUR BOARD OF DIRECTORS

Communications with Directors

Stockholders and other interested parties who would like to contact our non-management directors may send an email to: nonmanagementdirectors@viacom.com or write to Non-Management Directors, Viacom Inc., 1515 Broadway, 52nd Floor, New York, NY 10036-5794. The non-management directors’ contact information is also available on our website at www.viacom.com. The non-management directors have approved the process for handling communications received in this manner.

Stockholders should also use the email and mailing address for the non-management directors to send communications to the Board. The process for handling stockholder communications to the Board received in this manner has been approved by the independent directors of the Board. Correspondence relating to accounting or auditing matters will be handled in accordance with procedures established by the Audit Committee for such matters.

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  CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Our corporate governance practices are established, monitored and regularly assessed by our Board of Directors with assistance from the Governance and Nominating Committee. The Board considers current and proposed legal requirements and governance best practices in connection with its decisions on our governance practices, including ensuring that a majority of our Board is independent and that all of our Board Committees are comprised solely of independent directors.

Our principal governance documents are our Corporate Governance Guidelines, Board Committee Charters, Global Business Practices Statement and Supplemental Code of

Ethics for Senior Financial Officers. These documents are available in the “Investor Relations/Corporate Governance” section of our website at www.viacom.com, and copies of these documents may be requested by writing to Investor Relations, Viacom Inc., 1515 Broadway, New York, NY 10036-5794.

Certain aspects of our governance documents are summarized below. We encourage our stockholders to read our governance documents, as we believe they illustrate our commitment to good governance practices and ethical business conduct.

Corporate Governance Guidelines

Our Corporate Governance Guidelines establish our corporate governance principles and practices on a variety of topics, including the responsibilities, composition and functioning of the Board. The Governance and Nominating Committee assesses the Guidelines periodically and makes recommendations to the Board on any changes to implement. Our Guidelines address, among other things:

•	director qualifications, including our director independence standards;

•	the requirement to hold separate executive sessions of the non-management directors and of the independent directors and their frequency;
•	how stockholders and interested parties may communicate with the non-management directors;

•	stock ownership guidelines for directors and the Board’s policies for setting director compensation;

•	director orientation and continuing education;

•	policies regarding director access to management, employees and independent advisors;

•	the role of the non-management directors in executive succession planning; and

•	the annual self-assessment of the Board to evaluate its effectiveness.

Board Committee Charters

As discussed in more detail in the descriptions of our Board Committees under “Our Board of Directors — Board Committees,” each of our Board Committees operates under a written charter adopted by the Board. The charters set forth the purpose, objectives and responsibilities of the respective Committee and discuss matters such as Committee membership requirements, number of meetings and the setting of meeting agendas. The charters are assessed annually by the Governance and Nominating Committee and the respective Committee and are updated by the Board as needed.

Viacom Global Business Practices Statement

Our Global Business Practices Statement (the “GBPS”) discusses our standards for ethical conduct that are expected of all directors and employees of Viacom and its subsidiaries. The GBPS has been distributed to our directors and employees worldwide. As part of our compliance and ethics programs, directors and employees receive regular training on the contents of the GBPS and, where permitted, are required to certify as to compliance with it. They are also required to disclose any conflicts or potential conflicts of interest on an ongoing basis and appropriately report on suspected violations of the GBPS. The GBPS addresses, among other things, topics such as:

•	compliance with laws, rules and regulations;

•	conflicts of interest and interference, including the disclosure of actual or potential conflicts;

•	confidentiality, transactions in securities and fair disclosure;

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  CORPORATE GOVERNANCE

•	financial accounting and improper payments;

•	our commitment to being an equal opportunity employer and providing a workplace environment free of harassment and improper bias;

•	fair dealing and relations with competitors, customers and suppliers;

•	connecting, communicating and sharing through social media;

•	protection and proper use of company assets, information systems and electronic communications;

•	privacy, data security and information protection;

•	anti-corruption laws such as the Foreign Corrupt Practices Act and the UK Bribery Act;

•	export control and anti-boycott laws;

•	health, safety and the environment; and

•	political contributions.

The GBPS also identifies numerous avenues for employees to report violations of the GBPS, matters of alleged financial impropriety and any other matters of concern, anonymously or with attribution, to the appropriate officers of Viacom and/or the Audit Committee. These avenues include telephone hotlines (in the United States and for numerous international locations), email contacts and reporting through various internal websites at Viacom and its business divisions. The GBPS makes clear that retaliation against an employee who makes a report in good faith will not be tolerated.

Our Senior Vice President, Chief Audit and Compliance Officer, has oversight responsibility for our compliance and ethics programs. He reports to the Audit Committee and administratively to the Chief Operating Officer; he also reports administratively to the General Counsel as to compliance matters and to the Chief Financial Officer as to audit matters. These individuals, together with senior executives of various disciplines from Viacom and its business divisions, regularly review and update the GBPS policies, and generate more detailed policies and training for those officers and employees engaged in activities that warrant additional focus, such as conducting business internationally. We also require that our suppliers comply with pertinent elements of our business conduct policies.

Waivers of the GBPS for our executive officers and directors will be disclosed on our website at www.viacom.com or by Form 8-K filed with the SEC.

Supplemental Code of Ethics for Senior Financial Officers

The Supplemental Code of Ethics for Senior Financial Officers is applicable to our President and Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Supplemental Code of Ethics addresses matters specific to those senior financial positions at Viacom, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within Viacom. As with all employees, the Senior Financial Officers are also required to comply with the GBPS.

Amendments to or waivers of the Supplemental Code of Ethics for these officers will be disclosed on our website at www.viacom.com or by Form 8-K filed with the SEC.

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  DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Directors who are not employees of Viacom or any of its subsidiaries (the “Outside Directors”) are entitled to receive compensation for their service on the Board and are eligible to participate in certain director plans, as discussed below. Messrs. Abrams, Kraft, Phillips, Salerno and Schwartz and Mses. Falcone Sorrell, McGarvie, Norville and Redstone are Outside Directors.

Our director compensation programs are overseen by our Governance and Nominating Committee, which makes recommendations at least every other year to the Board on the appropriate amount and structure of director compensation in light of then current competitive practice and other factors. The Governance and Nominating Committee receives advice from Pay Governance, the Compensation Committee’s independent compensation consultant, on director compensation matters.

Elements of Outside Director Compensation

Cash Compensation

We pay cash compensation to our Outside Directors as follows:

•	Our Outside Directors receive an annual Board retainer of $100,000, payable in equal installments quarterly in advance, except for our Vice Chair, who receives an annual retainer of $200,000.

•	The Chairs of the Audit and Compensation Committees each receive an annual retainer of $20,000, payable in equal installments quarterly in advance, and the members of those committees receive a per meeting attendance fee of $2,000.

•

The Chair of the Governance and Nominating Committee receives an annual retainer of $15,000, payable in equal installments quarterly in advance, and the members of that committee receive a per meeting attendance fee of $1,500.

Outside Directors may elect to defer their cash compensation under the Viacom Inc. Deferred Compensation Plan for Outside Directors discussed below.

Equity Compensation

Pursuant to the Viacom Inc. 2011 RSU Plan for Outside Directors, as amended and restated as of November 13, 2013 and as further amended on January 16, 2014, on January 31 of each year, our Outside Directors automatically receive an annual grant of restricted share units (“RSUs”) equal in value to $175,000 based on the closing price of our Class B common stock on NASDAQ on the date of grant. The RSUs vest one year from the date of grant. RSUs are payable in shares of Class B common stock upon vesting unless the Outside Director elects to defer settlement of the RSUs to a future date. Dividend equivalents are credited on the RSUs each time we pay a regular cash dividend on our Class B common stock until the RSUs are settled. Prior to 2014, outside directors received annual grants of stock options pursuant to the Viacom Inc. Stock Option Plan for Outside Directors as well as annual grants of RSUs.

Pay Governance advised the Governance and Nominating Committee with respect to these director compensation plans.

See “Fiscal Year 2014 Director Compensation” below for detail on the compensation our Outside Directors received for fiscal year 2014.

Deferred Compensation Plan

Under the Viacom Inc. Deferred Compensation Plan for Outside Directors, Outside Directors may elect to defer their Board and Committee retainers and meeting fees for the upcoming calendar year. Deferred amounts are credited during a calendar quarter to an interest-bearing income account or a stock unit account in accordance with the director’s prior election.

Amounts credited to an income account bear interest at the prime rate in effect at the beginning of each calendar quarter. Amounts credited to a stock unit account prior to January 1, 2014 were deemed invested in a number of phantom stock units equal to the number of shares of Class A common stock and Class B common stock that the deferred amounts, if invested as equally as possible in the Class A and Class B common stock, would have purchased based on their respective closing market prices on the first day of the next

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  DIRECTOR COMPENSATION

calendar quarter. Amounts credited to a stock unit account bore interest at the prime rate in effect at the beginning of the relevant calendar quarter until they were converted to phantom stock units. Unless a director made the one-time election described in the paragraph below, these phantom stock units will be settled in cash. Under amendments to the plan, and to the amended and restated 2011 RSU Plan for Outside Directors, amounts credited to a stock unit account on or after January 1, 2014 are deferred into a fixed number of fully-vested RSUs. The number of RSUs awarded is based on the value of our Class B common stock on the first day of the relevant calendar quarter. The awarded RSUs will be settled in shares of Class B common stock.

As referenced above, under the amended plans, directors were given a one-time election to change the settlement mechanics of their existing balances in stock unit accounts so that they would receive shares of Class B common stock rather than cash upon their retirement from the Board. If a director did not make such one-time election, amounts deferred under the Deferred Compensation Plan for Outside Directors prior to January 1, 2014 will be paid in cash. Whether paid in shares of Class B common stock or in cash, deferred amounts will be paid in either a lump sum or in three or five annual installments based on the director’s prior election, with the lump sum or initial annual installment becoming payable on the later of six months after the director leaves the Board or January 15 of the following year. For more information on the phantom stock units and RSUs related to deferred compensation held by certain of our directors as of January 15, 2015, see footnote (1) to the “Security Ownership of Certain Beneficial Owners and Management” table.

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  DIRECTOR COMPENSATION

Fiscal Year 2014 Director Compensation

The following table presents information on compensation for services as an Outside Director for fiscal year 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($) (1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (2)	All Other Compensation ($)	Total ($)
George S. Abrams (3)	$100,048	$175,037		—	$70	$120,000	$395,155
Philippe P. Dauman (4)	—	—		—	$7,671	—	$7,671
Cristiana Falcone Sorrell (5)	$114,000	$175,037		—	60	—	$289,097
Alan C. Greenberg (6)	$100,048	$175,037	(6)	—	—	—	$275,085
Robert K. Kraft (7)	$100,048	$175,037		—	$50	—	$275,135
Blythe J. McGarvie (8)	$160,048	$175,037		—	$1,117	—	$336,202
Deborah Norville (9)	$118,000	$175,037		—	$97	—	$293,134
Charles E. Phillips, Jr. (10)	$134,000	$175,037		—	$3,200	—	$312,237
Shari Redstone (11) Vice Chair	$200,000	$175,037		—	$97	—	$375,134
Frederic V. Salerno (12)	$160,048	$175,037		—	$120	—	$335,205
William Schwartz (13)	$139,000	$175,037		—	$117	—	$314,154
(1)

Reflects the grant date fair value of the awards calculated in accordance with FASB ASC Topic 718 — Stock Compensation. Grant date fair value assumptions are consistent with those disclosed in the Equity-Based Compensation Note to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

(2)

Reflects nonqualified deferred compensation only. Interest accrues on the amounts deferred under our Deferred Compensation Plan for Outside Directors at the prime rate in effect at Citibank N.A. at the beginning of each calendar quarter. The prime rate generally represents an interest rate that is more than 120% of the long-term applicable federal rate published by the Internal Revenue Service and therefore is deemed to be preferential for purposes of this table. Accordingly, we have indicated above the difference in the amount of interest accrued for each director in fiscal year 2014 compared to the interest that would have been accrued at 120% of the long-term applicable federal rate.

(3)

Mr. Abrams did not defer receipt of his cash director fees in fiscal year 2014. As of September 30, 2014, Mr. Abrams held a total of 29,548 stock options for shares of Class B common stock and 2,574 RSUs for shares of Class B common stock. The amount under “All Other Compensation” reflects amounts paid in connection with Mr. Abrams’ consulting agreement discussed under “Related Person Transactions.”

(4)

Mr. Dauman was compensated as an Outside Director prior to becoming our President and Chief Executive Officer on September 5, 2006. The amount presented in this table relates to compensation previously deferred by Mr. Dauman when he was an Outside Director.

(5)

Ms. Falcone Sorrell deferred receipt of her cash director fees beginning January 1, 2014. As of September 30, 2014, Ms. Falcone Sorrell held a total of 3,090 RSUs (including deferred RSUs) for shares of Class B common stock.

(6)

Mr. Greenberg did not defer receipt of his cash director fees in fiscal year 2014. As of September 30, 2014, there were no outstanding options or shares of Class B common stock. His current year unvested grant of RSUs was forfeited upon his death.

(7)

Mr. Kraft deferred receipt of his cash director fees in fiscal year 2014. As of September 30, 2014, Mr. Kraft held a total of 34,305 stock options for shares of Class B common stock and 25,797 RSUs (including deferred RSUs) for shares of Class B common stock.

(8)

Ms. McGarvie deferred receipt of her cash director fees beginning January 1, 2014. As of September 30, 2014, Ms. McGarvie held a total of 27,963 stock options for shares of Class B common stock and 2,154 RSUs (including deferred RSUs) for shares of Class B common stock.

(9)

Ms. Norville deferred receipt of her cash director fees in fiscal year 2014. As of September 30, 2014, Ms. Norville held a total of 4,326 RSUs (including deferred RSUs) for shares of Class B common stock.

(10)

Mr. Phillips deferred receipt of his cash director fees in fiscal year 2014. As of September 30, 2014, Mr. Phillips held a total of 5,155 stock options for shares of Class B common stock and 30,492 RSUs (including deferred RSUs) for shares of Class B common stock.

(11)

Ms. Redstone deferred receipt of her cash director fees in fiscal year 2014. As of September 30, 2014, Ms. Redstone held a total of 31,263 stock options for shares of Class B common stock and 64,223 RSUs (including deferred RSUs) for shares of Class B common stock.

(12)

Mr. Salerno did not defer receipt of his cash director fees in fiscal year 2014. As of September 30, 2014, Mr. Salerno held a total of 6,801 stock options for shares of Class B common stock and 17,950 RSUs (including deferred RSUs) for shares of Class B common stock.

(13)

Mr. Schwartz did not defer receipt of his cash director fees in fiscal year 2014. As of September 30, 2014, Mr. Schwartz held a total of 29,548 stock options for shares of Class B common stock and 20,468 RSUs (including deferred RSUs) for shares of Class B common stock.

VIACOM INC.  ï  2015 Proxy Statement    19

  DIRECTOR COMPENSATION

Director Perquisites

We generally do not provide perquisites to our directors. Occasionally, a director’s spouse may accompany him or her to Viacom events at our request. For example, spouses are invited to some of the Board dinners we hold from time to time in connection with Board meetings. This policy involves a de minimis or no incremental cost to us, and we believe it serves a legitimate business purpose.

Director Attendance at Certain Viacom Events

We believe it is in our best interest for directors to participate in certain events throughout the year, and the Board has established a policy under which directors are allocated tickets without charge to attend specific events that have been designated as having a business purpose. Travel expenses to such events are reimbursed by us in accordance with our normal travel policies. The Governance and Nominating Committee is responsible for oversight of this policy.

20     VIACOM INC.   ï  2015 Proxy Statement

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below presents as of January 15, 2015, unless otherwise indicated, information concerning the beneficial ownership of our Class A and Class B common stock by (i) each director and director nominee, (ii) each person who was an NEO during fiscal year 2014 and (iii) our current directors, NEOs and executive officers as a group. “Option Shares” reflects stock options to purchase shares that were unexercised but exercisable, either currently or within a period of 60 days from January 15, 2015, and are excluded from the column “Number of Equity Shares.” Each person has sole voting and investment power over the shares reported, except as noted. The table also includes information concerning the beneficial ownership by each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of our Class A common stock.

As of January 15, 2015, there were 50,607,121 shares of our Class A common stock outstanding and 355,154,549 shares of our Class B common stock outstanding.

	Beneficial Ownership of Equity Securities
Name	Title of Equity Security	Number of Equity Shares		Option Shares	Percentage of Class	Common Stock Equivalents (11)
George S. Abrams	Class A common stock Class B common stock	— 32,211	(1) (1)(2)	— 26,377	* *	11,597 12,500	(1) (1)
Philippe P. Dauman	Class A common stock Class B common stock	— 1,242,105	(3)(4)	— 3,326,745	* *	— 1,895	(3)
Wade C. Davis	Class A common stock Class B common stock	— 13,249	(3)(4)	— 26,944	* *	— 1,411	(3)
Thomas E. Dooley	Class A common stock Class B common stock	1,720 1,182,822	(4)(5)	— 3,150,194	* *	— —
Cristiana Falcone Sorrell	Class A common stock Class B common stock	— —	(1)	— —	* *	— 1,707	(1)
Michael D. Fricklas	Class A common stock Class B common stock	25 1,613	(3)(4) (3)(4)	— 161,000	* *	14 3,981	(3) (3)
Robert K. Kraft	Class A common stock Class B common stock	— 78,810	(1)(2)	— 34,305	* *	— 24,433	(1)
Blythe J. McGarvie	Class A common stock Class B common stock	— 4,180	(1) (1)	— 27,963	* *	718 749	(1) (1)
Deborah Norville	Class A common stock Class B common stock	— 200	(1)	— —	* *	— 3,002	(1)
Charles E. Phillips, Jr.	Class A common stock Class B common stock	— 4,098	(1)(6)	— 5,155	* *	— 29,363	(1)(6)
Shari Redstone	Class A common stock Class B common stock	— 1,500	(1)(2)(6)(7)	— 31,263	* *	— 63,393	(1)(6)
Sumner M. Redstone (8)	Class A common stock Class B common stock	40,231,572 —	(9) (3)	— 141,934	79.5% *	— 214	(3)
Frederic V. Salerno	Class A common stock Class B common stock	— 2,521	(1) (1)(6)	— 6,801	* *	23,043 40,008	(1) (1)(6)
William Schwartz	Class A common stock Class B common stock	— 13,220	(1) (1)(6)	— 26,377	* *	21,254 40,427	(1) (1)(6)
National Amusements, Inc. (9)	Class A common stock Class B common stock	40,231,532 —		— —	79.5% *	— —
Directors, NEOs and executive officers as a group, other than Sumner M. Redstone (17 persons)	Class A common stock Class B common stock	1,745 2,649,414	(4) (4)	— 7,023,888	* *	56,626 224,615
Mario J. Gabelli (10) Gabelli Asset Management Inc.	Class A common stock	5,767,422		—	11.4%	—
*	Represents less than 1% of the outstanding common stock of the class.

VIACOM INC.  ï  2015 Proxy Statement    21

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

The following Class A phantom stock units, Class B phantom stock units and Class B RSUs credited to the respective director under the Deferred Compensation Plan for Outside Directors are excluded from the “Number of Equity Shares” column and the “Percentage of Class” column and included in the “Common Stock Equivalents” column:

Phantom Stock Units

Abrams:	11,597 Class A and 11,874 Class B
McGarvie:	718 Class A and 721 Class B
Salerno:	23,043 Class A and 23,851 Class B
Schwartz:	21,254 Class A and 21,736 Class B

RSUs

Abrams:	626
Falcone Sorrell:	1707
Kraft:	24,433
McGarvie:	28
Norville:	3,002
Phillips:	16,090
Shari Redstone:	47,356
Salerno:	1,028
Schwartz:	1,011

(2)

Includes for Mr. Abrams, 100 Class B shares held indirectly as Trustee of a trust; for Mr. Kraft, 63,325 Class B shares held by KPC US Equity LLC, an entity controlled by Mr. Kraft; and for Shari Redstone, 1,500 Class B shares held in trusts for the benefit of her children for which she is co-Trustee.

(3)

The following Class A phantom stock units and Class B phantom stock units credited to the respective executive officer under the Excess 401(k) Plan for Designated Senior Executives are excluded from the “Number of Equity Shares” column and the “Percentage of Class” column and included in the “Common Stock Equivalents” column:

Dauman:	1,895 Class B
Davis:	1,411 Class B
Fricklas:	14 Class A and 3,981 Class B
Sumner Redstone:	214 Class B

(4)	Includes shares held in our 401(k) plan.
(5)	Includes 291,000 Class B shares held by Mr. Dooley indirectly as Trustee of a grantor retained annuity trust and 92,942 shares held in a charitable foundation controlled by Mr. Dooley.
(6)

The following RSUs relating to annual grants to the respective directors, the settlement of which the directors elected to defer, are excluded from the “Number of Equity Shares” column and the “Percentage of Class” column and included in the “Common Stock Equivalents” column:

Phillips:	13,273 RSUs
Shari Redstone:	16,337 RSUs
Salerno:	15,129 RSUs
Schwartz:	17,680 RSUs

(7)	Ms. Redstone is a stockholder of NAI and has a significant indirect beneficial interest in the Viacom shares owned by NAI.
(8)	The address for Mr. Redstone is c/o Viacom Inc., 1515 Broadway, New York, New York 10036-5794.
(9)

Except for 40 shares owned directly by Mr. Redstone, all shares of Class A common stock are owned beneficially by NAI and a wholly-owned subsidiary of NAI. Mr. Redstone is the beneficial owner of the controlling interest in NAI and, accordingly, beneficially owns all such shares. Based on information received from NAI, some of the Viacom shares owned by a wholly-owned subsidiary of NAI are pledged to NAI’s lenders. NAI holds more than 50% of the Class A shares directly and these shares are not pledged. The address for NAI and its subsidiary is 846 University Avenue, Norwood, Massachusetts 02062.

(10)

According to Amendment No. 4 to a Schedule 13D filed on November 6, 2009 with the SEC by GAMCO Investors, Inc. and related entities. The address for Mario J. Gabelli and GAMCO Investors, Inc. is One Corporate Center, Rye, New York 10580.

(11)

This column represents other economic interests not otherwise included in the table above that relate to the value of Viacom common stock, including Class A phantom stock units, Class B phantom stock units and RSUs credited to the respective director under the Deferred Compensation Plan for Outside Directors, Class A phantom stock units and Class B phantom stock units credited to the respective executive officer under the Excess 401(k) Plan for Designated Senior Executives, and deferred director annual grant RSUs.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. Executive officers, directors and greater than 10% beneficial owners are required by the Exchange Act to furnish us with copies of all Section 16(a) forms they file. As an administrative matter, we assist our executive officers and directors by monitoring transactions and filing Section 16 reports on their behalf. Based on our records, compliance program, and review of written representations, we believe that during fiscal year 2014 our executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

22     VIACOM INC.   ï  2015 Proxy Statement

  RELATED PERSON TRANSACTIONS

RELATED PERSON TRANSACTIONS

NAI, directly and through a wholly-owned subsidiary, is the controlling stockholder of both Viacom and CBS Corporation. Mr. Redstone, the controlling stockholder, Chairman and Chief Executive Officer of NAI, serves as our Executive Chairman and Founder and the Executive Chairman and Founder of CBS Corporation. Ms. Redstone, the President and a director of NAI, serves as non-executive Vice Chair of the Board of Directors of both Viacom and CBS Corporation. Mr. Dauman and Mr. Abrams are directors of NAI, and Mr. Salerno is also a director of CBS Corporation. We consider these entities, as well as our directors and executive officers and certain of their family members, to be “related persons.”

Policy on Oversight of Related Person Transactions

The Governance and Nominating Committee maintains a written policy on its review, approval and ratification of transactions with related persons. The policy generally groups these transactions into four categories: (1) transactions requiring the advance approval of the Committee, (2) transactions that the Chair of the Committee is authorized to approve, (3) certain ordinary course transactions below established financial thresholds, and other designated categories of transactions, that are deemed pre-approved by the Committee and (4) certain transactions requiring reporting to the Committee.

Generally, the Governance and Nominating Committee deems pre-approved any transaction or series of transactions between Viacom and an entity for which a related person is an executive or employee (except NAI and CBS Corporation) that is entered into in the ordinary course of our business and where the aggregate amount of all such transactions on an annual basis is less than 1% of the annual consolidated gross revenues of the other entity.

Ordinary course transactions with NAI or CBS Corporation, or any of their respective subsidiaries, where the amount exceeds $10 million or $25 million, respectively, require pre-approval of the Governance and Nominating Committee.

Regardless of whether a transaction is deemed pre-approved, all transactions with related persons, including NAI, CBS Corporation and their respective subsidiaries, in any amount are required to be reported to the Governance and Nominating Committee. The Committee reviews and discusses with management the determination on whether a transaction with a related person involves a direct or indirect material interest.

Related Person Transactions in Fiscal Year 2014

Transactions with National Amusements, Inc.

NAI licenses films in the ordinary course of business for its motion picture theaters from all major studios, including Paramount. Payments made to us in connection with these licenses for fiscal year 2014 amounted to approximately $15.2 million and are continuing in fiscal year 2015 as a result of this ongoing relationship. NAI also licenses films from a number of unaffiliated companies, and Paramount expects to continue to license films to NAI on similar terms in the future. In addition, NAI and Paramount have co-op advertising arrangements, which are continuing in fiscal year 2015, and occasionally engage in other ordinary course transactions (e.g., movie ticket purchases and various promotional activities) from time to time. In connection with these arrangements and transactions, Paramount paid NAI a total of approximately $217,000 in fiscal year 2014. We believe that the terms of these transactions between NAI and Paramount were no more or less favorable to Paramount than transactions between unaffiliated companies and NAI.

Transactions with CBS Corporation

In the ordinary course of business, we are involved in transactions with CBS Corporation and its various businesses (“CBS”) that result in the recognition of revenues and expenses by us. Transactions with CBS are settled in cash.

Our Filmed Entertainment segment earns revenues and recognizes expenses associated with the distribution of certain television products into the home entertainment market on behalf of CBS. Pursuant to its agreement with CBS, Paramount distributes CBS’s library of television and other content on DVD and Blu-ray disc on a worldwide basis. Under the terms of the agreement, Paramount is entitled to retain a fee based on a percentage of gross receipts and is generally responsible for all out-of-pocket costs, which are recoupable together with any advance amounts paid. Paramount also earns revenues from CBS through leasing of studio space and licensing of certain film products.

Our Media Networks segment recognizes advertising revenues and purchases television programming from CBS. The cost of the programming purchases is initially recorded as acquired program rights inventory and amortized over the estimated period that revenues will be generated.

VIACOM INC.  ï  2015 Proxy Statement    23

  RELATED PERSON TRANSACTIONS

Both of our segments recognize advertising expenses related to the placement of advertisements with CBS.

The following table summarizes the transactions with CBS, which can also be found in our consolidated financial statements contained in our Annual Report on Form 10-K for fiscal year 2014.

(in millions)	Year Ended September 30, 2014
Consolidated Statements of Earnings
Revenues	$213
Operating expenses	296
Consolidated Balance Sheets
Accounts receivable	$5
Total due from CBS	$5

Accounts payable	$2
Participants’ share and residuals, current	100
Program obligations, current	87
Program obligations, noncurrent	104
Other liabilities	9
Total due to CBS	$302

Other Related Person Transactions

Mr. Abrams entered into an agreement with Former Viacom in 1994 under which he provides us with legal and governmental consulting services for an annual fee of $120,000.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee during fiscal year 2014 has ever been an officer or employee of ours or any of our subsidiaries. During fiscal year 2014, no Viacom executive officer served as a director or member of the compensation committee of any other registrant of which an executive officer served on our Board of Directors or Compensation Committee.

24     VIACOM INC.   ï  2015 Proxy Statement

  COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent Viacom specifically incorporates such information by reference.

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of this proxy statement. Based on its review and discussions with management, the Compensation Committee recommended to the Viacom Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE

Frederic V. Salerno, Chair

Blythe J. McGarvie

Deborah Norville

Charles E. Phillips, Jr.

William Schwartz

VIACOM INC.  ï  2015 Proxy Statement    25

  EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The goal of our compensation programs is to make sure that we have the talented executives and employees we need to achieve our strategic plans and deliver financial returns to our stockholders over both the short term and the long term. To do this, we need to attract and retain great managers and employees, and to compensate them in a way that encourages and rewards their performance. Our compensation programs include salaries, a cash bonus plan that rewards annual performance, and a long-term equity plan that links the value the executive receives to the value of our company as measured by our stock price and/or company performance. Our compensation packages are designed to reward (i) company performance as measured by strategic, operating and financial results, (ii) individual contributions to those results and (iii) stock price growth on both an absolute and a relative basis. Occasionally, if the Compensation Committee (the “Committee” in this section) or, in limited circumstances, Mr. Dauman determines it is appropriate in connection with hiring, retention and other objectives, they may authorize one-time equity awards for our executives. Since equity awards are tied to the performance of our stock, the awards are aligned with the interests of our stockholders.

Awards are balanced between short-term and long-term compensation to incent our executives to achieve superior operating and financial results every year while achieving long-term strategic objectives to drive stockholder value. In certain instances, the Committee may feel it is appropriate to structure equity awards with portions that are both more sensitive and less sensitive to our stock price.

We are committed to providing competitive compensation packages to ensure that we attract and retain executives who will achieve these goals. We compete for talented executives in a highly-compensated industry globally, with the majority in the New York and Los Angeles markets. The Committee reviews information about past and evolving practices of our media and entertainment industry peer companies and other comparable public companies, but it does not specifically benchmark compensation to a particular level.

Compensation information for “fiscal year 2014,” “fiscal year 2013” and “fiscal year 2012” reflects performance during the twelve months ended September 30, 2014, September 30, 2013 and September 30, 2012, respectively.

Fiscal Year 2014 Performance

Our fiscal year 2014 results were solid. We continued to achieve creative and operational excellence and delivered growth in adjusted operating income and adjusted diluted earnings per share, achieving records in both measures, as well as strong cash flows. Our strength allowed us to access capital markets efficiently and allowed our stockholders to participate in our cash generation. In fiscal 2014, we returned $3.9 billion to stockholders through stock buybacks and dividends, including an increase in our quarterly dividend from $0.30 to $0.33 per share.

Specifically:

•	We invested aggressively to expand our brands by creating and acquiring content, and by developing and producing content that can be viewed by consumers across multiple screens.

•	We acquired Channel 5 in the UK, establishing a much stronger base for us in that market.

•

We continued to innovate and refine the distribution of our content, partnering with digital distribution partners, launching apps for our major brands, optimizing new windowing strategies, and negotiating attractive long-term agreements with major distributors, including Time Warner

Cable, Verizon and more than 800 National Cable Television Cooperative member distributors.

•

We also innovated in advertising sales, expanding integrated marketing and other approaches that are less dependent on traditional media measurement, as well as initiating sales based on dynamic advertising insertion.

•

We successfully released 11 feature films, including Transformers: Age of Extinction, which was the largest-ever theatrical release in China, and Teenage Mutant Ninja Turtles, which established a new movie franchise to complement our television and consumer products business based on that property. We also continued to develop our television production business at Paramount.

•

Our solid operating profile allowed us to strategically access the capital markets, issuing senior notes and debentures at very attractive rates and extending our weighted average debt maturity. This allowed us to aggressively return significant capital to our stockholders through our stock repurchase program and by increasing our quarterly dividend.

•	We continued to aggressively manage costs, both domestically and internationally, and enhanced our operational efficiency.

26     VIACOM INC.   ï  2015 Proxy Statement

  EXECUTIVE COMPENSATION

Compensation decisions reflected our performance

The efforts and leadership of our senior management team, including our named executive officers (“NEOs”), remain critical to our accomplishments and allowed us to produce results that strengthened our business, delivered strong financial performance, created value for our stockholders and allowed us to return capital to our stockholders in the form of significant dividends and share repurchases. During the period, we continued to perform well and we remain well positioned to capitalize on future opportunities and successfully address future challenges. These accomplishments provide context for our pay-for-performance approach and the key compensation decisions made by our Compensation Committee in fiscal year 2014.

The bonus and equity compensation decisions for each of our NEOs in fiscal year 2014 are discussed in detail below under “Compensation Program Design — Annual Performance-Based Cash Bonus” and “Compensation Program Design — Equity Awards.”

Fiscal Year 2014 Named Executive Officer Compensation

The achievements previously discussed were a direct result of the leadership of our NEOs and other senior executives. Our NEOs for fiscal year 2014 were:

•	Sumner M. Redstone, Executive Chairman and Founder;

•	Philippe P. Dauman, President and Chief Executive Officer;

•	Thomas E. Dooley, Senior Executive Vice President and Chief Operating Officer;

•	Michael D. Fricklas, Executive Vice President, General Counsel and Secretary; and

•	Wade C. Davis, Executive Vice President, Chief Financial Officer.

Individual NEO performance and qualifications are key factors in the Committee’s compensation decisions. The Committee considers the executive’s professional experience, tenure and accomplishments at our company and/or within the industry, the executive’s individual performance if he or she is an existing employee, the executive’s compensation history, compensation levels of executives at comparable levels within the company, competitive conditions, management development and succession planning activities and input from Pay Governance. All of our NEOs and many of our divisional executives have been affiliated with Viacom for many years and this is reflected in their compensation packages.

At our 2014 Annual Meeting of Stockholders, we held a stockholder advisory vote on the compensation of our NEOs, and our stockholders approved the compensation of our executives as disclosed in our proxy statement for our 2014 Annual Meeting of Stockholders. The Committee has considered the results of the vote on our executive compensation program and concluded that the program continues to provide a competitive pay-for-performance package that effectively incentivizes our NEOs and encourages long-term retention. We have determined to conduct an advisory vote on executive compensation every three years, as permitted under SEC rules, and intend to hold the next such advisory vote at our 2017 annual meeting. The Committee will continue to consider stockholder views about our core compensation principles and objectives when determining executive compensation.

Base Salary and Target Annual Cash Bonus

As previously disclosed in the proxy statement for our 2014 annual meeting of stockholders, the Committee determined to increase certain base salary and target annual bonus awards for 2014 for certain NEOs, which reflects the Committee’s evaluation of the applicable NEOs’ performance and other factors. Mr. Dauman’s annual base salary was increased to $4 million from $3.5 million, effective January 1, 2014, and his target annual bonus was increased to $15 million from $12 million, effective October 1, 2013. Mr. Dooley’s annual base salary was increased to $3 million from $2.5 million, effective January 1, 2014, and his target annual bonus was increased to $12 million from $9.5 million, effective October 1,

2013. Mr. Redstone’s annual base salary was increased to $2 million from $1.75 million, effective January 1, 2014, and his target annual bonus was increased to $7.5 million from $6 million, effective October 1, 2013. Each of these increases in annual base salary and target annual bonus for Messrs. Dauman, Dooley and Redstone were the first such increases since 2010. Mr. Davis’ annual base salary was increased to $1.25 million from $1.2 million and his target annual bonus was increased to $1.55 million from $1.2 million, each effective November 27, 2013. Mr. Fricklas’ annual base salary was $1,287,500 and his target annual bonus was $2.475 million.

VIACOM INC.  ï  2015 Proxy Statement    27

  EXECUTIVE COMPENSATION

Equity Awards

Our annual equity awards to NEOs in fiscal year 2014 were granted at the target values in their employment agreements and are set forth in the table below. Stock options and RSUs were granted at the meeting of the Compensation Committee that took place in May 2014. PSUs for Messrs. Dauman and Dooley were granted on January 1, 2014 pursuant to the terms of their employment agreements. Mr. Redstone did not receive a Viacom equity award in fiscal year 2014.

NEO	Award Type	Award Percentage of Target Value	Number of Class B Shares Underlying Award (1)	Vesting or Performance Period	Exercise Price/Performance Conditions (2)
Philippe P. Dauman	Stock Options	50%	452,899	4 years	$84.46
	PSUs (3)	50%	88,080	3 years	Performance relative to S&P 500 companies
Thomas E. Dooley	Stock Options	50%	362,319	4 years	$84.46
	PSUs (3)	50%	70,464	3 years	Performance relative to S&P 500 companies
Michael D. Fricklas	Stock Options	40%	72,464	4 years	$84.46
	RSUs (4)	60%	21,312	4 years	Time-vesting only
Wade C. Davis	Stock Options	40%	28,986	4 years	$84.46
	RSUs (4)	60%	8,525	4 years	Time-vesting only
(1)

The number of stock options granted is determined using the Black-Scholes valuation method on the date of grant. Stock options have an eight-year term until expiration. The number of RSUs granted is determined by dividing the value of the award by the closing market price of our Class B common stock on the date of grant ($84.46). For PSUs, the number shown in the above table equals the target number of PSUs, and was determined by dividing the value of the award by the average closing market price of our Class B common stock for a period of 10 trading days ending on the date of grant.

(2)

Stock option exercise price is equal to the closing market price of our Class B common stock on the date of grant (May 21, 2014). See “Compensation Program Design – Equity Awards – Performance Share Units” below for additional detail on the PSU performance conditions.

(3)	See “Compensation Program Design — Equity Awards — Performance Share Units” below for additional detail on the PSU performance conditions.
(4)	See “Compensation Program Design — Equity Awards — Use of Stock Options, RSUs, PSUs and PRSUs” below for additional detail on the RSUs.

Pay-For-Performance Approach

The tables below compare target compensation for our NEOs under the terms of their respective employment agreements to actual compensation and demonstrate the impact of our pay-for-performance approach.

NEO	Employment Agreement Terms — Fiscal Year 2014
	Base Salary	Target Bonus	Target Annual Equity Award Value (1)	Target Compensation	% of Target Compensation That Is Performance- Based and/or Equity-Linked (2)
Sumner M. Redstone	$2,000,000	$7,500,000	$—	$9,500,000	79%
Philippe P. Dauman	4,000,000	15,000,000	15,000,000	34,000,000	88%
Thomas E. Dooley	3,000,000	12,000,000	12,000,000	27,000,000	89%
Michael D. Fricklas	1,287,500	2,475,000	3,000,000	6,762,500	81%
Wade C. Davis	1,250,000	1,550,000	1,200,000	4,000,000	69%
(1)

Messrs. Dauman and Dooley received their target annual equity awards in the form of stock options and PSUs, and Messrs. Fricklas and Davis received their target annual equity awards in the form of stock options and RSUs. There is no guarantee that the executives will realize the target value of their equity awards, as the amount the executive ultimately realizes will depend on the market value of our stock at the time of exercise or settlement and, in the case of PSUs, our performance over the three-year performance period.

(2)

Performance-based compensation includes target annual bonus amounts, stock options and PSU awards, each of which represents a form of compensation for which a set level of company or stock performance is required to realize compensation from the award. Equity-linked compensation includes RSUs, for which continued employment is the sole criterion for receipt but which have a value to the NEO that fluctuates with our stock price.

28     VIACOM INC.   ï  2015 Proxy Statement

  EXECUTIVE COMPENSATION

The following charts show the pay mix for our CEO and for our other NEOs and illustrate the amount of target compensation that is performance-based and/or equity-linked:

The table below shows how performance is reflected in the Committee’s decisions on annual bonus amounts for each of our fiscal years 2014, 2013, and 2012. The performance goals for our fiscal year 2014 bonus program and information on how the Committee determined the 2014 bonus amounts are discussed under “Compensation Program Design — Annual Performance-Based Cash Bonus” below.

NEO	FY 2014		FY 2013		FY 2012
	Actual Bonus	Target Bonus	Actual Bonus	Target Bonus	Actual Bonus	Target Bonus
Sumner M. Redstone	$10,000,000	$7,500,000	$8,450,000	$6,000,000	$5,750,000	$6,000,000
Philippe P. Dauman	20,000,000	15,000,000	16,900,000	12,000,000	11,500,000	12,000,000
Thomas E. Dooley	16,000,000	12,000,000	13,400,000	9,500,000	9,200,000	9,500,000
Michael D. Fricklas	2,780,000	2,475,000	2,780,000	2,475,000	2,153,250	2,475,000
Wade C. Davis	2,200,000	1,550,000	2,000,000	1,200,000	—	—

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Compensation Program Design

The following section provides additional detail on our compensation philosophy, components of compensation and how our programs are designed and complement each other.

Employment agreements are standard in our industry for top executives, and are important for recruiting purposes as well as for their restrictive and other covenants. Each of our NEOs has an employment agreement in which the Committee sets the components of compensation and initial compensation levels. Compensation levels are generally reviewed annually to ensure they continue to reflect the executive’s performance as well as remain competitive. The key terms of our NEO employment agreements are described below and in the narrative following the Fiscal Year 2014 Summary Compensation Table.

Component	Compensation Profile	Rationale
Base Salary	Guaranteed; Merit increases reflect performance	Rewards individual experience, performance and tenure, and considers competitive market data
Annual Cash Bonus	Performance-based	Rewards annual company operating and strategic performance and individual performance during the year
Annual Equity Awards	Performance-based and/or linked to stock performance

Contain multi-year vesting periods and/or performance conditions designed to motivate employees to focus on long-term growth and create stockholder value, as well as to provide retentive value for us

•    Stock options: vest in equal annual installments over 4 years

•    PSUs: have a performance period of 3 years

•    RSUs: vest in equal annual installments over 4 years

One-Time Equity Awards	Performance-based and/or linked to stock performance	See “Annual Equity Awards” above • Stock options: vest in equal annual installments over 4 years • PRSUs: have a performance period of 3 or 4 years
Health and Retirement Benefits	Guaranteed	Support the health and safety of our employees and provide mechanisms for retirement savings
Severance and Restrictive Covenants	Contingent	Provide capped cash payments upon termination without “cause” or resignation for “good reason” (as defined in agreement). No severance payment is made if an employee leaves voluntarily or is terminated for “cause.” Severance protections are designed to allow executives to think and act independently (balanced by our ability to terminate without “cause”) and provide consideration for restrictive covenants

The Committee considers each component of compensation individually and in the aggregate as part of its pay-for-performance approach, with its general goal being that a large part of the compensation package be performance-based and/or equity-linked rather than guaranteed cash. Each component is designed to serve a specific purpose and is evaluated both separately and in light of the overall value of the award. The components of our compensation packages generally include:

Base Salary

Base salaries for our NEOs and other executive officers are generally reviewed annually by the Committee and increased at its discretion if individual performance and competitive considerations warrant. The base salaries for other executives and employees are generally reviewed annually and adjusted at the discretion of management.

Annual Performance-Based Cash Bonus

Our annual bonuses are paid under our Short-Term Incentive Plan (“STIP”), which is a broad-based program that we use to incent and reward management at all levels to obtain superior operating, strategic and individual results during a particular year. Prior to the start of fiscal year 2014, the Board of Directors approved a fiscal year 2014 budget that, consistent with prior years, contained challenging targets to drive growth. The Committee then established performance goals for our fiscal year 2014 bonus program that are directly linked to our achievement of the budget’s goals as well as achievement of specific qualitative objectives. The ability of a participant to realize a bonus at target is linked to the achievement of results at budget.

Our NEOs participate in the Senior Executive STIP, a plan that contains a separate performance goal and is designed to comply with the provisions on performance-based compensation of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). This performance goal was achieved in fiscal year 2014, since our operating income for STIP purposes of $4.134 billion exceeded the fiscal year 2014 performance target set for the Senior Executive STIP of $3.168 billion. The Senior Executive STIP provides for a

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maximum allowable bonus amount of eight times base salary or $50 million, whichever is lower, if the performance target is achieved and certified by the Committee, and in no event may the actual bonus that we pay an NEO exceed that amount. Our Compensation Committee then uses its discretion to adjust the actual bonuses down, based on an award structure and performance goals that are the same as the STIP.

In fiscal year 2014, approximately 4,980 of our 9,900 employees participated in the Senior Executive STIP and the STIP. Our divisional business multipliers in 2014 ranged from 76% to 112% of target, and in fiscal year 2013, they ranged from 45% to 117% of target.

The design of our Senior Executive STIP and STIP programs are reviewed and approved by the Committee each year. Key elements of the design for our fiscal year 2014 include the following:

Maximum and Minimum Bonus Amounts

Based on the achievement of the performance goals set by the Committee, as well as individual performance, cash bonus amounts can range from 0% to 200% of an individual’s target annual bonus amount.

Performance Goals Overview

•	Our performance goals for fiscal year 2014 related to achievement of operating income (weighted 60%), free cash flow (weighted 20%) and qualitative objectives (weighted 20%).

•	Operating income for STIP purposes was increased to $4.134 billion (from our reported operating income of $4.082 billion), principally reflecting certain acquisition costs and asset impairments.

•

Free cash flow, which is defined as cash provided by operations minus capital expenditures, plus excess tax benefits from equity-based compensation awards, for STIP purposes was decreased to $2.561 billion (from our reported free cash flow of $2.569 billion), reflecting the subtraction of cash flow associated with a certain acquisition.

•

Our qualitative objectives in fiscal year 2014 were, for Corporate (including all of our NEOs), furtherance and achievement of company-wide strategic initiatives contemplated in the budgeting and long-range planning processes; for Viacom Media Networks, achievement of ratings growth at their respective networks and implementation and achievement of initiatives designed to improve operating margins; for Paramount Pictures, implementation and achievement of cost reduction initiatives designed to reduce the annual run-rate of overhead, continued focus on improving return on invested capital and timely development of the animation and television initiatives; and for all STIP participants, timely adherence to achievement of corporate goals, inclusion and talent development, compliance and policy objectives.

•	Operating income and free cash flow performance goals are used because they encourage executives to achieve superior operating results while taking into account appropriate cost management.

•

Operating income and free cash flow performance is determined relative to our operating budget, which is approved by our Board of Directors before the start of the fiscal year for which bonuses are paid. Bonuses for corporate executives are based on overall company performance; bonuses for divisional executives are based on the performance of their division or, in many cases, smaller business units.

Setting Performance Goals

•

When setting the range of performance goals for operating income and free cash flow at the outset of the fiscal year, the Committee considers our financial results from the prior year and our annual operating budget for the coming year, as approved by the Board. The budget reflects desired growth rates, strategic initiatives, the economic environment, and other business fundamentals.

•	The Committee uses this information to set operating income and free cash flow performance grids for corporate and each of the divisions.

•

Achievement of operating income and free cash flow at budget equates to a performance factor of 100% on each performance grid. We believe our budgeting process is rigorous and results in goals that are meaningful and challenging, the achievement of which is designed to drive stockholder value.

•

A minimum performance factor of 0% results in no bonus being earned. Consistent with the maximum bonus amounts, a maximum of 200% can be earned for each performance goal (including the qualitative goals) before the respective weightings are applied.

•	The performance range on the grids is 25% to 200% of the target annual bonus amount, with performance below the level required to generate a payout of 25% resulting in a performance factor of 0%.

•

The Committee sets the payout on each grid from 25% to 200% in a manner that is designed to, within reasonable limits, encourage achievement that exceeds target goals and penalize underachievement, while recognizing the need to encourage performance throughout the year, even in difficult conditions.

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  EXECUTIVE COMPENSATION

Committee Determination of Bonus Amounts

•

For corporate and each of the divisions, the Committee reviews actual fiscal year financial performance compared to the goals set by the Committee prior to the commencement of the year, as well as Mr. Dauman’s and senior management’s assessment of the achievement of the qualitative factors. The resulting performance multiplier is then applied to the aggregate target annual bonus amounts for all STIP participants (by division) to create the recommended aggregate dollar amount of the corporate and business unit bonus pools.

•	Once the bonus pools are established, individual bonus amounts are increased or decreased based on individual performance.

•

The Committee may consider other financial or qualitative factors significant to the year, such as the extent to which the performance targets were met in ways that related to the fundamentals of the business and furthered our long-term interests as well as the appropriateness of excluding unusual expenses or impacts on financial results that it believes have the effect of distorting the performance goals.

The following table sets forth the corporate performance goals that applied to our NEOs in fiscal year 2014, with the bottom of the performance range equal to a performance factor of 25% and the top of the range equal to a performance factor of 200%. The Committee determined that the corporate performance multiplier applicable to participants in the Senior Executive STIP for fiscal year 2014 was 112%, as shown in the table.

Performance Goals	Performance Range (in millions)	Fiscal 2014 Performance (in millions)		Resulting Performance Factor	Weighting	Weighted Performance Factor
Operating income	$3,391-4,780	$4,134	(1)	92%	60%	55%
Free cash flow	$1,433-2,839	$2,561	(2)	166%	20%	33%
Qualitative objectives	N/A	N/A		120%	20%	24%
Corporate performance multiplier						112%
(1)	Operating income for STIP purposes was increased to $4.134 billion (from our reported operating income of $4.082 billion), principally reflecting certain acquisition costs and asset impairments.
(2)

We define free cash flow, which is a non-GAAP measure, as cash flow provided by operations minus capital expenditures, plus excess tax benefits from equity-based compensation awards. Free cash flow for STIP purposes was decreased to $2.561 billion (from our reported free cash flow of $2.569 billion), reflecting the subtraction of cash flow associated with a certain acquisition.

Individual NEO Performance

The Committee also approves individual bonus amounts for the executives within its oversight, which includes all of the NEOs. Mr. Dauman makes specific bonus recommendations for each of those executives other than Mr. Redstone and himself. Given the accomplishments of each executive in fiscal year 2014, the Committee established certain bonus amounts for each executive based on the corporate performance multiplier and their individual accomplishments.

In addition to the accomplishments discussed earlier in this section:

•

Mr. Redstone continued to oversee the activities of the Board of Directors. Under his leadership and vision, the company enhanced its financial position and continued to strengthen its overall business.

•

Mr. Dauman and Mr. Dooley continued to provide strategic leadership and management for our company. They and their senior executive teams executed on key operational goals such as enhancing our creative teams and directing significant investment in content creation, concluding favorable affiliation arrangements in both traditional and digital distribution, driving ad sales and the adoption of new measurement and monetization tools, building our international operations and focusing our motion picture operations, and investing in new business initiatives such as mobile content delivery and television production, in each case while maintaining cost discipline and enhancing our operating leverage. They led the company in accessing capital markets on favorable terms, allowing the company to return $3.9 billion of capital to stockholders in the forms of stock buybacks and dividends. Under their leadership, senior management continued to execute a company-wide leadership development initiative and foster a diverse and inclusive corporate culture.

•	Mr. Fricklas and Mr. Davis participated in and advised the senior management team and:

•

Mr. Fricklas provided leadership on a wide variety of matters, including resolving a number of legal matters on terms favorable to the company, providing legal support to transactions, continuing to advise senior management in a wide variety of matters while enhancing the legal function and implementing a number of programs to develop internal legal talent across Viacom and its divisions; and

•

Mr. Davis provided leadership of the company’s finance function and strategy and corporate development function. He strengthened and streamlined our finance organization and processes, led the Company’s successful acquisition of

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Channel 5, executed new issuances of public debt, reduced our global effective tax rate and led the financial team in achieving our successful financial performance and effective capital structure, including our significant return of capital to stockholders in the form of stock buybacks and dividends.

Equity Awards

Our Long-Term Management Incentive Plan (“LTMIP”) is a broad-reaching program that motivates management to focus on long-term growth and the performance of our stock price, and provides retentive value to us through multi-year vesting schedules for equity awards. In fiscal year 2014, approximately 1,460 employees participated in the LTMIP.

The Committee approves all of our equity awards, which take the form of (i) stock options, (ii) RSUs, (iii) PSUs and (iv) PRSUs, except those granted by Mr. Dauman pursuant to a limited delegation of authority to grant employee equity awards with values below certain thresholds. The Committee determines, either by employment agreement or at the time of grant, the appropriate type, combination and value of each equity award. The target values for our NEO equity awards are specified in their employment agreements.

Use of Stock Options, RSUs, PSUs and PRSUs

The Committee believes it is appropriate for Messrs. Fricklas and Davis to receive annual equity awards that are comprised of a mix of stock options and RSUs. Awards of equal value would result in an executive receiving fewer RSUs than stock options and, as a consequence, RSUs have less of a potential dilutive effect to stockholders than an equivalent award of stock options. In addition, RSUs continue to have value as the stock price declines and accordingly provide motivation and retentive value in down markets, and the accounting associated with stock options and RSUs, which generally have similar or greater value to employees than PSUs, results in a lower expense to us than PSUs. Stock options are more sensitive to the stock price and have no value to the NEO if the current share price is less than the closing price on the date of grant. In contrast, RSUs, which vest on the basis of continued service, always have value equal to our stock price. For these reasons, the Committee believes that a ratio of 40% stock options and 60% RSUs for awards to Messrs. Fricklas and Davis appropriately balances the goals of providing performance incentives, retention value and stockholder alignment with the cost of the awards to us.

As specified in their employment agreements, Messrs. Dauman and Dooley are entitled to receive annual equity awards that are comprised of stock options and PSUs. In addition, the Committee granted a one-time PRSU award to each of Mr. Dauman and Mr. Dooley in connection with their employment agreement renewals in fiscal year 2010 and a one-time PRSU award to Mr. Dauman in connection with his employment agreement renewal in fiscal year 2015. The Committee believes PSUs, which are valued based on the performance of our stock relative to a broad market index, continue to be an effective tool to motivate those executives’ performance in the long-term interests of the company because Messrs. Dauman and Dooley have overall corporate oversight and responsibility and therefore a greater ability to impact stockholder value than other employees. In providing for PSU awards, the Committee reviewed, among other things, the executives’ overall mix of compensation elements and set target values for the PSU awards in the context of the Committee’s objectives for the overall compensation package. The Committee believes it was appropriate for Messrs. Dauman and Dooley to receive PRSU awards to motivate those executives’ performance in the long-term interests of the company, since the value realized depends on our performance over successive fiscal years. Like PSUs, PRSUs have an “at risk” component to incent the achievement of company performance goals, with the maximum and minimum parameters designed to balance the Committee’s objectives of incenting performance in a way that enhances stockholder value and the retention of valuable executives.

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  EXECUTIVE COMPENSATION

Performance Share Units

PSU awards are made in the form of a target grant. The target number of PSUs is equal to the target award value divided by the average closing price of our Class B common stock during the 10 trading days ending on the date of grant. The number of shares of Class B common stock the executive ultimately receives at the end of the measurement period depends on the total stockholder return (“TSR”) of our Class B common stock measured against the TSR of the common stock of the companies comprising the S&P 500 Index at the start of the measurement period (“the reference group”). The percentile ranking of the TSR of our Class B common stock compared to the TSR of the common stock of the companies in the reference group is used to calculate the number of shares received. The maximum payout is 300% of the target award, which the executive would be eligible to receive if our stock outperformed every other company in the reference group. The payout schedule for the awards is set forth in the following table.

Schedule (1)
• If Viacom achieves less than the 25th percentile TSR, the award of PSUs will be forfeited, unless the EPS hurdle is met
• If Viacom achieves the 25th percentile TSR, the number of shares to be delivered under the award will be 25% of the target award, subject to adjustment if the EPS hurdle is met
• If Viacom achieves the 50th percentile TSR, the number of shares to be delivered under the award will be 100% of the target award
• If Viacom achieves the 100th percentile TSR (that is, if it is the first ranked company in the S&P 500 for TSR), the number of shares to be delivered under the award will be 300% of the target award
(1)

For achievement at intermediate points between the 25th and 50th percentile, or between the 50th percentile and the 100th percentile, the number of shares to be delivered will be interpolated between the respective shares delivered at such percentiles, subject to adjustment between the 25th and 50th percentile, if the EPS hurdle is met.

EPS Hurdle

•

The EPS, or earnings per share, hurdle is intended to provide an alternative measure of performance for the PSU awards in the event strong operating performance is not appropriately reflected in our stock price due to market or other conditions outside of our control.

•

If we achieve less than the 50th percentile TSR during the measurement period but achieve the EPS hurdle, the executive would receive the average of his target award and the award he would have earned under the above schedule.

•	For the 2014 PSU grants, the Committee set the EPS hurdle as achievement of compound annual growth rate of diluted EPS from continuing operations that is greater than the median compound annual EPS growth rate for the companies in the reference group during the measurement period of 2014 – 2016. This is a challenging, relative metric, and whether we will meet the hurdle is uncertain until our 2016 financial results are determined.

For the payout percentages of PSUs awarded for the fiscal 2012-fiscal 2014 performance cycle, please refer to footnotes 2 through 4 of the “Option Exercises and Stock Vested in Fiscal Year 2014” table.

Performance Restricted Share Units

PRSUs represent a right to receive a number of shares of Class B common stock over four performance periods, with a target number of shares (a “Target PRSU Award”) to be delivered in respect of each performance period. The performance periods for the PRSU awards granted in 2010 are each of the first four full fiscal years starting after the execution of the employment agreement providing for the PRSU grant. The minimum and maximum number of shares that will be delivered to an executive in respect of any performance period is 75% and 125%, respectively, of the Target PRSU Award. The number of shares of Class B common stock the executive ultimately receives at the end of each performance period depends on a “Current Achievement Percentage” calculated for the performance period as follows: 75% of the Current Achievement Percentage is calculated as a ratio of the achievement of operating income for the current performance period to the operating income goals established for the current performance period under the Senior Executive STIP; 25% of the Current Achievement Percentage is calculated as a ratio of the achievement of free cash flow for the current performance period to the free cash flow goals for the current performance period under the Senior Executive STIP; and in no event may either component ratio exceed 200%. The Current Achievement Percentage for the current performance period is then averaged with the Current Achievement Percentages for any prior performance periods to produce a “Cumulative Achievement Percentage” on which the payout is based, according to the following schedule.

Schedule (1)
• If the Cumulative Achievement Percentage is 75% or less, the number of shares to be delivered under the award will be 75% of the Target PRSU Award
• If the Cumulative Achievement Percentage is 100%, the number of shares to be delivered under the award will be 100% of the Target PRSU Award
• If the Cumulative Achievement Percentage is 125% or more, the number of shares to be delivered under the award will be 125% of the Target PRSU Award
(1)

For a Cumulative Achievement Percentage at an intermediate point between 75% and 100%, or between 100% and 125%, the number of shares to be delivered will be interpolated on a straight-line basis between the respective numbers of shares to be delivered at such percentages.

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For the payout percentages of PRSUs for which the Current Achievement Percentage was calculated based on our performance through fiscal year 2014, please refer to footnotes 3 and 4 of the “Option Exercises and Stock Vested in Fiscal Year 2014” table.

Benefits

We provide traditional benefit plans and programs to our executives and employees on the same relative basis with few exceptions, which are described under “Perquisites” below. These plans include:

•	a tax-qualified defined benefit Pension Plan (frozen as of December 31, 2012) and a related Excess Pension Plan (frozen as of April 1, 2009);

•	a tax-qualified defined contribution 401(k) Plan, with a company match and potential transition credits and profit-sharing contributions, and Excess 401(k) Plans with a company match;
•	a bonus deferral plan, which allows an executive to elect to defer a portion of his or her annual cash bonus amount; and

•	health coverage, life insurance, disability benefits and other similar benefits.

For more detail on our benefit plans, see the narratives following the “Fiscal Year 2014 Pension Benefits” and “Fiscal Year 2014 Nonqualified Deferred Compensation” tables.

Perquisites

We generally provide few perquisites to our NEOs. However, we and the Committee believe that some perquisites, as discussed below and in footnote (5) to the “Fiscal Year 2014 Summary Compensation Table,” are appropriate for the reasons discussed below. The executives are taxed as appropriate on these perquisites, and we do not gross up our NEOs for these taxes.

•

Our NEOs may be eligible to use the Viacom aircraft for personal use. Mr. Dauman may use the Viacom plane to travel to meetings of the other board of directors on which he serves, and we consider amounts related to such travel to be a perquisite.

•

We have a car and driver in New York, which are provided to Mr. Redstone and Mr. Dauman for security reasons and are occasionally used for business purposes by other executives. Mr. Redstone is also provided with a car and driver in his hometown of Los Angeles. Any personal use of a car and driver by either Mr. Redstone or Mr. Dauman, including commuting, is considered a perquisite.

•

Under their employment agreements, certain of our NEOs receive life insurance benefits in amounts that are higher than the life insurance benefits we provide to employees generally. This incremental amount is considered a perquisite. We pay the premiums for these life insurance benefits and do not generally provide any other death benefit such as salary continuation. In 2014, we provided $5,000,000 in coverage for each of Messrs. Dauman, Dooley and Fricklas and, commencing November 27, 2014, we provided $5,000,000 in coverage for Mr. Davis.

Our NEOs also receive occasional tickets to company events, DVDs and merchandise related to our businesses. For business purposes, an NEO’s spouse may also accompany him from time to time to these events. These items involve a de minimis or no incremental cost to us, and we believe they serve a legitimate business purpose.

Severance and Restrictive Covenants

The Committee believes that providing certain severance benefits is important to attract and retain high-caliber executives in our industry and provide consideration for the executive’s commitments under the employment agreement. For non-contractual employees, we also maintain a more broad-based severance plan that generally provides our employees with a set number of weeks of severance.

Our NEO agreements (other than Mr. Redstone’s) provide for cash payments upon termination without “cause” or resignation for “good reason.” For Messrs. Dauman and Dooley, these payments are generally capped at three years of base salary and bonus amount in the year of termination, subject to adjustment if fewer than three years remain in the employment term. For Messrs. Fricklas and Davis, these payments are generally capped at the lesser of two years of base salary and bonus amount in the year of termination or the remaining cash compensation payable under the agreement. No payment is made if an employee leaves voluntarily or is terminated for “cause.” The employment agreements define “good reason” and “cause.”

Receipt of severance is conditioned on the employee’s signing a release of claims and continuing compliance with certain restrictive and other covenants. Typical restrictive covenants in our employment agreements include commitments not to compete with our company during the term of the agreement, not to solicit our employees to leave our company within a specified time frame, and to protect our confidential information.

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For detail on the severance obligations we may have to our NEOs upon termination of employment, see the section “Potential Payments Upon Termination or Change-In-Control.”

These obligations were negotiated at the time we entered into each NEO’s employment agreement.

Tax Deductibility of Performance-Based Compensation and Other Tax Considerations

Where appropriate, and after taking into account various considerations, we generally structure our executive employment agreements and compensation programs to allow us to take a tax deduction for the compensation we pay to our executives. Any individual base salary we pay over $1,000,000 is not tax deductible. The performance-based compensation we pay in the form of annual cash bonus amounts under our Senior Executive STIP is designed to comply with the requirements of Section 162(m) and therefore be tax deductible. In addition, our stock option and PSU grants under the LTMIP contain performance and/or market conditions and are designed to be Section 162(m) compliant. RSUs with time-vesting only and the target payout under the PRSUs are not tax deductible to the extent they result in compensation that exceeds the $1 million limit under Section 162(m).

Our deferred compensation arrangements, including those in our employment agreements and compensation and benefit plans, are designed to comply with Section 409A of the Internal Revenue Code.

Risk Assessment of Compensation Programs

We annually review with our Compensation Committee and our outside compensation consultant our company-wide compensation programs to assess whether they encourage our employees to take unnecessary or excessive risks that could have a material adverse effect on our business. We have concluded that our programs are appropriately tailored to encourage employees to grow our business, but not incent them to do so in a way that poses unnecessary or excessive material risk to us. For example, our STIP and LTMIP, which are our two primary, company-wide compensation programs, balance each other by providing compensation that rewards short-term and long-term performance. The STIP balances risk by considering a mix of performance goals, capping the maximum payout a participant can receive and allowing the Compensation Committee to determine the final amounts of all bonuses, and the LTMIP provides balanced incentives through a mix of equity awards such as PSUs, PRSUs, stock options and RSUs, which have varying vesting schedules and levels of performance and/or market conditions to encourage long-term growth and provide retentive value. In addition, our equity awards include forfeiture conditions, and we have various policies, such as our “clawback” policy, that are designed to discourage undue risk-taking or manipulation of financial reporting.

Compensation Decision Process and Compensation Policies

Compensation Committee Composition

Compensation decisions for our NEOs, other executive officers and certain key divisional executives are made by the Committee. During fiscal year 2014, the Committee was comprised of five independent directors: Blythe J. McGarvie, Deborah Norville, Charles E. Phillips, Jr., Frederic V. Salerno (Chair) and William Schwartz. The Committee has the sole decision-making authority for the compensation of our NEOs and, under its Charter, may not delegate this authority in connection with any material element of NEO compensation. As discussed below, the Committee considers information and recommendations from several sources when making its compensation decisions.

Management’s Role

The Committee interacts with management regarding our executive compensation initiatives and programs. For our senior executives other than Messrs. Redstone and Dauman, the proposed terms of new employment agreements and annual merit compensation reviews, if any, are initially discussed by Mr. Dauman and Scott Mills, our Executive Vice President, Human Resources and Administration (except with respect to his own agreement), with input from the executive to whom the NEO directly reports (if other than Mr. Dauman). The proposed terms of the agreements are presented to the Committee for consideration and approval. All of our NEOs have input into the compensation decisions for the executives and employees who report to them.

See “Compensation Program Design — Annual Performance-Based Cash Bonus — Individual NEO Performance” above for additional information regarding Mr. Dauman’s role in recommending bonus amounts.

Messrs. Dauman, Dooley and Mills also participate in STIP and LTMIP design discussions, including forming recommendations with respect to performance targets, the results of which are presented to the Committee for consideration and determination. They may provide input to the Committee and/or the Board, as appropriate, from time to time on benefits, retirement programs and other matters related to our Human Resources function.

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Independent Compensation Consultant

Since January 1, 2006, the Committee has retained the services of an independent compensation consultant with particular expertise in compensation matters for media and entertainment companies. Pay Governance, the Committee’s independent compensation consultant, is engaged by, and reports directly to, the Committee. A representative of Pay Governance attends Committee meetings, reviews compensation data with the Committee, and participates in general discussions regarding executive compensation issues. While the Committee considers input from Pay Governance, the Committee’s decisions ultimately reflect many factors and considerations. See “Our Board of Directors — Compensation Committee” for additional information.

The Entertainment Industry and Use of Peer Company Data

The Committee considers information about the practices of our media and entertainment industry peer companies and other comparable public companies, as well as evolving market practices, because it believes that reviewing this information is appropriate to ensure that it makes informed compensation decisions. The Committee does not benchmark the compensation of any executive over which it has oversight to any particular percentile, or range of percentiles, of peer company data. Rather, the Committee considers the compensation levels for similar executive positions at our peer companies as only one factor in its decision-making process. One reason for this is that the structure and organization of other companies, as well as the duties, responsibilities, tenure and talents of executives at other companies, often vary considerably. Specifically, Pay Governance advises the Committee based on an analysis of information about the other major, diversified media and entertainment industry companies, Comcast Corporation, The Walt Disney Company, Time Warner Inc., Twenty-First

Century Fox Inc. and CBS Corporation. The Committee may also consider advice provided by Pay Governance based on a broad industry peer group, which was comprised of the following companies in fiscal year 2014: Altria Group, Inc., AT&T Inc., Cablevision Systems Corporation, CBS Corporation, Cisco Systems, Inc., The Coca-Cola Company, Comcast Corporation, Dell, Inc., Gannett Co., Inc., General Electric Company, Hewlett-Packard Company, International Business Machines Corporation, PepsiCo, Inc., The Procter & Gamble Company, Twenty-First Century Fox Inc., Sprint Nextel Corporation, Time Warner Inc., Verizon Communications Inc., The Walt Disney Company and Yahoo! Inc. In addition, the Committee generally monitors compensation best practices and considers alternatives for compensation program design using their own experience and judgment, as well as by reference to the experience and practices of other large public companies and expert commentary. The Committee does not refer to any set group of companies for this purpose.

Clawback Policy: Adjustment to Bonuses/Equity Awards in the Event of a Restatement

Since 2006, the Committee has had a policy under which it reserves the right to require, at any time, any of our employees or former employees to return all or a portion of the bonus and/or equity compensation the employee receives if any of the performance goals or quantitative factors considered in determining the amount of the award are restated in a manner that would have affected the amount if known prior to the grant, or, with respect to bonus amounts, if such restatement alters the Committee’s assessment of the employee or former employee’s individual performance in a manner that warrants reduction. The Committee may also require employees to return certain compensation as a result of their material breach of certain restrictive covenants under various agreements. Our incentive plans expressly reserve these powers to the Committee.

Change-in-Control

As further discussed in the section “Potential Payments Upon Termination or Change-In-Control,” we do not have any plans or arrangements that provide for payments or accelerated vesting of incentives solely in connection with a change in control of Viacom. We do not provide excise tax gross-ups in the event of a change in control to any of our executives.

Pledges and Hedges of Viacom Stock

Our executive officers are prohibited from hedging or pledging any Viacom securities that they hold directly. (This prohibition does not apply to pledges of stock by National Amusements, Inc., of which Mr. Redstone is the controlling stockholder.) In addition, all of our employees are prohibited from engaging in short sales of our stock and may not hedge or pledge equity compensation.

VIACOM INC.  ï  2015 Proxy Statement    37

  EXECUTIVE COMPENSATION

Wealth Accumulation

The Committee may consider past wealth accumulation as one of many factors in connection with its compensation decisions. The Committee is focused on ensuring that a large part of our NEOs’ compensation packages is performance-based. The Committee believes that executives and employees should not be penalized in future years for strong performance in prior years, and that all employees, regardless of individual financial situation, should have a compensation package that is competitive for their respective positions. Further, the Committee believes the company’s ability to retain employees is diminished if pay is not at competitive levels.

Timing of Equity Grants

We protect against issues associated with timing of equity awards by granting them on an annual basis at regular Committee meetings generally scheduled more than a year in advance. Since 2006, the Committee has made our annual equity grants to senior executives and other employees at the meeting of the Committee that has taken place in May or June of each year, other than PSU grants made to Messrs. Dauman, Dooley and, prior to 2012, Redstone; PSU grants to these executives have been made on January 1 pursuant to the terms of their employment agreements. Stock option exercise prices and the sizes of the annual equity grants are determined based on the closing price of our Class B common stock on the date of grant.

For certain newly hired executives, and rarely upon entering into new or amended employment agreements with existing executives, the Committee may award off-cycle equity grants. In the case of stock options and RSUs, these grants are made 3 to 10 days after the later of Committee approval, the execution of the employment agreement by both parties or commencement of employment and have an exercise price or value, as applicable, based on the closing price of our Class B common stock on the date of grant. The Committee has delegated limited authority to Mr. Dauman to grant equity awards to employees other than specified executives (including our NEOs); the grant date of awards made pursuant to this delegation is at least three days after Mr. Dauman’s approval.

Repricing of Stock Options

Our LTMIP prohibits the repricing of stock options.

Executive Stock Ownership Requirements

Given the significant stock ownership of Messrs. Redstone, Dauman and Dooley, as well as the significant equity holdings (with multi-year vesting schedules) of our executive team, the Committee believes senior management is appropriately incented to manage the business in line with stockholders’ interests and has not established specified executive stock ownership requirements.

Fiscal Year 2015 STIP Design

Except for the adoption of new financial targets for the upcoming year, our fiscal year 2015 STIP design is substantially the same as it was in fiscal year 2014. The 2015 qualitative objectives include: (i) for corporate employees, furtherance and achievement of the company-wide strategic initiatives, (ii) timely adherence to achievement of corporate goals, inclusion and talent development, compliance, and policy objectives and (iii) specific strategic goals for each of the divisions.

38     VIACOM INC.   ï  2015 Proxy Statement

  EXECUTIVE COMPENSATION

Fiscal Year 2014 Summary Compensation Table

The following table presents information on the total compensation for our NEOs in fiscal years 2014, 2013 and 2012.

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($) (1)			Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total Excluding One-Time Stock Awards ($)	Total ($)
			Annual	One-Time	Total
Sumner M. Redstone	2014	$1,935,577	—	—	—	—	$10,000,000	$1,250,149	$12,915	$13,198,641	$13,198,641
Executive Chairman	2013	$1,750,000	—	—	—	—	$8,450,000	$26,020,509	$6,529	$36,227,038	$36,227,038
and Founder	2012	$1,750,000	—	—	—	—	$5,750,000	$12,908,463	$9,003	$20,417,466	$20,417,466
Philippe P. Dauman President and Chief	2014	$3,871,154	$12,417,518	—	$12,417,518	$7,500,007	$20,000,000	$45,866	$500,313	$44,334,858	$44,334,858
	2013	$3,500,000	$9,088,858	$1,289,844	$10,378,702	$5,999,994	$16,900,000	—	$407,403	$35,896,255	$37,186,099
Executive Officer	2012	$3,500,000	$10,274,314	$1,852,431	$12,126,745	$5,999,996	$11,500,000	$54,720	$269,363	$31,598,393	$33,450,824
Thomas E. Dooley	2014	$2,871,154	$9,934,015	—	$9,934,015	$6,000,003	$16,000,000	$46,964	$101,578	$34,953,714	$34,953,714
Senior Executive	2013	$2,500,000	$7,271,070	$1,031,875	$8,302,945	$4,800,005	$13,400,000	—	$92,315	$28,063,390	$29,095,265
Vice President and Chief Operating Officer	2012	$2,500,000	$8,219,451	$1,481,975	$9,701,426	$4,799,997	$9,200,000	$54,640	$42,183	$24,816,271	$26,298,246
Michael D. Fricklas	2014	$1,287,500	$1,800,012	—	$1,800,012	$1,200,004	$2,780,000	$334,712	$31,038	$7,433,266	$7,433,266
Executive Vice	2013	$1,287,500	$1,800,004	—	$1,800,004	$1,200,001	$2,780,000	—	$26,847	$7,094,352	$7,094,352
President, General Counsel and Secretary	2012	$1,278,125	$1,800,023	—	$1,800,023	$1,199,999	$2,153,250	$325,850	$22,629	$6,779,876	$6,779,876
Wade C. Davis	2014	$1,241,923	$720,022	—	$720,022	$480,008	$2,200,000	$58,271	$25,150	$4,725,374	$4,725,374
Executive Vice	2013	$1,152,692	$720,016	—	$720,016	$479,995	$2,000,000	—	$19,250	$4,371,953	$4,371,953
President, Chief
Financial Officer
(1)

Reflects the aggregate grant date fair value of the equity awards granted in the respective year calculated in accordance with FASB ASC Topic 718 – Stock Compensation, not including assumed forfeitures. “Annual” stock awards reflect equity awards granted under our LTMIP as part of our annual equity program; “One-time” stock awards reflect equity awards granted under the LTMIP to the respective NEO in connection with their employment agreement renewals in 2010. See “Compensation Discussion & Analysis” for a detailed discussion of our equity program and the individual awards. Grant date fair value assumptions are consistent with those disclosed in the Equity-Based Compensation Note to our Consolidated Financial Statements in our Annual Reports on Form 10-K for fiscal years 2014, 2013 and 2012.

(2)	Reflects annual cash bonus amounts under the Senior Executive STIP for performance during the respective year.
(3)

Reflects the positive change in pension value only for Messrs. Dauman, Dooley, Fricklas and Davis for 2012 and 2014, but not the negative change in their pension value for 2013. For Mr. Redstone, reflects (i) the increase in the intrinsic value of his stock option equivalents (the “SOEs”) during each fiscal year, and (ii) the positive change in pension value for 2012 and 2014, but not the negative change in his pension value for 2013. Mr. Redstone obtained the SOEs when he converted the cash balance of his deferred salary compensation account to SOEs of equal value on September 27, 2006. We recognized expense of $1,737,717 in fiscal year 2014, $25,725,512 in fiscal year 2013, and $9,700,210 in fiscal year 2012 related to the SOEs. All of Mr. Redstone’s SOEs were notionally exercised during fiscal year 2014 and his deferred compensation account was credited with the difference between the closing price of the Class B Common Stock on the date of notional exercise and the exercise price of the SOEs.

(4)	All Other Compensation includes the following amounts received in fiscal year 2014 by the NEOs:

	Additional Compensation					Perquisites
	Company Match in 401(k) Plan	Company Match in Excess 401(k) Plan	Profit Sharing Plan in 401(k) Plan	Transition Credits in 401(k) Plan	Life Insurance (a)	Personal Use of Viacom Aircraft (b)	Car Service (c)	Total
Sumner M. Redstone	—	—	$3,825	—	—	—	$9,090	$12,915
Philippe P. Dauman	$13,000	—	$3,825	—	$8,466	$457,564	$17,458	$500,313
Thomas E. Dooley	$13,000	—	$3,825	$4,463	$7,140	$73,021	$129	$101,578
Michael D. Fricklas	$13,000	$8,400	$3,825	—	$5,813	—	—	$31,038
Wade C. Davis	$7,908	$13,417	$3,825	—	—	—	—	$25,150
(a)

Represents the incremental cost of the life insurance policy we provide in accordance with the terms of each NEO’s respective employment agreement above the cost of life insurance that we provide to employees generally.

(b)

The incremental cost of use of our aircraft is calculated by dividing the total variable costs (such as fuel, aircraft maintenance, catering, telecommunications, landing and navigation fees and flight crew expenses) by the total flight hours for such year and multiplying such amount by the individual’s total number of flight hours for non-business use for the year, including flights that were made to reposition the plane in connection with the personal travel from either our New York or Los Angeles locations. Incremental cost does not include certain fixed costs that we incur by virtue of owning the plane.

(c)

Represents incremental costs in connection with personal use of car service, including amounts attributable to commuting expenses. For security reasons, we provide Messrs. Redstone and Dauman with a shared car and driver in New York for use by them and other executives and provide Mr. Redstone with a car and driver in his hometown of Los Angeles. The amount shown above for Mr. Redstone reflects our half of the incremental cost of his personal use of the car and driver; CBS Corporation reimburses us for the other half.

An executive’s spouse or other guests may accompany him on business travel, including travel on company aircraft, in company-paid car service, and sharing a hotel room. No amounts are included in the table above for such events since there is little or no incremental cost to us. Other items that may be considered perquisites and for which there is a de minimis or no incremental cost to us include meals provided by our corporate kitchen upon an executive’s request (we do not have an executive dining room), access to the executive fitness room (non-staffed) and occasional receipt of tickets, DVDs and other merchandise related to our businesses.

VIACOM INC.  ï  2015 Proxy Statement    39

  EXECUTIVE COMPENSATION

Compensation of Viacom’s Named Executive Officers

Additional detail on the compensation of our NEOs, including decisions made on fiscal year 2014 compensation, can be found in “Compensation Discussion and Analysis.”

Sumner Redstone

Mr. Redstone became our Executive Chairman of the Board and Founder in January 2006. He was Chief Executive Officer of Former Viacom from 1996 to 2005 and served as Chairman of the Board of Former Viacom beginning in 1987. Mr. Redstone, through NAI, is our controlling stockholder.

Effective January 1, 2010, Mr. Redstone’s annual base salary was $1.75 million and his target annual bonus was $6 million.

Effective January 1, 2014, Mr. Redstone’s annual base salary was increased to $2 million, and effective October 1, 2013, his target annual bonus was increased to $7.5 million. The increases reflected the Compensation Committee’s evaluation of Mr. Redstone’s performance, salary history and appropriate pay levels compared to our other senior executives.

Philippe Dauman

Mr. Dauman has been our President and Chief Executive Officer since September 5, 2006. From 1993 to 2000, he served in several positions at Former Viacom, including as its Deputy Chairman and member of its Executive Committee. He left management of Former Viacom in connection with the merger with CBS Corporation in 2000.

In April 2010, we amended and restated Mr. Dauman’s employment agreement, extending his employment term to December 31, 2016. Mr. Dauman’s amended and restated employment agreement reflected an increase in his base salary to $3.5 million, an increase to his target annual bonus to $12 million and an increase in his target annual equity award to $12 million. Mr. Dauman was awarded a one-time grant of stock options to purchase 2 million shares of Class B common stock with an exercise price equal to the closing market price of the Class B common stock on the date of grant, which vested in four equal annual installments beginning on April 20, 2011. Mr. Dauman was also awarded a one-time grant of 1,000,000 PRSUs that vested in four equal annual installments beginning with fiscal year 2011 and delivered, at the time of vesting, 75% to 125% of the shares underlying the PRSUs, depending on the achievement of company financial targets over specified periods.

Effective January 1, 2014, Mr. Dauman’s annual base salary was increased to $4 million. Mr. Dauman’s target annual bonus was increased to $15 million, effective October 1, 2013. His target annual equity award was increased to $15 million; the award continues to consist of 50% PSUs and 50% stock options. Effective October 1, 2014, Mr. Dauman’s target annual bonus was increased to $20 million. The increases reflected the Compensation Committee’s evaluation of Mr. Dauman’s performance and other factors.

On January 15, 2015, we amended and restated Mr. Dauman’s employment agreement, extending his employment term to December 31, 2018. On the same date, pursuant to that agreement, Mr. Dauman was awarded a one-time grant of 300,000 PRSUs that vest in three equal annual installments beginning with fiscal year 2016 and deliver, at the time of vesting, 75% to 125% of the shares underlying the PRSUs, depending on the achievement of company financial targets over specified periods.

Thomas Dooley

Mr. Dooley has been our Senior Executive Vice President and Chief Operating Officer since May 2010. He served as our Chief Administrative Officer from September 2006 to May 2010 and our Chief Financial Officer from January 2007 to September 2010. From 1980 to 2000, Mr. Dooley served in several positions at Former Viacom, including as its Deputy Chairman and member of its Executive Committee. He left Former Viacom in connection with the merger with CBS Corporation in 2000.

In May 2010, we amended and restated Mr. Dooley’s employment agreement, extending his employment term to December 31, 2016. Mr. Dooley’s amended and restated

employment agreement reflected a base salary of $2.5 million, a target annual bonus of $9.5 million and a target annual equity award of $9.6 million. Mr. Dooley was awarded a one-time grant of stock options to purchase 1.6 million shares of Class B common stock with an exercise price equal to the closing market price of the Class B common stock on the date of grant, which vested in four equal annual installments beginning on May 27, 2011. Mr. Dooley was also awarded a one-time grant of 800,000 PRSUs that vested in four equal annual installments beginning with fiscal year 2011 and delivered, at the time of vesting, 75% to 125% of the shares underlying the PRSUs, depending on the achievement of company financial targets over specified periods.

40     VIACOM INC.   ï  2015 Proxy Statement

  EXECUTIVE COMPENSATION

Effective January 1, 2014, Mr. Dooley’s annual base salary was increased to $3 million, and his target annual bonus was increased to $12 million, effective October 1, 2013. His target annual equity award was increased to $12 million; the award continues to consist of 50% PSUs and 50% stock options.

Effective October 1, 2014, Mr. Dooley’s target annual bonus was increased to $16 million. The increases reflected the Compensation Committee’s evaluation of Mr. Dooley’s performance and other factors.

Michael Fricklas

Mr. Fricklas has been our Executive Vice President, General Counsel and Secretary since January 2006. Prior to that, he served as Executive Vice President, General Counsel and Secretary of Former Viacom beginning in 2000. He first joined Former Viacom in 1993 as Senior Vice President and Deputy General Counsel.

Effective January 1, 2011, Mr. Fricklas’ annual base salary was $1.25 million and his target annual bonus was $2.4 million. Effective January 1, 2012, Mr. Fricklas’ annual base salary was increased to $1,287,500 and his target annual bonus was increased to $2.475 million. In July 2012, we amended Mr. Fricklas’ employment agreement, extending his employment term to June 30, 2016.

Wade Davis

Mr. Davis was elected as our Executive Vice President, Chief Financial Officer, effective November 27, 2012. Prior to that, he served as Executive Vice President, Strategy and Corporate Development beginning in August 2009, as Senior Vice President, Mergers & Acquisitions and Strategic Planning from January 2007 to August 2009 and as Senior Vice President of Mergers & Acquisitions beginning January 1, 2006.

Pursuant to Mr. Davis’ employment agreement entered into in November 2012, Mr. Davis’s annual base salary, target annual bonus and target annual equity award were each increased to $1.2 million. The increases reflected his promotion and the Compensation Committee’s evaluation of

Mr. Davis’ performance and desire to extend his term of employment with the company. Effective November 27, 2013, Mr. Davis’ annual base salary was increased to $1.25 million and his target annual bonus was increased to $1.55 million.

Effective November 27, 2014, we entered into a new employment agreement with Mr. Davis, with an employment term through November 26, 2018. His annual base salary was increased to $1.35 million, his target annual bonus was increased to $2 million and his target annual equity award was increased to $1.65 million. The increases reflected the Compensation Committee’s evaluation of Mr. Davis’ performance and desire to extend his term of employment with the company.

Generally Applicable Employment Agreement Provisions

The employment agreements of Messrs. Dauman, Dooley, Fricklas and Davis generally permit the executive to participate in all arrangements for benefits, business expenses and perquisites available to senior executives of Viacom. Provisions on termination of employment under various circumstances, including treatment of equity awards and other holdings and applicable restrictive covenants, are discussed in the section entitled “Potential Payments Upon Termination or Change-In-Control.”

VIACOM INC.  ï  2015 Proxy Statement    41

  EXECUTIVE COMPENSATION

Fiscal Year 2014 Grants of Plan-Based Awards

The table below presents information on our non-equity incentive compensation plan awards under our Senior Executive STIP and our equity grants under our LTMIP to our NEOs in fiscal year 2014. The Compensation Committee made our annual LTMIP grants to our NEOs and other LTMIP eligible employees in May 2014, except for the PSU grants to Messrs. Dauman and Dooley, which were made on January 1 pursuant to the terms of their employment agreements. For additional information on the terms of the grants, see “Compensation Discussion and Analysis — Compensation Program Design — Equity Awards.”

	Grant Date	Date of Board Action, if Different From Grant Date (1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Type Of Award		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (4)	All Other Option Awards: Number of Securities Underlying Options (#) (4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Stock Option Awards ($) (5)	Intrinsic Value of Option Awards; Value of Stock Awards (6)
Name			Threshold ($) (2)	Target ($)	Maximum ($)			Threshold (#)	Target (#)	Maximum (#)
Sumner M. Redstone	—	—				—		—	—	—	—	—	—	—	—
			$1,875,000	$7,500,000	$15,000,000
Philippe P. Dauman	1/1/14	4/14/10				PSU	(3)	22,020	88,080	264,240	—	—	—	$12,417,518	$6,776,875	(7)
	5/21/14	—				SO		—	—	—	—	452,899	$84.46	$7,500,007	—
			$3,750,000	$15,000,000	$30,000,000
Thomas E. Dooley	1/1/14	5/25/10				PSU	(3)	17,616	70,464	211,392	—	—	—	$9,934,015	$5,421,500	(7)
	5/21/14	—				SO		—	—	—	—	362,319	$84.46	$6,000,003	$—
			$3,000,000	$12,000,000	$24,000,000
Michael D. Fricklas	5/21/14	10/1/09				RSU; SO		—	—	—	21,312	72,464	$84.46	$3,000,016	$1,639,745
			$618,750	$2,475,000	$4,950,000
Wade C. Davis	5/21/14	11/27/12				RSU; SO		—	—	—	8,525	28,986	$84.46	$1,200,030	$655,914
			$387,500	$1,550,000	$3,100,000
(1)	Date of Compensation Committee approval of employment agreement providing for the grant.
(2)	Threshold amount is equal to 25% of the target award, which is the minimum amount that could be paid if any bonus amount were earned. Performance below the 25% threshold earns a bonus amount of $0.
(3)

For PSUs, the threshold amount is equal to 25% of the target award, which is the minimum amount that could be paid if the market condition for the PSU awards is met, and the maximum award is 300% of the target award. The target number of PSUs is determined by dividing the target value of the award by the average closing market price of our Class B common stock for a period of 10 trading days ending on the date of grant.

(4)

The number of RSUs granted is determined by dividing the target value of the award by the closing market price of our Class B common stock on the date of grant. The number of stock options granted is determined using the Black-Scholes valuation method on the date of grant.

(5)

Grant date fair value assumptions are consistent with those disclosed in the Equity-Based Compensation Note to our Consolidated Financial Statements in our Annual Report on Form 10-K for fiscal year 2014. For PSUs, the grant date fair value takes into consideration the performance and/or market conditions applicable to the grant, and makes certain assumptions about the performance of our stock and that of the companies in the reference group for PSUs over the measurement period. Factors such as market volatility and/or possibility of a payout above target can cause dramatic changes in the accounting expense for PSUs. Accordingly, the expense shown in this column may be significantly higher than the value of the awards determined in accordance with the respective NEO employment agreements.

(6)

We believe it is relevant for investors’ understanding of our NEOs’ compensation to present the current value of the awards compared to the grant date fair value, which is the total accounting expense for the fiscal year 2014 awards that we will recognize over a period of years. This information is for illustrative purposes only to demonstrate the compensation the executive might realize from the awards if they were vested and settled, or for stock options, vested and exercised, using our Class B common stock price of $76.94 as of September 30, 2014. The actual market value of the awards fluctuates daily with the price of our stock. In addition, our stock options and RSUs vest over a period of four years and our PSUs have measurement periods of three or more years; therefore, none of the equity awards in the above table have actually vested.

(7)

Since PSUs have a multi-year measurement period, this table assumes that the target number of PSUs was received on September 30, 2014. The actual number of PSUs the executive will receive cannot be determined until the end of the measurement period when the market conditions applicable to the PSUs can be determined.

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  EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year End

The following table presents information on the outstanding equity awards, including which portions were vested or unvested, held by our NEOs as of September 30, 2014. Market value amounts are based on the closing price of our Class B common stock of $76.94 on September 30, 2014.

		Option Awards						Stock Awards
Name	Award Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Sumner M. Redstone	6/8/10	76,375				$32.5500	6/8/18
	5/25/11	65,559	65,560	(1)		$49.9500	5/25/19
Philippe P. Dauman	1/31/05	1,954				$47.0988	1/31/15
	1/31/06	3,171				$41.4800	1/31/16
	5/29/07	491,400				$43.8600	5/29/15
	6/4/08	521,739				$35.2600	6/4/16
	6/3/09	458,015				$22.7000	6/3/17
	4/20/10	2,000,000				$35.8700	4/20/18
	6/8/10	610,998				$32.5500	6/8/18
	5/25/11	393,357	131,119	(1)		$49.9500	5/25/19
	5/23/12	296,442	296,443	(2)		$47.2100	5/23/20
	5/22/13	115,207	345,622	(3)		$69.5600	5/22/21
	5/21/14		452,899	(4)		$84.4600	5/21/22
	4/14/10										281,200	(5)	$21,635,528
	1/1/12										33,784	(6)	$2,599,341
	1/1/13										28,286	(7)	$2,176,325
	1/1/14										22,020	(8)	$1,694,219
Thomas E. Dooley	1/3/06	7,928				$41.5900	1/3/16
	1/31/06	3,171				$41.4800	1/31/16
	5/29/07	393,120				$43.8600	5/29/15
	6/4/08	417,391				$35.2600	6/4/16
	6/3/09	366,412				$22.7000	6/3/17
	6/2/10	1,600,000				$34.1600	6/2/18
	6/8/10	488,798				$32.5500	6/8/18
	5/25/11	314,685	104,895	(1)		$49.9500	5/25/19
	5/23/12	237,154	237,154	(2)		$47.2100	5/23/20
	5/22/13	92,166	276,498	(3)		$69.5600	5/22/21
	5/21/14		362,319	(4)		$84.4600	5/21/22
	5/27/10										224,960	(5)	$17,308,422
	1/1/12										27,027	(6)	$2,079,457
	1/1/13										22,629	(7)	$1,741,075
	1/1/14										17,616	(8)	$1,355,375
Michael D. Fricklas	6/3/09	22,901				$22.7000	6/3/17
	6/8/10	122,200				$32.5500	6/8/18
	5/25/11	78,671	26,224	(1)		$49.9500	5/25/19
	5/23/12	59,288	59,289	(2)		$47.2100	5/23/20
	5/22/13	23,041	69,125	(3)		$69.5600	5/22/21
	5/21/14		72,464	(4)		$84.4600	5/21/22
	5/25/11							9,009	(9)	$693,152
	5/23/12							19,064	(10)	$1,466,784
	5/22/13							19,408	(11)	$1,493,252
	5/21/14							21,312	(12)	$1,639,745
Wade C. Davis	6/8/10	6,110				$32.5500	6/8/18
	5/25/11	6,119	6,119	(1)		$49.9500	5/25/19
	5/23/12	8,399	16,799	(2)		$47.2100	5/23/20
	5/22/13	9,216	27,650	(3)		$69.5600	5/22/21
	5/21/14		28,986	(4)		$84.4600	5/21/22
	5/25/11							2,102	(9)	$161,728
	5/23/12							5,402	(10)	$415,630
	5/22/13							7,764	(11)	$597,362
	5/21/14							8,525	(12)	$655,914
(1)	Remaining portion of stock option grant vests on May 25, 2015.
(2)	Remaining stock option grant vests in equal annual installments on May 23, 2015 and 2016.
(3)	Remaining stock option grant vests in equal annual installments on May 22, 2015, 2016 and 2017.
(4)	Stock option grant vests in equal annual installments on May 21, 2015, 2016, 2017 and 2018.
(5)

Represents the actual amount settled upon vesting of the fourth installment of the PRSUs in November 2014 based on the performance during fiscal years 2011, 2012, 2013 and 2014, resulting in a payout of 112.48%.

(6)

Represents the threshold amount, or 25%, of the target award (target award was 135,135 PSUs in the case of Mr. Dauman and 108,108 PSUs in the case of Mr. Dooley), which is the minimum amount that could be paid if the market condition for the PSU awards is met. PSUs vest after the end of the performance period on December 31, 2014 subject to satisfaction of the market criteria for the performance period.

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  EXECUTIVE COMPENSATION

(7)

Represents the threshold amount, or 25%, of the target award (target award was 113,144 PSUs in the case of Mr. Dauman and 90,515 PSUs in the case of Mr. Dooley), which is the minimum amount that could be paid if the market condition for the PSU awards is met. PSUs vest after the end of the performance period on December 31, 2015 subject to satisfaction of the market criteria for the performance period.

(8)

Represents the threshold amount, or 25%, of the target award (target award was 88,080 PSUs in the case of Mr. Dauman and 70,464 PSUs in the case of Mr. Dooley), which is the minimum amount that could be paid if the market condition for the PSU awards is met. PSUs vest after the end of the performance period on December 31, 2016 subject to satisfaction of the market criteria for the performance period.

(9)	Remaining RSUs vest on May 25, 2015.
(10)	Remaining RSUs vest in equal installments on May 23, 2015 and 2016.
(11)	Remaining RSUs vest in equal installments on May 22, 2015, 2016 and 2017.
(12)	RSUs vest in equal annual installments on May 21, 2015, 2016, 2017 and 2018.

44     VIACOM INC.   ï  2015 Proxy Statement

  EXECUTIVE COMPENSATION

Option Exercises and Stock Vested in Fiscal Year 2014

The following table presents information on exercises of stock options and the vesting of restricted share units, performance share units and performance restricted share units held by our NEOs during fiscal year 2014.

	Option Awards (1)		Stock Awards (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Sumner M. Redstone	2,097,468	$89,489,452	201,210	(2)	$17,090,777
Philippe P. Dauman			685,217	(3)	$57,690,464
Thomas E. Dooley			548,173	(4)	$46,152,320
Michael D. Fricklas			38,835	(5)	$3,335,429
Wade C. Davis			10,155	(6)	$869,628
(1)

Represents the gross number of shares acquired and value received on exercise/vesting, without reduction for the number of shares (i) sold to pay the exercise price, in the case of stock options or (ii) withheld to pay applicable withholding taxes, in the case of RSUs, PSUs and PRSUs. Shares and value net of withholding are discussed in the footnotes below.

(2)

Represents the vesting of Mr. Redstone’s January 1, 2011 grant of PSUs, which represented a payout percentage of 262.71% (target award was 76,590 PSUs), based on the achievement of the performance conditions for the performance period, valued at the closing price of our Class B common stock on the date of vesting of $84.94. Mr. Redstone received 85,354 shares net of withholding, or $7,249,969 in value.

(3)

Represents (i) the vesting of Mr. Dauman’s January 1, 2011 grant of PSUs, which represented a payout percentage of 262.71% (target award was 153,179 PSUs) based on the achievement of the performance conditions for the performance period, valued at the closing price of our Class B common stock on the date of vesting of $84.94 and (ii) the vesting of the third 25% of Mr. Dauman’s April 14, 2010 grant of PRSUs (target award was 250,000 PRSUs) based on the achievement of the performance conditions for the performance period, valued at the closing price of our Class B common stock on the date of vesting of $83.13. Mr. Dauman received 302,730 shares net of withholding, or $25,487,741 in value.

(4)

Represents (i) the vesting of Mr. Dooley’s January 1, 2011 grant of PSUs, which represented a payout percentage of 262.71% (target award was 122,543 PSUs) based on the achievement of the performance conditions for the performance period, valued at the closing price of our Class B common stock on the date of vesting of $84.94 and (ii) the vesting of the third 25% of Mr. Dooley’s May 27, 2010 grant of PRSUs (target award was 200,000 PRSUs) based on the achievement of the performance conditions for the performance period, valued at the closing price of our Class B common stock on the date of vesting of $83.13. Mr. Dooley received 242,183 shares net of withholding, or $20,390,109 in value.

(5)

Represents (i) the vesting of the last 25% of Mr. Fricklas’ June 8, 2010 grant of 55,300 RSUs in accordance with the terms of the grant, valued at the closing price of our Class B common stock on the date of vesting of $87.66, (ii) the vesting of the third 25% of Mr. Fricklas’ May 25, 2011 grant of 36,036 RSUs in accordance with the terms of the grant, valued at the closing price of our Class B common stock on the date of vesting of $84.99, (iii) the vesting of the second 25% of Mr. Fricklas’ May 23, 2012 grant of 38,128 RSUs in accordance with the terms of the grant, valued at the closing price of our Class B common stock on the date of vesting of $84.99 and (iv) the vesting of the first 25% of Mr. Fricklas’ May 22, 2013 grant of 25,877 RSUs in accordance with the terms of the grant, valued at the closing price of our Class B common stock on the date of vesting of $84.67. Mr. Fricklas received a total of 18,881 shares net of withholding, or $1,619,788 in value.

(6)

Represents (i) the vesting of the last 25% of Mr. Davis’ June 8, 2010 grant of 11,060 RSUs in accordance with the terms of the grant, valued at the closing price of our Class B common stock on the date of vesting of $87.66, (ii) the vesting of the third 25% of Mr. Davis’ May 25, 2011 grant of 8,408 RSUs in accordance with the terms of the grant, valued at the closing price of our Class B common stock on the date of vesting of $84.99, (iii) the vesting of the second 25% of Mr. Davis’ May 23, 2012 grant of 10,803 RSUs in accordance with the terms of the grant, valued at the closing price of our Class B common stock on the date of vesting of $84.99 and (iv) the vesting of the first 25% of Mr. Davis’ May 22, 2013 grant of 10,351 RSUs in accordance with the terms of the grant, valued at the closing price of our Class B common stock on the date of vesting of $84.67. Mr. Davis received a total of 5,971 shares net of withholding, or $511,330 in value.

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  EXECUTIVE COMPENSATION

Fiscal Year 2014 Pension Benefits

We provide pension benefits through the Viacom Pension Plan and the Viacom Excess Pension Plan. However, effective December 31, 2012, we froze the Viacom Pension Plan and, effective April 1, 2009, we terminated the accrual of benefits under the Viacom Excess Pension Plan. The table below presents certain information with respect to these plans.

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)
Sumner M. Redstone	Viacom Pension Plan	7 years, 0 months	(2)	$190,723	$18,018
	Viacom Excess Pension Plan	3 years, 3 months	(2)	30,355	—

				$221,078
Philippe P. Dauman	Viacom Pension Plan	5 years, 3 months	(3)	$153,648	—
	Viacom Excess Pension Plan	1 year, 6 months	(3)	146,630	—

				$300,278
Thomas E. Dooley	Viacom Pension Plan	5 years, 3 months	(4)	$136,979	—
	Viacom Excess Pension Plan	1 year, 6 months	(4)	131,980	—

				$268,959
Michael D. Fricklas	Viacom Pension Plan	18 years, 5 months		$512,606	—
	Viacom Excess Pension Plan	14 years, 8 months		1,173,503	—

				$1,686,109
Wade C. Davis	Viacom Pension Plan	6 years, 2 months	(5)	$86,352	—
	Viacom Excess Pension Plan	2 years, 5 months	(5)	113,594	—

				$199,946
(1)

Present Value of Accumulated Benefit as of September 30, 2014 is determined assuming commencement of benefits at age 65 (or immediate commencement if over 65) with an interest adjustment during the deferral period from September 30, 2014 until age 65, but no pre-retirement mortality assumption. The present value reflects a discount rate of 4.5% and the RP-2000 Mortality Table projected with Scale BB for the Viacom Pension Plan and the Viacom Excess Pension Plan to determine the present value of the annuity payments at commencement. The Viacom Pension Plan payment form assumptions are that 70% of retirement eligible participants elect lump sums and 30% elect life annuities and that 75% of vested eligible participants elect lump sums and 25% elect life annuities. The Viacom Excess Pension Plan assumes the grandfathered benefit under Section 409A of the Code is payable in the same form of payment as the benefit under the Viacom Pension Plan. The benefit accumulated after the implementation of Section 409A of the Code assumes a 100% single life annuity. The lump sums are determined using a 3.89% interest rate and the 2015+ IRS Applicable Mortality Table with projection using Scale AA to payment date under Section 417(e) of the Code.

(2)

Mr. Redstone has participated in the Viacom Pension Plan and the Viacom Excess Pension Plan since our separation from CBS Corporation. Prior to the separation, he participated in Former Viacom’s corresponding plans (now the CBS Corporation pension plans). Mr. Redstone received credit for his years of service at Former Viacom for purposes of meeting the eligibility requirement, but not for calculating the benefit amount, for our pension plans. He began receiving required minimum distributions from the Viacom Pension Plan in April 2007 in the form of a 50% Joint and Survivor annuity.

(3)

Mr. Dauman commenced participation in the Viacom Pension Plan and the Viacom Excess Pension Plan on October 1, 2007. In addition, Mr. Dauman has a vested pension benefit for 20 years of service under the CBS Corporation pension plans as a result of his previous service at Former Viacom. We have agreed in Mr. Dauman’s employment agreement to pay him the greater of (a) the benefit he would have received under our pension plans if he had received credit for the same number of years he has credited under the CBS pension plans plus his current years of service under our plans, offset by the benefit he has accrued under the CBS pension plans payable at age 65 and (b) the actual benefit he would be entitled to under our pension plans.

(4)

Mr. Dooley commenced participation in the Viacom Pension Plan and the Viacom Excess Pension Plan on October 1, 2007. In addition, Mr. Dooley has a vested pension benefit for 20 years of service under the CBS Corporation pension plans as a result of his previous service at Former Viacom. We have agreed in Mr. Dooley’s employment agreement to pay him the greater of (a) the benefit he would have received under our pension plans if he had received credit for the same number of years he has credited under the CBS pension plans plus his current years of service under our plans, offset by the benefit he has accrued under the CBS pension plans payable at age 65 and (b) the actual benefit he would be entitled to under our pension plans.

(5)	Mr. Davis commenced participation in the Viacom Pension Plan and the Viacom Excess Pension Plan on November 1, 2006.

46     VIACOM INC.   ï  2015 Proxy Statement

  EXECUTIVE COMPENSATION

The Viacom Pension Plan

The Viacom Pension Plan was frozen as of December 31, 2012. It had been established for all eligible Viacom employees who satisfied age and service requirements, including the NEOs. The Pension Plan assumed from the Former Viacom pension plan (now the CBS Corporation pension plan) the liability for benefits accrued by Mr. Fricklas with respect to years of service at Former Viacom through the date of our separation from CBS Corporation, and assets allocable to those accrued benefits were also transferred to our Pension Plan based on applicable rules governing such transfers. The liabilities for Messrs. Redstone, Dauman and Dooley as a result of their years of service at Former Viacom remain under the CBS Corporation pension plans.

The Pension Plan offers optional forms of annuity payments that a participant may elect upon retirement. The single life annuity is the normal form of payment for a single participant and the 50% joint and survivor annuity is the normal form of payment for a married participant. A reduction is applied to the single life annuity benefit if an optional form is elected. The 50% joint and survivor annuity and all optional forms of payment under the Pension Plan are the actuarial equivalent of the single life annuity benefit. The Pension Plan also offers a lump-sum distribution option and allows payment of benefits at any time following termination of employment regardless of age, with reduced benefits to reflect the participant’s age if under 65. Under applicable tax rules, Mr. Redstone began receiving certain minimum required in-service distributions from the Pension Plan beginning in April 2007.

A participant’s total benefit is equal to the sum of the benefits earned on or before December 31, 2009 plus the benefits earned on or after January 1, 2010, as follows:

Benefits Accumulated On or Before December 31, 2009

As of December 31, 2009, all benefits determined under the existing benefit formula were frozen. On or before December 31, 2009, an eligible employee’s retirement benefit was calculated based upon the employee’s years of benefit service (up to a maximum of 30 years), final average compensation and covered compensation amount, and using the plan formula in place, as of December 31, 2009. Final average compensation is eligible salary, commissions, overtime and eligible bonus for the highest 60 consecutive months out of the final 120 months of employment on the earlier of termination of employment or December 31, 2009. Covered compensation is the average of the Social Security Wage Bases during the 35-year period that ends with the year the employee reaches the Social Security Retirement age or December 31, 2009, if earlier. The pension plan formula as of December 31, 2009, which provides a monthly benefit payable in the form of a single life annuity at a normal retirement age of 65, was as follows:

1.25% times final average compensation up to the covered compensation amount times benefit service (up to 30 years)

plus

1.75% times final average compensation above the covered compensation amount times benefit service (up to 30 years).

For purposes of this benefit formula, participants in the Pension Plan receive credit for years of service credited under the Former Viacom pension plan, except for Messrs. Redstone, Dauman and Dooley, whose benefits remained at Former Viacom.

Benefits Accumulated January 1, 2010 Through December 31, 2012

For the period January 1, 2010 through December 31, 2012, pension benefits accumulated under a benefit formula that provided a single-sum benefit payable at the normal retirement age of 65, equal to 10% of the participant’s post-2009 accumulated compensation. Accumulated compensation is the total of the participant’s eligible salary, eligible bonus, commissions and overtime from January 1, 2010 through December 31, 2012, adjusted annually during employment by a wage inflation factor. The wage inflation factor is based on the annual increase in the Social Security Wage Base, with an annual cap of 4%.

Viacom Pension Plan Frozen on December 31, 2012

The Pension Plan was frozen effective December 31, 2012. Participants as of December 31, 2012 remained entitled to the benefits already earned and have not earned additional benefits since that date.

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  EXECUTIVE COMPENSATION

The Viacom Excess Pension Plan

We established the Viacom Excess Pension Plan to provide benefits to participants in the Pension Plan whose annual base salary exceeds the IRS’s annual compensation limit. Effective April 1, 2009, we discontinued further accruals under the Excess Pension Plan.

We have assumed the liability for amounts credited for Mr. Fricklas under the Former Viacom excess pension plan through the date of the separation. The liability for Messrs. Redstone, Dauman and Dooley remains a liability of Former Viacom.

Benefits under the Excess Pension Plan are calculated using the Pension Plan formula and eligible compensation in excess of the annual compensation limit. The overall accrued benefit for each participant was calculated as of March 31, 2009, the date we ceased accruals under the plan. The maximum amount of total compensation earned on or before March 31, 2009 that was taken into account under the Pension Plan and the Excess Pension Plan was generally limited to $750,000. In the case of Mr. Redstone, the maximum amount was limited to $375,000. Participants will receive the portion of their pension benefits accrued and vested under the Excess Pension Plan prior to January 1, 2005 coincident with and in the same form as their benefit from the Pension Plan. Payment of the portion of their benefit accrued and vested after December 31, 2004 will begin generally as of the later of the first day of the month coincident with or next following six months after termination of employment or the first day of the month coincident with or next following their attainment of age 55 and will be paid in the form of an annuity.

We generally do not grant employees extra years of benefit service under the Pension Plan or the Excess Pension Plan for purposes of calculating a pension benefit. However, we have on rare occasions, in connection with the negotiation of an executive employment agreement, agreed to terms that effectively grant credit for additional years of service. See footnotes (3) and (4) to the “Fiscal Year 2014 Pension Benefits” table for a discussion of the contractual additional benefit we agreed to provide to Messrs. Dauman and Dooley in light of their years of service at Former Viacom.

48     VIACOM INC.   ï  2015 Proxy Statement

  EXECUTIVE COMPENSATION

Fiscal Year 2014 Nonqualified Deferred Compensation

In addition to our tax-qualified 401(k) Plan, we maintain certain nonqualified deferred compensation plans. The Viacom Excess 401(k) Plans and the Viacom Bonus Deferral Plans are available to certain employees whose income exceeds certain statutory limits for the 401(k) Plan. We also previously had a program for any deferrals of base salary required under employment agreements.

In fiscal year 2014, except for Messrs. Fricklas’ and Davis’ contributions to the Excess 401(k) Plan, none of our NEOs participated in these plans. Messrs. Dauman and Redstone previously contributed to the Excess 401(k) Plan, Messrs. Redstone and Fricklas previously deferred a portion of their base salary under their employment agreements, and Mr. Fricklas previously deferred bonus amounts under the Bonus Deferral Plan. The table below presents, on an aggregate basis, contributions to these plans in fiscal year 2014, earnings in fiscal year 2014, and the balances in the plans as of September 30, 2014.

Name	Plan	Executive Contributions in FY 2014 ($) (1)	Company Contributions in FY 2014 ($) (2)	Aggregate Earnings in FY 2014 ($) (3)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 9/30/14 ($)
Sumner M. Redstone	Excess 401(k)	–	–	$1,993		–	$116,279
	Salary Deferral	–	–	$1,394,810	(4)	–	—

		–	–	$1,396,803		–	$116,279
Philippe P. Dauman	Excess 401(k)	–	–	$51,986		–	$736,260
Thomas E. Dooley	–	–	–	–		–	–
Michael D. Fricklas	Excess 401(k)	$61,950	$8,400	$393,686		–	$4,030,653
	Salary Deferral	–	–	107,294		–	939,347
	Bonus Deferral	–	–	149,141		–	1,305,711

		$61,950	$8,400	$650,121		–	$6,275,711
Wade C. Davis	Excess 401(k)	$168,500	$13,417	$149,797		–	$1,544,090
(1)

Amounts represent contributions under our Excess 401(k) Plan for Designated Senior Executives. These amounts are included in Mr. Fricklas’ and Mr. Davis’ salary in the Fiscal Year 2014 Summary Compensation Table.

(2)

Amounts represent company match under the Excess 401(k) Plan for Designated Senior Executives. These amounts are included in Mr. Fricklas’ and Mr. Davis’ “All Other Compensation” in the Fiscal Year 2014 Summary Compensation Table.

(3)

Except as otherwise noted, amounts deferred under our Deferral Plans are deemed invested in the same investment alternatives that the NEO has elected for his tax-qualified 401(k) plan or, if no election has been made, in the 401(k) plan’s default investment option. Amounts are net of deductions for annual fees. Since these amounts are not preferential, they are not included in the Fiscal Year 2014 Summary Compensation Table.

(4)

On September 27, 2006, Mr. Redstone converted the $9,439,918 balance of his deferred salary compensation account to SOEs of equal value that had an exercise price of $37.55 (which was the closing price of our Class B common stock on that date) and an eight-year term, and vested in equal annual installments over four years. In accordance with his employment agreement, Mr. Redstone continued to defer his base salary through December 31, 2006. This amount reflects the net earnings in fiscal year 2014 on amounts previously deferred under this account of $1,394,810. All of Mr. Redstone’s SOEs were notionally exercised during fiscal year 2014 and his deferred compensation account was credited with the difference between the closing price of the Class B Common Stock on the date of notional exercise and the exercise price of the SOEs.

The Viacom Excess 401(k) Plans

We have established Excess 401(k) Plans to provide benefits to employees who are participants in the tax-qualified 401(k) Plan and whose annual base salary exceeds the annual compensation limit set forth in the Code. For calendar year 2014, the compensation limit for the tax-qualified 401(k) Plan was $260,000. We maintain an account in the name of each participant and that account is credited with the amount of the participant’s deferral. A participant may elect to defer between 1% and 15% of eligible compensation on a before-tax basis. Eligible compensation for Excess 401(k) Plan participants is, in general, a participant’s base pay including all pre-tax elective contributions made on behalf of a participant either to a company “qualified cash or deferred arrangement” (as defined under Section 401(k) of the Code and applicable regulations), a “cafeteria plan” (as defined under Section 125 of the Code and applicable regulations), or a “qualified transportation fringe” (as defined under Section 132(f) of the Code and the applicable regulations). Eligible compensation does not include deferred compensation or cash bonuses under our STIP. Deferrals to the Excess 401(k) Plans begin once Code limits have been reached in the tax-qualified 401(k) Plan.

In fiscal year 2014, we matched 100% of the first 1% and 50% of the next 5% of eligible compensation contributed by a participant on a pre-tax basis. Matching contributions credited under the Excess 401(k) Plans in the aggregate for any participant were subject to an eligible compensation limit of $500,000. Participants become fully vested in the matching contribution after two years of service. Participant accounts under the Excess 401(k) Plans are credited (or charged) with earnings, gains or losses based on the investment performance of the funds selected by the participant for amounts contributed to the qualified 401(k) Plan. For

VIACOM INC.  ï  2015 Proxy Statement    49

  EXECUTIVE COMPENSATION

purposes of vesting, participants receive credit for years of service credited under the Former Viacom 401(k) plan. We have assumed the total liability for amounts credited under the Former Viacom excess 401(k) plans through the date of our separation from CBS Corporation for our NEOs who participated in the Former Viacom excess 401(k) plans, except for Mr. Redstone, for whom we assumed 50% of the liability.

The Bonus Deferral Plans

Our Bonus Deferral Plans are voluntary unfunded nonqualified deferred compensation plans for the benefit of senior executives who are designated as eligible to participate in the Excess 401(k) Plans (whose annual base salary exceeds the annual compensation limit applicable to the tax-qualified 401(k) Plan). A participant can elect before the end of each fiscal year to defer a portion (from 1% to 15%) of his or her annual bonus amount earned during the next succeeding fiscal year. We maintain an account in the name of each participant and that account is credited with the amount of the participant’s bonus deferral. Participant accounts under the Bonus Deferral Plans are credited (or charged) with earnings, gains or losses based on the investment performance of the funds selected by the participant for amounts contributed to the tax-qualified 401(k) Plan. We do not make matching contributions in the Bonus Deferral Plans. We have assumed the liability for amounts credited under the Former Viacom bonus deferral plans through the date of the separation for our NEOs who participated in the Former Viacom bonus deferral plan.

Distributions and Withdrawals under the Excess 401(k) Plans and Bonus Deferral Plans

The vested portion of each participant’s accounts in the Excess 401(k) Plans and the Bonus Deferral Plans is distributed in cash after termination of employment in accordance with the participant’s payment election. Participants are required to make a joint payment election for all amounts deferred under the plans.

For amounts earned, deferred and vested prior to January 1, 2005, participants elected to have these amounts paid in a single lump sum in January of the first, second, third, fourth or fifth year following termination of employment, or in up to five annual installments in amounts designated by the participants beginning in the January following the year of termination. If no election is made, a participant is deemed to have elected a lump sum payment in January of the year following termination of employment. If a participant elects to receive annual installment payments over a period of two or more years, the annual payments will be made in substantially equal annual installments, unless the participant designates at the time of making his or her payment option election a specific percentage of his or her account to be distributed in each year. All specified percentages must be a whole multiple of

10%, and the total of all designated percentages must be equal to 100%. For all amounts earned, deferred and vested prior to January 1, 2005, participants can change their payment elections up to three times during their term of employment. Payments of pre-2005 amounts will be made in accordance with the most recent payment election made more than six months before termination of employment.

For amounts earned, deferred or vested after December 31, 2004, the payment options are the same as those set forth above, except that a participant will not be able to receive any payment from post-2004 accounts until the later of the January 31 following his or her termination of employment or six months following termination of employment. No changes can be made to the joint payment election made for post-2004 deferrals.

A participant who suffers an unforeseeable emergency as defined in Section 409A of the Code may receive a withdrawal of all or part of the vested portion of his or her accounts in the Excess 401(k) Plans and/or the Bonus Deferral Plans to the extent permitted under Section 409A of the Code.

The Deferred Compensation Plan

This plan was established for employees who have a deferred compensation arrangement in their employment contract. The amounts deferred are dictated by the specific employment contract. Participant accounts under the deferred compensation plan are credited (or charged) with earnings, gains or losses based on the investment performance of the funds selected by the participant for amounts contributed to the qualified 401(k) Plan, except that, as discussed in footnote (4) to the “Fiscal Year 2014 Nonqualified Deferred Compensation” table, Mr. Redstone’s account was indexed to stock option equivalents effective September 27, 2006 through the dates during the fiscal year 2014 on which

Mr. Redstone notionally exercised the SOEs. We do not make matching contributions in the deferred compensation plan. Payment of amounts accrued under the deferred compensation plan are made in accordance with the participant’s employment agreement, which generally provides that the amounts be paid after the participant ceases to be an employee in a timeframe designed to comply with the requirements of Section 409A of the Code unless a grandfather provision applies. We have assumed the liability for amounts credited under the Former Viacom deferred compensation plan through the date of the separation for our NEOs who participated in the plan.

50     VIACOM INC.   ï  2015 Proxy Statement

  EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change-In-Control

Overview

Our employment agreements and certain of our plans require us to provide compensation and other benefits to our NEOs if their employment terminates under certain circumstances. Specifically:

•	we generally limit cash severance to 2x or 3x annual base salary and bonus amount;
•	we do not have any “single trigger” plans or other arrangements that provide for benefits, payments or accelerated vesting of equity awards solely upon a change-in-control; and

•	our employment agreements specify that we may terminate the executive with or without “cause” and define certain events that may permit the executive to resign for “good reason.”

The following table summarizes our general approach to contractual severance upon the occurrence of various events. Individual NEO employment agreements may contain variations to the general approach. See “Specific Employment Agreement Provisions” below for additional detail.

	Cash Severance	Unvested Equity Awards	Vested Equity Awards	Other Benefits	Accrued Benefits (1)
Termination for “Cause” or Resignation without “Good Reason”	None	Forfeited	Stock options forfeited if termination “for cause” and generally exercisable for a set time if resignation without “good reason”	None, except as required by law. Retiree medical if certain conditions met	Payable through date of termination
Termination without “Cause” or Resignation for “Good Reason”	Generally capped at 2x or 3x base and bonus amount. Benefits may be reduced if less than 2 years remain in contract (2)	Generally accelerated vesting of at least a portion of awards	Stock options generally exercisable for a set time	Company-paid health and welfare and life insurance benefits for a set period. Retiree medical possible	Payable through date of termination/ resignation
Retirement	None	Stock options and RSUs forfeited; Retirement date last day of PSU measurement period	Stock options generally exercisable for 3 years	Retiree medical if certain conditions met	Payable through date of retirement
Death	None	Varies	Stock options generally exercisable for a set time	Life insurance at specified amounts paid by our insurer	Payable through date of death
Long-term Disability	None	Varies	Stock options generally exercisable for a set time	Long-term disability amounts paid (3)	Payable through date of disability
(1)

Reflects accrued salary and bonus amounts, retirement plan obligations and other accrued amounts that were fully earned and vested, and not otherwise forfeited, as of the executive’s termination date. Certain of these accrued obligations are discussed in the “Fiscal Year 2014 Pension Benefits” and “Fiscal Year 2014 Nonqualified Deferred Compensation” tables.

(2)	Except for Mr. Redstone, who does not have cash severance benefits.
(3)	See “Disability Benefits” below for additional detail.

Specific Employment Agreement Provisions as of September 30, 2014

Termination Without “Cause” or Resignation for “Good Reason”

Cash Severance

•	Redstone: No cash severance benefits.

•

Dauman and Dooley: Capped at 3x base salary and bonus amount, unless less than three years remain under the executive’s employment agreement, in which case the capped severance amount will be reduced by a maximum of 67% according to a specified formula.

•

Fricklas and Davis: Subject to an overall cap of 2x base salary and bonus amount, salary payable at specified rate for the longer of 1 year or the end of term of employment and annual bonus or pro-rated bonus amount (as applicable) payable at the lesser of target amount or corporate multiplier if under 100% through the end of term of employment.

VIACOM INC.  ï  2015 Proxy Statement    51

  EXECUTIVE COMPENSATION

•

Offset: The company has the right to offset severance payable to Mr. Fricklas and Mr. Davis with respect to periods following 12 months after termination to the extent they are receiving other compensation for their services.

Unvested Equity Awards

•

Redstone, Dauman and Dooley: Outstanding PSUs will be paid out and the date of termination will be deemed the last day of the applicable three-year measurement period for purposes of calculating the payout received. All unvested stock options will vest and remain exercisable for three years (or until their expiration date, if earlier).

•

Fricklas: Unvested stock options that would have vested during the contract term will vest and remain exercisable for 12 months (or until their expiration date, if earlier). Unvested RSUs that would have vested during the contract term will vest.

•

Davis: Unvested stock options that would have vested during the contract term will vest and remain exercisable for six months (or until their expiration date, if earlier). Unvested RSUs that would have vested during the contract term will vest.

Vested Equity Awards

•	Redstone, Dauman and Dooley: Vested stock options will remain exercisable for three years (or until their expiration date, if earlier).

•	Fricklas: Vested stock options will remain exercisable for 12 months (or until their expiration date, if earlier).

•	Davis: Vested stock options will remain exercisable for 6 months (or until their expiration date, if earlier).

Termination due to Death or Permanent Disability

Unvested Equity Awards

•

Redstone, Dauman and Dooley: Outstanding PSUs will be paid out and the date of termination for death/long-term incapacity will be deemed the last day of the applicable three-year measurement period for purposes of calculating the payout received. Unvested stock options will vest and remain exercisable for three years (or until their expiration date, if earlier).

•

Fricklas: If due to disability, unvested stock options that would have vested during the contract term will vest and remain exercisable for 12 months (or until their expiration date, if earlier), and unvested RSUs that would have vested during the contract term will vest. Vesting of stock options and RSUs is not accelerated if his employment terminates due to death.

•	Davis: Unvested stock options and RSUs will be forfeited.

Vested Equity Awards

•	Redstone, Dauman and Dooley: Vested stock options will remain exercisable for three years (or until their expiration date, if earlier).

•

Fricklas and Davis: Vested stock options will remain exercisable for two years, in the event of death, and three years, in the event of permanent disability (or, in each case, until their expiration date, if earlier).

Pension Benefits

Entitlement to pension benefits is described under the heading “Fiscal Year 2014 Pension Benefits.”

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  EXECUTIVE COMPENSATION

Potential Payments Upon Termination Without “Cause” or Resignation for “Good Reason”

The following table sets forth cash amounts (other than accrued amounts) that an NEO would have received from the company if a termination without “cause” or resignation for “good reason” occurred effective September 30, 2014. Any actual amounts these executives may receive would vary depending on any actual date of termination or resignation.

	Payable by Viacom
NEO	Salary (other than accrued amounts) (1)	Bonus (other than accrued amounts) (1)	Benefits (2)	Interest on Payments Delayed under 409A (3)	Total
Sumner M. Redstone	—	—	—	—	—
Philippe P. Dauman	$9,000,000	$36,300,000	$981,347	$1,242,924	$47,524,271
Thomas E. Dooley	$6,750,000	$28,950,000	$762,521	$979,857	$37,442,378
Michael D. Fricklas	$2,263,029	$4,326,527	$60,401	—	$6,649,957
Wade C. Davis	$1,451,923	$1,792,557	—	—	$3,244,480
(1)

Cash severance capped under employment agreement at, in the case of Messrs. Dauman and Dooley, three times, and in the case of Messrs. Fricklas and Davis, two times, base salary and bonus amount. Amounts are reduced if less than 3 years or 2 years, respectively, remain on the employment agreement.

(2)	Continuation of health and welfare benefits, life insurance premiums and, for Messrs. Dauman and Dooley, office space and secretary, assuming current rates.
(3)	Assumes an interest rate of 6.87%.

The following table sets forth the market value of outstanding equity awards that would have accelerated in connection with a termination without “cause” or resignation for “good reason” effective September 30, 2014, assuming the Class B shares underlying the awards were sold on September 30, 2014. The table assumes that September 30, 2014 was the last day of the measurement period for all PSUs, and values RSUs as of that date. The closing price of our Class B common stock on September 30, 2014 was $76.94.

NEO	Market Value of Accelerated Equity Awards
Sumner M. Redstone (1)	$1,769,464
Philippe P. Dauman	$50,044,563
Thomas E. Dooley	$40,035,615
Michael D. Fricklas	$6,785,799
Wade C. Davis	$1,215,498
(1) Mr. Redstone’s employment agreement does not include a concept of “good reason.” The amount indicated reflects termination of his employment without “cause” as defined in the LTMIP.

Other Important Employment Agreement Provisions as of September 30, 2014

Definition of “Cause”

Mr. Redstone’s employment agreement does not contain a definition of “cause.” The standard applicable to him with respect to his outstanding equity grants would be the definition of “cause” contained in the LTMIP. This definition is generally consistent with the definition in the employment agreements for Messrs. Fricklas and Davis, except that the LTMIP definition does not include a notice requirement or a cure period.

Under the terms of the employment agreements for Messrs. Dauman and Dooley, we generally would have “cause” to terminate employment in any of the following circumstances: (i) engaging in intentional acts of material fraud against Viacom; (ii) engaging in willful malfeasance that has a material adverse effect on Viacom; (iii) substantial and continual refusal to perform his duties, responsibilities or obligations as our President and CEO or Senior Executive Vice President and Chief Operating Officer, respectively; (iv) conviction of a felony or entering a plea of nolo contendere to a felony charge; (v) willful violation of any Viacom policy generally applicable to employees or officers, including policies concerning insider trading or sexual harassment, or our code of conduct, where he knew or should have known that the violation could reasonably be expected to result in a material adverse effect on Viacom; (vi) making of certain unauthorized disclosures of trade secrets or other confidential information; (vii) willful failure to cooperate with an internal investigation or with a regulatory or law enforcement investigation of Viacom after being instructed by the Board to cooperate; (viii) willful destruction or intentional failure to preserve documents or other material known by him to be relevant to an investigation; or (ix) willful inducement of others to fail to cooperate in any investigation. We are required to notify Messrs. Dauman and Dooley within 30 days after any event that constitutes “cause” comes to the attention of one of our executive officers, and in general, they have 30 days after receiving notice to cure the event.

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  EXECUTIVE COMPENSATION

Under the employment agreements of each of Mr. Fricklas and Mr. Davis, we generally would have “cause” to terminate employment in any of the following circumstances: (i) engaging in embezzlement, fraud or other conduct that would constitute a felony; (ii) engaging in conduct that would constitute a financial crime, material act of dishonesty or material unethical business conduct, involving Viacom, (iii) engaging in the willful unauthorized disclosure of confidential information; (iv) failure to obey a material lawful directive that was appropriate to his position from an executive or executives in his reporting line; (v) committing a material breach of his employment agreement; (vi) failure (except in the event of disability) or refusal to substantially perform material obligations under his employment agreement; (vii) willful failure to cooperate with a bona fide internal investigation or investigation by regulatory or law enforcement authorities, after being instructed by Viacom to cooperate; (viii) willful destruction or failure to preserve documents or other material known to be relevant to such an investigation; or (ix) willful inducement of others to engage in the conduct described in subparagraphs (i) through (viii) above or to otherwise breach their obligations to Viacom. We are required to notify the executive after any event that constitutes “cause” before terminating his employment, and in general he has 10 business days after receiving notice to cure the event.

Resignation for “Good Reason”

Mr. Redstone’s employment agreement does not include a provision on resignation for “good reason.”

Our employment agreements for Messrs. Dauman and Dooley each include a provision permitting the executive to terminate employment for “good reason,” including in the following comparable circumstances: (i) if we assign duties inconsistent with his current positions, duties or responsibilities or if we change the parties to whom he reports; (ii) if we remove him from, or fail to re-elect him to, his position; (iii) if he is removed from, or not re-elected to, the Board of Directors; (iv) if we reduce his salary, target annual bonus or other compensation levels; (v) if we require him to be based anywhere other than the New York metropolitan area; or (vi) if we breach any of our obligations under the employment agreement. Messrs. Dauman and Dooley generally are required to notify us within

30 days after becoming aware of the occurrence of any event that constitutes “good reason,” and in general we have 30 days to cure the event.

Each of Messrs. Fricklas and Davis generally would have “good reason” to terminate his employment in any of the following circumstances: (i) if we assign him duties inconsistent with his current position or duties; (ii) if we withdraw material portions of his duties; (iii) if we materially breach our material obligations under his employment agreement; or (iv) with respect to Mr. Fricklas, if his position is relocated outside the New York City metropolitan area. The executives generally are required to notify us within 30 days after the occurrence of any event that constitutes “good reason,” and in general we have 30 business days to cure the event.

Restrictive Covenants

Our executive employment agreements contain several important restrictive covenants with which an executive must comply following termination of employment. For example, the entitlement of our NEOs to payment of any unpaid portion of the severance amount indicated in the table as owing following a termination without “cause” or resignation for “good reason” is conditioned on the executive’s compliance with covenants not to engage in any business that competes with Viacom and not to solicit certain of our employees. In some cases, Viacom may offset continuing compensation.

The employment agreements for each of the NEOs other than Mr. Redstone also contain covenants regarding cooperation in litigation proceedings and non-disparagement, covenants regarding non-disclosure of confidential information and recognition of Viacom’s ownership of works of authorship resulting from their services (both of unlimited duration) and covenants concerning the executive’s ability to prepare or assist in the preparation of certain creative works.

Disability Benefits

In the event an NEO becomes disabled during the term of employment, the NEO may participate in our short-term disability program for up to 26 weeks, and may then participate in our long-term disability program. In addition to any accrued benefits and target annual bonus payable, Messrs. Dauman and Dooley would receive their full salary while participating in our short-term disability program (which we self-insure and would therefore pay), and then payments would be made by our long-term disability insurer up to a maximum amount per month until age 65. In addition to any accrued benefits and target annual bonus payable, Messrs. Redstone, Fricklas and Davis would participate in our short-term disability program on the same basis as any other employee, earning 100% of salary for the first 13 weeks of participation in the short-term disability program and 80% of salary for the second 13 weeks. Messrs. Fricklas and Davis would receive payments from our long-term disability insurer up to a maximum amount per month, until age 65.

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  EXECUTIVE COMPENSATION

Compliance with Section 409A

Our NEOs are “specified employees” for purposes of Section 409A of the Code. As a result, without triggering adverse consequences, we cannot make payments of “deferred compensation” within the meaning of Section 409A to them within six months of termination of employment, subject to certain exceptions. We have agreed to delay the payment of any amounts required to be delayed for six months until we are permitted to make payment without triggering adverse consequences under Section 409A, and, in the case of Messrs. Dauman and Dooley, to pay interest on the amounts as to which payment was delayed at our highest borrowing rate in effect on the termination date.

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  EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

During fiscal year 2014, we granted equity awards to employees under the Viacom Inc. 2006 Long-Term Management Incentive Plan, as amended and restated effective January 1, 2011, and to Outside Directors under the Viacom Inc. 2011 RSU Plan for Outside Directors, as amended and restated effective November 13, 2013 and as further amended on January 16, 2014. The Viacom Inc. 2011 Stock Option Plan for Outside Directors was amended by our Board on January 17, 2013 to provide that Outside Directors would no longer receive annual grants of stock options. The director plans continue to use a single share reserve.

The following table sets forth certain information as of September 30, 2014 concerning the shares of Class B common stock authorized for issuance under these equity compensation plans. No shares of Class A common stock are authorized for issuance under the plans. As of September 30, 2014, we had no equity compensation plans under which shares may be issued that have not been approved by our stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities otherwise reflected in this table)
Equity compensation plans approved by security holders:
LTMIP	22,049,219	(1)	$47.75	23,722,904	(2)
Director Plans	355,660	(3)	$39.10	255,507	(4)
Total	22,404,879		$47.67	23,978,411
(1)

Includes, as of September 30, 2014, 3,173,166 shares reserved for issuance upon settlement of outstanding RSUs, PSUs and PRSUs. Assumes PSU and PRSU awards are paid at target, except for awards for which the measurement period has been completed.

(2)	Reflects, as of September 30, 2014, shares reserved for future grants of stock options, RSUs, PSUs, PRSUs and/or other equity awards.
(3)	Includes, as of September 30, 2014, 173,206 shares reserved for issuance upon settlement of outstanding RSUs.
(4)	Reflects, as of September 30, 2014, shares reserved for future grants of stock options and RSUs.

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  ITEM 2 – APPROVAL OF THE VIACOM INC. 2016 LONG-TERM MANAGEMENT INCENTIVE PLAN

ITEM 2 – APPROVAL OF THE VIACOM INC. 2016 LONG-TERM MANAGEMENT INCENTIVE PLAN

The Company is asking its stockholders to approve the 2016 Long-Term Management Incentive Plan, which we refer to in this section as the “LTMIP,” the “Plan” or the “2016 Plan,” which will replace the 2006 Long-Term Management Incentive Plan, as amended from time to time (the “2006 Plan”), which is the only program under which we grant equity awards to management employees. These awards are designed to motivate management to focus on long-term growth and the performance of our stock price, and help us retain key employees through multi-year vesting schedules. The 2006 Plan terminates on December 31, 2015. If the 2016 Plan is approved by stockholders, the plan will be effective January 1, 2016 through December 31, 2020. Any equity awards granted by the Company through December 31, 2015 will continue to be made under the 2006 Plan until it is terminated.

The following description of the 2016 LTMIP should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the Plan, a copy of which we have attached to this proxy statement as Exhibit A.

Purpose of the LTMIP

As discussed in “Executive Compensation—Compensation Discussion and Analysis,” long-term equity compensation plays an important part of our pay-for-performance philosophy. Equity awards under the LTMIP benefit our stockholders by providing a means to attract, retain and reward key employees upon whom the long-term financial success of the company largely depends. The LTMIP is an “omnibus” equity compensation plan under which we can make awards of stock options, stock appreciation rights, restricted and unrestricted shares of our Class B common stock, restricted share units (“RSUs”), phantom shares, dividend equivalents, performance awards and other equity-related awards and cash payments. We describe these awards in more detail below.

The Board has approved, and recommends that our stockholders approve, the 2016 LTMIP.

Highlights of the LTMIP

•

No “evergreen” provision. The LTMIP does not contain an “evergreen” or similar provision. Instead, the LTMIP fixes the number of shares available for future grants and does not provide for any increase based on increases in the number of outstanding shares of common stock.

•	Sole vehicle for employee equity awards. The LTMIP is the only plan under which equity-based compensation currently may be awarded to our executives and other employees.

•	Fixed award dates. Annual equity awards under the LTMIP are generally approved at regular meetings of the Compensation Committee that generally are scheduled more than a year in advance.

•	No repricing of stock options or SARs. The LTMIP prohibits the repricing of stock options and SARs.

•	No discounted stock options or SARs. All stock options and SARs must have an exercise price equal to or greater than the fair market value of the underlying Class B Common Stock on the date of grant.

•

No “single trigger” change in control vesting. No awards under the LTMIP vest solely upon a change in control. Moreover, the consequences of a participant’s termination of employment following a change in control are no different than the consequences of a termination occurring before a change in control.

•	Awards subject to clawback. Equity awards are subject to our clawback policy in the event of a financial restatement, as described in “Executive Compensation—Compensation Discussion and Analysis.”

•	No parachute tax gross-up. We do not provide an excise tax gross-up in the event of a change in control to any of our executives or other employees.

Eligibility

We may make LTMIP awards to any employee of Viacom or any of its subsidiaries. Approximately 1,460 employees of Viacom and its subsidiaries, including officers, are currently eligible to receive awards under the LTMIP. The LTMIP, however, does not create any entitlement on the part of any officer or other employee to receive awards, and the Compensation Committee in its discretion selects which employees receive awards from time to time.

Administration

The Compensation Committee administers the LTMIP. Subject to certain limitations, the Compensation Committee may delegate its authority under the plan to one or more of its members or one or more officers of Viacom. The Compensation Committee selects the employees who receive awards and determines the type of award to be granted, the number of shares subject to awards or the cash amount

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  ITEM 2 – APPROVAL OF THE VIACOM INC. 2016 LONG-TERM MANAGEMENT INCENTIVE PLAN

payable in connection with an award and the terms and conditions of these awards in accordance with the terms of the LTMIP. The Compensation Committee has full authority to interpret the LTMIP and to establish rules for its administration.

Limit on shares available under the LTMIP; Sub-limits

The maximum number of shares of our Class B common stock available for issuance under the LTMIP is 30 million. As of December 31, 2014, approximately 24 million shares remained available for future awards under the 2016 LTMIP. Shares of our Class B common stock delivered under the LTMIP may be authorized but unissued shares, treasury shares or, subject to conditions that the Compensation Committee may determine, shares beneficially owned by one or more stockholders of Viacom. Shares of Class B common stock are the only shares authorized for delivery pursuant to awards under the LTMIP.

When the Compensation Committee grants an award, the number of shares in respect of which the award is granted is counted against the plan limit. Any shares that are:

•	tendered or withheld to pay the exercise price of an award or to satisfy any tax or other withholding obligations with respect to an award,

•	subject to an award (or portion of an award) that expires or is canceled, forfeited or terminated without having been exercised or paid, or

•	subject to an award (or portion of an award) that is settled in consideration other than shares of Class B common stock, including cash are added back to the plan limit and are available for future awards.

Shares underlying awards granted in substitution for awards previously granted by an entity that Viacom acquires, or with which Viacom merges or otherwise combines, or from which Viacom is spun-off or otherwise separated, are not counted against the plan limit.

In addition to the overall limit on shares, the LTMIP contains several “sub-limits”:

•

A maximum of 25 million shares of our Class B common stock may be delivered pursuant to restricted shares and certain other “full value” awards during each 5-year term of the Plan. Of this number, Viacom may not issue more than 50,000 shares as unrestricted Class B common stock.

•	The maximum aggregate number of shares that we may issue in conjunction with awards of incentive stock options is 5 million.

•	The maximum aggregate number of shares that we may grant to any single participant during each five-year term of the Plan pursuant to stock option, stock appreciation rights or phantom share awards that are not subject to performance goals is 7.5 million.

•

For awards other than stock option, stock appreciation rights or phantom share awards that are intended to satisfy the Section 162(m) exception for “qualified performance-based compensation,” the maximum amount that may be granted to any participant during any performance period is $50 million for awards denominated in cash and 1,000,000 shares of our Class B common stock for awards denominated in shares. Under certain circumstances, the unused portion of the maximum dollar or share amount may be carried forward to the next performance period for which a participant is granted awards intended to satisfy the Section 162(m) exception.

The same add back rules that apply to the overall plan limit generally apply to the sub-limits. Both the overall plan limit and the sub-limits described above are subject to adjustment in the event of certain significant transactions, as described under the caption “Adjustments” below.

The closing price of our Class B common stock on January 20, 2015 was $66.36.

Term of the LTMIP

Unless earlier terminated by action of the Board of Directors, the LTMIP will terminate on December 31, 2020. No additional grants may be made under the LTMIP after that date.

Awards Generally

Stock Options

Stock options give the holder the right to purchase shares of Class B Common Stock at a specified price during specified time periods. Stock options can be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or “nonqualified” stock options that do not qualify as incentive stock options for U.S. federal income tax purposes. To date, we have awarded only nonqualified stock options.

Subject to certain limits described below, the Compensation Committee determines the number and kind of stock options granted, the exercise price of the stock options, the applicable vesting schedule, the period during which they can be exercised and any applicable performance goal requirements. The Compensation Committee may, in its discretion, accelerate the vesting date of any stock option.

No stock option granted under the LTMIP may have a per share exercise price of less than 100% of the fair market value of a share of our Class B common stock on the date of grant. (This limitation does not apply to stock options granted in substitution for outstanding awards previously granted by an

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  ITEM 2 – APPROVAL OF THE VIACOM INC. 2016 LONG-TERM MANAGEMENT INCENTIVE PLAN

entity acquired by Viacom to the extent that the substitute award preserves the intrinsic value of the predecessor award).

The LTMIP establishes a maximum term of ten years for stock options, so that, unless the Compensation Committee determines otherwise, no stock option can be exercised more than ten years after the date of grant. The Compensation Committee’s current practice is to fix a maximum term of eight years for stock options.

The LTMIP sets forth general rules concerning the effects of a termination of employment on a participant’s stock options, including the period, if any, following termination of employment during which vested stock options may be exercised. The Compensation Committee has authority to alter these default rules for any participant or group of participants.

Repricing Prohibited

The Compensation Committee may not “reprice” any stock option, directly or indirectly. This means that the Compensation Committee may not amend a stock option to reduce its exercise price. In addition, canceling an “underwater” stock option (that is, a stock option whose exercise price exceeds the fair market value of a share of Class B common stock) in exchange for a new stock option, restricted share or other equity award would be considered an indirect repricing and similarly is prohibited.

Stock Appreciation Rights

Stock appreciation rights give the holder the right to receive the excess, if any, of the fair market value of a specified number of shares of Class B Common Stock on the date of exercise, over the exercise price of the stock appreciation right. The Compensation Committee may grant stock appreciation rights alone or in tandem with other awards. No stock appreciation right awarded under the LTMIP may have a per share exercise price of less than 100% of the fair market value of a share of our Class B common stock on the date of grant unless it is awarded in substitution for outstanding awards previously granted by an entity that Viacom acquires (subject to the same limitations that apply to stock options). Stock appreciation rights granted alone or in tandem with awards other than stock options will be subject to the terms and conditions established by the Compensation Committee as set forth in the applicable award agreement.

Stock appreciation rights granted in tandem with a stock option entitle the holder to surrender the related stock option in lieu of exercising it and to receive an amount equal to the excess of the fair market value of a share of our Class B common stock over the aggregate exercise price of the stock option. We will pay this amount in cash or in shares of our Class B common stock or other Viacom securities. A participant may not exercise a stock appreciation right granted in tandem with a stock option unless the related stock option is then exercisable.

Restricted Shares and RSUs

The Compensation Committee may grant restricted shares and RSUs under the LTMIP. A restricted share is a share of our Class B common stock granted to a participant subject to restrictions the Compensation Committee determines. An RSU is a contractual right to receive, in the discretion of the Compensation Committee, a share of our Class B common stock (or other Viacom securities designated by the Compensation Committee) or a cash payment equal to the fair market value of a share of our Class B common stock, subject to terms and conditions as determined by the Compensation Committee.

Restricted shares and RSUs will be subject to a vesting schedule, and may also include performance goal requirements. Unless the Compensation Committee determines otherwise, restricted shares or RSUs whose vesting is contingent solely on the continued employment of the participant may not fully vest in less than four years from the date of grant. A participant generally has the same rights with respect to his or her restricted shares as a holder of shares of our Class B common stock except that the participant cannot sell, pledge or otherwise dispose of the shares until they have vested.

Upon termination of employment with Viacom and its subsidiaries for any reason, a participant will forfeit unvested restricted shares and RSUs unless otherwise provided in the participant’s employment agreement or the Compensation Committee determines otherwise. The Compensation Committee may in its discretion accelerate the dates on which restricted shares and RSUs vest.

Phantom Shares

Phantom shares are contractual rights to receive the “appreciation value” of a specified number of shares of Class B common stock. The appreciation value is determined by reference to the fair market value of a share of our Class B common stock on the date of grant and is calculated as of valuation dates specified for the award; the Compensation Committee, moreover, may establish a limit on the maximum amount payable in respect of any phantom share award. The Compensation Committee determines the valuation dates (not later than the eighth anniversary of the date of grant), the vesting schedule and any limit on the maximum amount of appreciation value payable for the phantom shares. The appreciation value of a phantom share will be paid to a participant in cash or, in the discretion of the Compensation Committee, in shares of our Class B common stock (or other Viacom securities).

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  ITEM 2 – APPROVAL OF THE VIACOM INC. 2016 LONG-TERM MANAGEMENT INCENTIVE PLAN

Performance Awards

The Compensation Committee may grant performance awards in the form of either performance shares or performance share units. The Compensation Committee sets the terms and conditions of the performance awards and may condition the granting, vesting and/or exercisability of performance awards on the achievement of performance goals during the applicable performance period. Performance shares are payable in shares of our Class B common stock and performance share units are payable in cash or, in the discretion of the Compensation Committee, in shares of our Class B common stock (or other Viacom securities).

Performance Goals

The Compensation Committee may condition the grant, vesting and/or exercisability of any award upon the attainment of performance targets related to one or more performance goals over a specified performance period. The Compensation Committee may reduce any award below the maximum amount that could be paid based on the degree to which the performance targets related to the award were attained. However, the Compensation Committee may not increase any award that is intended to satisfy the exception for “qualified performance-based compensation” set forth in Section 162(m) above the maximum amount that could be paid based on the attainment of the applicable performance targets.

Any awards that are intended to satisfy the Section 162(m) exception for “qualified performance-based compensation” will be subject to the achievement of financial goals based on one or more of the following financial metrics chosen by the Compensation Committee:

•	OIBDA (operating income before depreciation and amortization);

•	OIBDA without intercompany eliminations;

•	operating income;

•	free cash flow;

•	net earnings;

•	net earnings from continuing operations;

•	earnings per share;

•	revenue;

•	net revenue;

•	operating revenue;

•	total shareholder return;

•	share price;

•	return on equity;

•	return in excess of cost of capital;
•	profit in excess of cost of capital;

•	return on assets;

•	return on invested capital;

•	net operating profit after tax;

•	operating margin;

•	profit margin;

or any combination thereof. For any awards that are not intended to satisfy the Section 162(m) exception for “qualified performance-based compensation”, the Compensation Committee may establish performance targets based on other performance goals.

The Compensation Committee may base performance targets on objectives related to individual performance, company performance, or the performance of a subsidiary, division, department, region, function or business unit. The performance targets may be determined on an absolute or cumulative basis or on a percentage of improvement over time. In addition, a performance target may be measured in terms of company performance (or of the performance of a subsidiary, division, department, region, function or business unit) considered independently, or measured relative to selected peer companies or a market index.

If, during a performance period, a significant corporate transaction or other extraordinary event occurs that has the effect, as determined by the Compensation Committee, of distorting the applicable performance criteria (including, without limitation, changes in accounting standards), the Compensation Committee shall adjust or modify the calculation of the performance goals to the extent necessary to prevent reduction or enlargement of the participants’ awards for the applicable performance period.

Dividend Equivalents and Other Awards

The Compensation Committee may allow any recipient of an award under the LTMIP to receive, currently or on a deferred basis, interest, dividends or dividend equivalent payments with respect to the number of shares of our Class B common stock covered by the award. The Compensation Committee may also provide for the amount of such interest, dividend or dividend equivalent to be reinvested and/or subject to the same terms and conditions (including vesting and forfeiture provisions) as the related award.

The Compensation Committee may grant other equity-related awards or cash payments, based on one or more criteria it determines, that are consistent with the purpose of the LTMIP and the interests of our company. The Compensation Committee may also establish procedures for the deferral of payment of awards.

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  ITEM 2 – APPROVAL OF THE VIACOM INC. 2016 LONG-TERM MANAGEMENT INCENTIVE PLAN

Adjustments

In the event of certain corporate transactions, which include a merger, consolidation, stock split, reverse stock-split, dividend, distribution, combination, reclassification, reorganization, split up, spin-off or recapitalization that changes the character or amount of our Class B common stock or other changes in the corporate structure, equity securities or capital structure of Viacom, the Compensation Committee will make any adjustments it deems appropriate related to (i) the number and kind of securities subject to any outstanding award, (ii) the exercise price or purchase price, if any, of any outstanding award or the initial value of any outstanding phantom shares, (iii) the maximum number or kind of securities that may be granted under the LTMIP or under the applicable plan sub-limits or (iv) the aggregate number or kind of securities that may be granted to any participant. These adjustments will not be considered a repricing under the LTMIP.

Transfer and Rights Restrictions

Participants may not transfer their rights with respect to any award granted under the LTMIP other than by will, the laws of descent and distribution or beneficiary designation. The Compensation Committee may, however, permit other transferability, subject to any conditions and limitations that it imposes. During a participant’s lifetime, the participant’s rights with respect to any award may be exercised only by the participant or his or her permitted transferee. No award will be construed as giving any employee a right to receive future awards or to continued employment with Viacom.

Amendment and Termination of the Plan

The Viacom Board of Directors may at any time amend, suspend or terminate the LTMIP, in whole or in part. No amendment will be effective without stockholder approval if stockholder approval is required by law or under the rules of NASDAQ. No amendment or termination may materially adversely alter or affect the terms of any then-outstanding awards without the consent of the affected participant, unless the amendment or termination is necessary or desirable to comply with, or to take into account changes in, applicable law or to ensure that a participant is not required to recognize income for federal tax purposes in respect of an award prior to its payment or subject to interest or additional tax under Section 409A of the Internal Revenue Code.

Repayment (“Clawback”)

The Compensation Committee may include a provision in any award that would require a participant to return gains realized on the award if the participant materially breaches specified obligations under one or more agreements with Viacom during the participant’s employment or during the one-year period after the termination of the participant’s employment, or if any financial or other performance criteria on the basis of which the award was granted are restated or adjusted. In addition, the Compensation Committee may require a participant to return all or a portion of any payment made in respect of any performance award if the performance goals used to determine the grant, vesting and/or exercisability of the award are subsequently restated or otherwise adjusted in a manner that would reduce the size of the performance award or any payment thereunder.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards under the LTMIP that the Compensation Committee may grant in the future to our executives and employees, as these awards are either subject to the sole discretion of the Compensation Committee or contemplated as a target value amount in employment agreements with certain of our executives and employees, in which case, the equivalent number of shares will depend on the fair market value of our Class B common stock at various future dates.

U.S. Federal Income Tax Consequences

The following discussion is intended as a general summary of the U.S. federal income tax consequences associated with the grant and exercise of stock options. This summary does not purport to be complete and does not address any applicable state or local tax law.

Non-Qualified Stock Options

In general, a participant does not recognize taxable income upon the grant of a non-qualified stock option, and no deduction is available to Viacom at that time. When a participant exercises a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the participant as ordinary income. Viacom generally may deduct the amount included in the gross income of the participant. The participant’s tax basis in shares acquired upon the exercise of a stock option will equal the exercise price plus the amount includable in the participant’s gross income as ordinary income. When a participant disposes of shares acquired upon exercise of a non-qualified stock option, any amount realized in excess of the fair market value of the shares on the date of exercise generally will be treated as a capital gain and will be long-term or short-term, depending on the holding period of the shares. The holding period commences upon exercise of the non-qualified stock option. If the amount received is less than such fair market value, the loss will be treated as a long-term or short-term capital loss, depending on the holding period of the shares. Certain additional rules may apply if the participant pays the exercise price of a non-qualified stock option in shares or other securities the participant already owns.

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  ITEM 2 – APPROVAL OF THE VIACOM INC. 2016 LONG-TERM MANAGEMENT INCENTIVE PLAN

Incentive Stock Options

In general, a participant does not recognize taxable income and no tax deduction is available to Viacom upon either the grant or exercise of an incentive stock option. If a participant holds the shares acquired upon the exercise of an incentive stock option for more than one year after the transfer of the shares upon exercise of the incentive stock option and more than two years from the date of the grant of the incentive stock option, which we refer to as the “ISO Holding Period,” the difference between the exercise price and the amount the participant realizes upon the sale of the shares will be treated as a long-term capital gain or loss. In this case, no deduction will be available to Viacom. If the participant disposes of shares acquired upon exercise of an incentive stock option before the expiration of the ISO Holding Period, the participant will realize ordinary income, and Viacom will be entitled to a deduction, on the portion of the gain, if any, equal to the difference between the exercise price of the incentive stock option and the fair market value of the shares on the date of exercise or, if less, the difference between the amount realized on the disposition and the adjusted basis of the stock. Any further gain or loss from an arm’s-length sale or exchange will be taxable as a long-term or short-term capital gain or loss, depending upon the holding period of the shares before disposition. Certain additional rules may apply if the participant pays the exercise price of an incentive stock option in shares or other securities the participant already owns.

The excess of the fair market value at the time of exercise of the shares acquired upon the exercise of an incentive stock option over the exercise price of the stock option may constitute an adjustment to taxable income for purposes of the alternative minimum tax. Special rules for computing alternative minimum taxable income also may apply in certain cases where there are subsequent sales of shares in disqualifying dispositions and to determine the basis of the shares for purposes of computing alternative minimum taxable income on the subsequent sale of the shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote “FOR” the approval of the 2016 LTMIP.

In accordance with the Board’s recommendation, the proxy holders will vote the shares of Class A common stock covered by valid and timely received proxies “FOR” the approval of the 2016 LTMIP, unless the stockholder gives instructions to the contrary.

62     VIACOM INC.   ï  2015 Proxy Statement

  ITEM 3 — APPROVAL OF THE VIACOM INC. 2011 RSU PLAN FOR OUTSIDE DIRECTORS

ITEM 3 — APPROVAL OF THE VIACOM INC. 2011 RSU PLAN FOR OUTSIDE DIRECTORS, AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2016

The Governance and Nominating Committee and the Board assess, at least every other year, the appropriate amount and structure of our director compensation in light of then current competitive practice and other factors.

In connection with the most recent assessment, the Viacom Inc. 2011 RSU Plan for Outside Directors (the “RSU Plan”) was amended to provide that on January 31 of each year, our outside directors will automatically receive an annual grant of restricted share units (“RSUs”) equal in value to $175,000 based on the closing price of our Class B common stock on NASDAQ on the date of grant. Prior to 2014, outside directors received annual grants of stock options pursuant to the Viacom Inc. Stock Option Plan for Outside Directors (the “Stock Option Plan”) as well as annual grants of RSUs. The Stock Option Plan will expire by its terms on January 1, 2016, and no additional stock options will be awarded thereunder. In addition, under the Viacom Inc. Deferred Compensation Plan for Outside Directors (the “Deferred Compensation Plan”) and the amended and restated RSU Plan, outside directors may defer their cash compensation into a stock unit account, receiving a fixed number of fully-vested RSUs based on the value of our Class B common stock on the date of grant.

The RSU Plan currently terminates on January 1, 2016, and we are proposing to amend it so that we will be able to continue to use it to make RSU awards to our outside directors for an additional five years. If the amended and restated RSU Plan is approved by our stockholders, it will be effective January 1, 2016 through December 31, 2020.

We are not asking our stockholders to increase the number of shares of Class B Common Stock available under the RSU Plan for awards made during the five year cycle from January 1, 2016 through December 31, 2020. Instead, we propose to maintain, and are asking stockholders to authorize, the same number of shares that was available under the plan for the five year cycle ending January 1, 2016, as described below.

The following description of the RSU Plan, as proposed to be amended and restated as of January 1, 2016, should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the RSU Plan, a copy of which is attached to this proxy statement as Exhibit B.

Purpose of the Plan

The purpose of the RSU Plan is to benefit and advance the interests of Viacom and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of Viacom or any of its subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of Viacom and its subsidiaries.

Proposed Amendment to the RSU Plan

The Board has approved, and recommends that our stockholders approve, the amended and restated RSU Plan, in order to extend the termination of the plan from January 1, 2016 to December 31, 2020.

Plan Generally

The RSU Plan provides that outside directors receive automatic annual grants of RSUs on January 31 of each year. The number of RSUs received each year will be determined by dividing (i) $175,000 by (ii) the fair market value of one share of Class B common stock on the date of grant or, if that date is not a business day, on the last business day preceding the date of grant on which the fair market value can be determined.

The RSU Plan does not provide for prorated awards. Thus, directors who join our Board after January 31 of any year will receive their first award on January 31 of the following year.

Each RSU represents a contractual right to receive one share of Class B common stock, subject to the terms and conditions set forth in the RSU Plan. RSUs will be settled exclusively in Class B common stock, with fractional shares payable in cash.

The number of shares of Class B common stock that may be issued pursuant to awards made under the RSU Plan during the five-year period January 1, 2016 through December 31, 2020 is 500,000 shares. This is the same number of shares that is authorized under the corresponding director plans currently in place until January 1, 2016.

The settlement of RSUs under the RSU Plan in any manner will result in a decrease in the number of shares of Class B common stock that thereafter may be issued under the plan by the number of shares issued upon such settlement. Shares of Class B common stock with respect to which RSUs

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  ITEM 3 — APPROVAL OF THE VIACOM INC. 2011 RSU PLAN FOR OUTSIDE DIRECTORS

lapse, expire or are canceled without being settled or are otherwise terminated will not be counted towards the plan limit and will be available for new grants under the RSU Plan.

Shares of Class B common stock issued under the RSU Plan may be authorized but unissued shares or treasury shares. Unless terminated earlier by action of the Board, the RSU Plan will terminate on December 31, 2020, and no additional grants may be made after that date.

Administration

The RSU Plan will generally be administered by the members of the Board who are not outside directors.

Terms of the Director RSUs

Each annual grant of RSUs will vest in full on the first anniversary of the date of grant. Subject to the following paragraph, upon vesting, Viacom will settle the RSUs by delivering the corresponding number of shares of Class B common stock and cash in lieu of fractional shares, if any. An outside director who ceases to serve on the Board for any reason will forfeit all of his or her unvested RSUs.

The RSU Plan permits recipients of RSUs to elect to defer settlement of the RSUs to a date after the vesting date. Outside directors who elect to defer settlement of RSUs may elect to have their deferral settled in a single distribution or in three or five annual installments. The single distribution or first annual installment, as applicable, will be payable in accordance with the director’s prior election on the later of (i) six months following the date of the director’s termination of services on the Board for any reason and (ii) January 31 of the calendar year following the calendar year in which the director’s service on the Board terminates for any reason.

Dividend Equivalents

The RSU Plan provides that dividend equivalents will be awarded with respect to the RSUs in the event Viacom pays a regular cash dividend with respect to shares of Class B common stock. Dividend equivalents will be credited in dollar amounts to a book entry account that Viacom will maintain on behalf of the outside directors.

Dividend equivalents will accrue on annual grants of RSUs until the RSUs vest and, except to the extent a director has elected to defer the RSUs, will be paid in shares of Class B common stock based on the fair market value of Class B common stock on the vesting date, with any fractional shares paid in cash. Payment of dividend equivalents that have been credited to the recipient’s account will not be made with respect to any RSUs that do not vest and are canceled.

If an outside director elects to defer settlement of his or her RSUs, or defers his or her cash compensation into a stock unit account pursuant to the Deferred Compensation Plan, the dividend equivalents related to such RSUs will be credited to the recipient’s account and will be settled when the related RSUs are settled, and deferred RSUs will continue to earn dividend equivalents through the settlement date. These dividend equivalents will be converted quarterly into additional whole and/or fractional RSUs, based on the fair market value of Class B common stock on the respective date, and these additional RSUs will be deferred and settled at the same time and in the same manner as the original underlying RSUs.

Substitute RSUs

The Board may provide for substitute RSUs under the RSU Plan upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity all or a portion of the assets or equity of which is acquired by Viacom, with which Viacom merges or otherwise combines or from which Viacom is spun-off or otherwise separated. Substitute RSUs may have substantially the same terms and conditions, including without limitation provisions relating to vesting, expiration, payment, forfeiture, and the consequences of termination of employment and changes in control, as the awards that they replace. Viacom shares subject to substitute RSUs will not count against the 500,000 share limit of the RSU Plan.

Adjustments

In the event of certain significant corporate transactions, which include a merger, consolidation, stock split, dividend (other than a regular cash dividend), distribution, combination, reclassification, recapitalization, reorganization, split-up or spin-off that changes the character or amount of the Class B common stock or any other changes in the corporate structure, equity securities or capital structure of Viacom, the Board will make such proportionate adjustments as it deems appropriate to the number and kind of securities subject to outstanding awards granted under the RSU Plan, the number and kind of securities subject to the annual RSU grants under the RSU Plan, and the maximum number and kind of securities available for issuance under the RSU Plan. The Board may also make such other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder upon the occurrence of any of the foregoing events. The Board’s determination as to what, if any, adjustments shall be made shall be final and binding on Viacom and all participants. All adjustments will be conducted in a manner consistent with any adjustments under the Stock Option Plan.

Transfer Restrictions, Etc.

The RSU Plan provides that the rights of a participant with respect to awards granted under the RSU Plan are not transferable other than:

•	by will or the laws of descent and distribution,

64     VIACOM INC.   ï  2015 Proxy Statement

  ITEM 3 — APPROVAL OF THE VIACOM INC. 2011 RSU PLAN FOR OUTSIDE DIRECTORS

•

upon prior notice to Viacom, for transfers to members of the participant’s immediate family or trusts whose beneficiaries are members of the participant’s immediate family, but only if such transfer is being made for estate and/or tax planning purposes without consideration being received therefor,

•	upon prior notice to Viacom, for transfers to a former spouse incident to a divorce, or

•	for such other transfers as the Board may approve, subject to any conditions and limitations that it may, in its sole discretion, impose.

No grant of awards under the RSU Plan entitles a participant, a participant’s estate or a permitted transferee to any rights of a holder of shares of Class B common stock, except upon delivery of shares upon settlement of an award. No grant will be construed as giving the recipient the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Amendment and Termination of the Plan

The Board may at any time alter, amend, suspend or terminate the RSU Plan in whole or in part, including, without limitation, amend the provisions for determining the amount of RSUs to be issued to an outside director, provided that any amendment which under the requirements of applicable law or under the rules of NASDAQ or other principal stock exchange on which the shares of Class B common stock are then listed must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule. No alteration, amendment, suspension or termination of the RSU Plan that would adversely affect a participant’s rights under the RSU Plan with respect to any award made prior to such action will be effective as to such participant unless he or she consents thereto. A participant’s consent will not be required, however, if the Board determines in its sole discretion that any such alteration, amendment, suspension or termination is necessary or advisable to comply with any law, regulation, ruling, judicial decision or accounting standards or to ensure that RSUs or dividend equivalents are not subject to federal, state or local income tax prior to settlement.

U.S. Federal Income Tax Consequences

Outside directors generally will not recognize income when they are awarded RSUs or when dividend equivalents are credited on their behalf. Outside directors will recognize ordinary income in an amount equal to the fair market value of the shares of Class B common stock and any cash delivered when their RSUs are settled. Viacom will generally be entitled to a tax deduction in the same amount.

New Plan Benefits

Only outside directors are eligible to receive awards of RSUs under the RSU Plan. The estimated annual benefit that we expect to allocate to the outside directors, in the aggregate, under the RSU Plan is approximately $1,575,000, which assumes the total number of outside directors continues to be nine and that no director elects to defer his or her cash compensation into a stock unit account. We cannot currently determine the number of shares subject to awards as the equivalent number of shares will depend on the fair market value of our Class B common stock at various future dates.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote “FOR” the approval of the amended and restated RSU Plan.

In accordance with the Board’s recommendation, the proxy holders will vote the shares of Class A common stock covered by valid and timely received proxies “FOR” the approval of the amended and restated RSU Plan, unless the stockholder gives instructions to the contrary.

VIACOM INC.  ï  2015 Proxy Statement    65

  REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent Viacom specifically incorporates such information by reference.

The Audit Committee Charter states that the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Viacom and the audit of Viacom’s consolidated financial statements. The Audit Committee also assists the Board’s oversight of:

•	the accounting and financial reporting process of Viacom, and the audits of Viacom’s financial statements, including the quality and integrity of Viacom’s financial statements and related disclosures;

•	Viacom’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of Viacom’s internal audit function and independent auditor.

Under the Charter, the Audit Committee’s authorities and duties include, among other things:

•

direct responsibility for the appointment, retention, termination, compensation and oversight of the work of the independent auditor, which reports directly to the Committee, including reviewing with the independent auditor the scope, planning and staffing of the annual audit, and the sole authority to pre-approve all services provided by the independent auditor;

•	reviewing and discussing Viacom’s annual audited financial statements, quarterly financial statements and earnings releases with management and its independent auditor;

•	reviewing our risk assessment and risk management processes;

•	reviewing the internal audit function’s organization, responsibilities, audit plan, results, budget and staffing;

•	reviewing with management, the internal auditor and the independent auditor the effectiveness of Viacom’s internal control over financial reporting and disclosure controls and procedures; and

•	reviewing with management material legal matters and the effectiveness of Viacom’s procedures to ensure compliance with legal and regulatory requirements.

The Audit Committee also discusses certain matters with the independent auditor on a regular basis, including Viacom’s critical accounting policies, certain communications between the independent auditor and management, and the independence and qualifications of the independent auditor.

Viacom’s management is responsible for the preparation of its consolidated financial statements, the financial reporting processes and maintaining effective internal control over financial reporting. The independent auditor is responsible for performing an integrated audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the audited consolidated financial statements to U.S. GAAP and the effectiveness of the company’s internal control over financial reporting. The Audit Committee monitors and oversees these processes.

As part of its oversight role, the Audit Committee has reviewed and discussed with management and Viacom’s independent auditor, PricewaterhouseCoopers LLP (“PwC”), Viacom’s audited consolidated financial statements for the fiscal year ended September 30, 2014 and disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in Viacom’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014. The Audit Committee has also discussed with PwC all required communications, including the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from PwC required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) and has discussed with PwC the firm’s independence from Viacom.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Viacom’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

MEMBERS OF THE AUDIT COMMITTEE

Blythe J. McGarvie, Chair

Cristiana Falcone Sorrell

Charles E. Phillips, Jr.

Frederic V. Salerno

66     VIACOM INC.   ï  2015 Proxy Statement

  SERVICES PROVIDED BY THE INDEPENDENT AUDITOR AND FEES PAID

SERVICES PROVIDED BY THE INDEPENDENT AUDITOR AND FEES PAID

Audit Committee Pre-Approval of Services Provided by PwC

All audit and non-audit services provided to us by PwC in fiscal year 2014 were pre-approved by either our full Audit Committee or the Chair of the Audit Committee. Under our pre-approval policies and procedures in effect during fiscal year 2014, the Audit Committee Chair was authorized to pre-approve the engagement of PwC to provide certain specified audit and non-audit services, and the engagement of any accounting firm to provide certain specified audit services, up to a maximum amount of $200,000 per engagement, with the total amount of such authorizations outstanding that have not been reported to the Audit Committee not to exceed an aggregate of $750,000. The Audit Committee receives reports on the engagements approved by the Chair pursuant to this delegation.

PwC Fees

The following table presents the fees paid by Viacom and its subsidiaries for services rendered by PwC for the fiscal years ended September 30, 2014 and September 30, 2013.

	FY 2014	FY 2013
Audit Fees (1)	$12,152,000	$12,332,000
Audit-Related Fees (2)	1,268,000	1,124,000
Tax Fees (3)	260,700	399,000
All Other Fees (4)	5,400	5,400
Total	$13,686,100	$13,860,400
(1)

Represents audit fees billed for each of fiscal years 2014 and 2013. Audit fees in fiscal years 2014 and 2013 reflect the audit of our financial statements, statutory audits and services provided in connection with our debt offerings, comfort letters and SEC filings.

(2)

Represents audit-related fees billed in each of fiscal years 2014 and 2013. Audit-related fees in fiscal years 2014 and 2013 principally related to services in connection with changes in accounting standards and technical requirements, compliance services, agreed upon procedures, financial statement audits of employee benefit plans and reviews of controls surrounding accounting information systems.

(3)	Represents tax fees billed in each of fiscal years 2014 and 2013. Tax fees in fiscal years 2014 and 2013 principally related to domestic and international tax compliance and other consulting services.
(4)	Represents all other fees billed in each of fiscal years 2014 and 2013. All other fees in fiscal years 2014 and 2013 principally related to PwC reference materials and tools.

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  ITEM 4 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR

ITEM 4 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR

The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as the independent auditor of our consolidated financial statements for our fiscal year ending September 30, 2015, subject to stockholder ratification. The Audit Committee has reviewed PwC’s independence from us as described in the “Report of the Audit Committee.” In appointing PwC as our independent auditor for our fiscal year ending September 30, 2015, and in recommending that our stockholders ratify the appointment, the Audit Committee has considered whether the non-audit services provided by PwC were compatible with maintaining PwC’s independence from us and has determined that such services do not impair PwC’s independence.

Representatives of PwC are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so. They will also be available to respond to questions at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent auditor for our fiscal year 2015.

In accordance with the Board’s recommendation, the proxy holders will vote the shares of Class A common stock covered by valid and timely received proxies “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent auditor for our fiscal year 2015, unless the stockholder gives instructions to the contrary.

68     VIACOM INC.   ï  2015 Proxy Statement

  OTHER MATTERS

OTHER MATTERS

As of the date of this proxy statement, management does not intend to present and has not been informed that any other person intends to present any matter for action not specified in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the proxy holders will act on those matters in accordance with their best judgment.

In order for proposals by stockholders to be considered for inclusion in the proxy card and proxy statement relating to the 2016 Annual Meeting of Stockholders, such proposals must be received on or before September 30, 2015 at our principal executive offices at 1515 Broadway, New York, NY 10036-5794, attention: Michael D. Fricklas, Secretary.

By Order of the Board of Directors,

MICHAEL D. FRICKLAS

Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

We have sent or are sending the Notice of Internet Availability of Proxy Materials, which indicates that this Notice of 2015 Annual Meeting of Stockholders and Proxy Statement, our Stockholder Letter and our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, with financial statements and schedules thereto, will be made available at http://proxymaterials.viacom.com. If you wish to receive paper or e-mail copies of any of these materials, please follow the instructions on your Notice of Internet Availability of Proxy Materials. These materials are also available on our website at www.viacom.com.

VIACOM INC.  ï  2015 Proxy Statement    69

Exhibit A

VIACOM INC.

2016 LONG-TERM MANAGEMENT INCENTIVE PLAN

ARTICLE I

GENERAL

Section 1.1 Purpose.

The purpose of the Viacom Inc. 2016 Long-Term Management Incentive Plan (the “Plan”) is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the “Company”), and its Subsidiaries (as defined below) by rewarding certain employees of the Company and its Subsidiaries for their contributions to the financial success of the Company and its Subsidiaries and thereby motivate them to continue to make such contributions in the future.

Section 1.2 Definitions.

As used in the Plan, the following terms shall have the following meanings:

(a) “Administrator” shall mean the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 1.3(c).

(b) “Agreement” shall mean the written agreement or certificate or other documentation governing an Award under the Plan, which shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference.

(c) “Appreciation Value” shall mean the excess, if any, of the Value of a Phantom Share on the applicable Valuation Date or date of termination of employment or of the Participant’s death or Retirement (as described in Section 5.5(a) hereof), as the case may be, over the Initial Value of such Phantom Share.

(d) “Awards” shall mean any Stock Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, unrestricted shares of Class B Common Stock, Phantom Shares, Dividend Equivalents, Performance Awards or Other Awards or a combination of any of the above.

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall (i) have the meaning provided in a Company or a Subsidiary employment agreement that is in effect and applicable to the Participant, or (ii) mean, if there is no such employment agreement or if such employment agreement contains no such term, unless the Committee determines otherwise, (A) conduct constituting embezzlement, misappropriation or fraud, whether or not related to the Participant’s employment with the Company or a Subsidiary; (B) conduct constituting a felony, whether or not related to the Participant’s employment with the Company or a Subsidiary; (C) conduct constituting a financial crime, material act of dishonesty or material unethical business conduct, involving the Company or a Subsidiary; (D) willful unauthorized disclosure or use of Company or Subsidiary confidential information; (E) the failure to obey a material lawful directive that is appropriate to the Participant’s position from a superior in his or her reporting line or the Board; (F) the failure or refusal to substantially perform the Participant’s material employment obligations (other than any such failure or refusal resulting from the Participant’s disability); (G) the willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, whether or not related to employment with the Company or a Subsidiary, after being instructed by the Company or a Subsidiary to cooperate; (H) the willful destruction of or failure to preserve documents or other material known to be relevant to any investigation referred to in subparagraph (G) above; or (I) the willful inducement of others to engage in the conduct described in subparagraphs (A) – (H).

(g) “Cash-Denominated Award” shall mean an Award whose value upon payment or settlement is determined as a dollar amount, without reference to the value of one or more shares of Class B Common Stock.

(h) “Class B Common Stock” shall mean shares of Class B Common Stock, par value $0.001 per share, of the Company.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto, and the rules, regulations and guidance promulgated thereunder.

(j) “Committee” shall mean the Compensation Committee of the Board (or such other Committee(s) as may be appointed or designated by the Board) to administer the Plan in accordance with Section 1.3 of the Plan.

(k) “Date of Grant” shall mean the effective date of the grant of an Award as set forth in the applicable Agreement.

(l) “Dividend Equivalent” shall mean a right to receive a payment based upon the value of the regular cash dividend paid on a specified number of shares of Class B Common Stock as set forth in Section 8.1 hereof. Payments in respect of Dividend Equivalents may be in cash, or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities.

(m) “Earnings Per Share” shall have the meaning provided by GAAP.

(n) “Effective Date” shall have the meaning set forth in Article XIII.

(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including any successor law thereto.

(p) “Fair Market Value” of a share of Class B Common Stock on a given date shall be, unless otherwise determined by the Committee, the closing price on such date on the NASDAQ Global Select Market (“NASDAQ”) or other principal stock exchange on which the Class B Common Stock is then listed, as reported by The Wall Street Journal (Northeast edition) as the 4:00 p.m. (New York time) closing price or as reported by any other authoritative source selected by the Company. If such date is not a business day on which the Fair Market Value can be determined, then the Fair Market Value shall be determined as of the last preceding business day on which the Fair Market Value can be determined.

(q) “Free Cash Flow” shall mean the Company’s Operating Income before depreciation and amortization, less cash interest, taxes paid, working capital requirements and capital expenditures.

(r) “GAAP” shall mean generally accepted accounting principles in the United States.

(s) “Initial Performance Period” shall have the meaning set forth in Section 1.6(b).

(t) “Initial Value” shall mean the value of a Phantom Share as specified by the Committee as of the Date of Grant or the Value of a Phantom Share calculated as of the Date of Grant or such earlier date as the Committee may determine.

(u) “Net Earnings” shall have the meaning provided in GAAP.

(v) “Net Earnings from Continuing Operations” shall have the meaning provided in GAAP.

(w) “Net Revenue” shall have the meaning provided by GAAP.

(x) “OIBDA” shall mean the Company’s Operating Income before depreciation and amortization.

(y) “OIBDA Without Inter-Company Eliminations” shall mean the Company’s Operating Income before depreciation, amortization and inter-company eliminations.

(z) “Operating Income” shall have the meaning provided by GAAP.

(aa) “Operating Revenue” shall have the meaning provided by GAAP.

(bb) “Other Awards” shall mean any form of award authorized under Section 7.2 of the Plan, other than a Stock Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit, unrestricted share of Class B Common Stock, Phantom Share, Performance Award or Dividend Equivalent.

(cc) “Outstanding Phantom Share” shall mean a Phantom Share granted to a Participant for which the Valuation Date has not yet occurred.

(dd) “Outstanding Stock Option” shall mean a Stock Option granted to a Participant which has not yet been exercised and which has not yet expired or been terminated in accordance with its terms.

(ee) “Participant” shall mean any employee who has met the eligibility requirements set forth in Section 1.4 and to whom an Award has been made under the Plan.

(ff) “Performance Award” shall mean any award of Performance Shares or Performance Share Units pursuant to Article VI hereof.

(gg) “Performance Goals” shall have the meaning set forth in Section 6.2 hereof.

(hh) “Performance Period” shall mean a period of time, as determined by the Committee in its sole discretion, over which performance is measured for purposes of a particular Performance Award.

(ii) “Performance Share” shall mean an award granted pursuant to Article VI hereof of a share of Class B Common Stock subject to the terms and conditions set forth in the applicable Agreement.

(jj) “Performance Share Units” shall mean an award granted pursuant to Article VI hereof, payable, unless otherwise determined by the Committee, in shares of Class B Common Stock, subject to the terms and conditions set forth in the Plan and in the applicable Agreement.

(kk) “Phantom Share” shall mean a contractual right granted to a Participant pursuant to Article V to receive an amount equal to the Appreciation Value at such time, subject to the terms and conditions set forth in the Plan and the applicable Agreement.

(ll) “Restricted Share” shall mean a share of Class B Common Stock granted to a Participant pursuant to Article III, which is subject to the restrictions set forth in Section 3.3 hereof and to such other terms, conditions and restrictions as are set forth in the Plan and the applicable Agreement.

(mm) “Restricted Share Unit” shall mean a contractual right granted to a Participant pursuant to Article IV to receive, in the discretion of the Committee, shares of Class B Common Stock, a cash payment equal to the Fair Market Value of Class B Common Stock, or other securities of the Company designated by the Committee or a combination of cash, shares of Class B Common Stock or such other securities, subject to the terms and conditions set forth in the Plan and in the applicable Agreement.

(nn) “Retirement” shall mean the resignation or termination of employment after attainment of an age and years of service required for payment of an immediate pension pursuant to the terms of any qualified defined benefit retirement plan maintained by the Company or a Subsidiary in which the Participant participates; provided, however, that no resignation or termination prior to a Participant’s 60th birthday shall be deemed a retirement unless the Committee so determines in its sole discretion; and provided further that the resignation or termination of employment other than a termination of employment for Cause after attainment of age 60 shall be deemed a retirement if the Participant does not participate in a qualified defined benefit retirement plan maintained by the Company or any of its Subsidiaries.

(oo) “Revenue” shall have the meaning provided by GAAP.

(pp) “Section 162(m)” shall mean Section 162(m) of the Code.

(qq) “Section 162(m) Exception” shall mean the exception under Section 162(m) for “qualified performance-based compensation.”

(rr) “Section 162(m) Performance Goals” shall have the meaning set forth in Section 6.2 hereof.

(ss) “Section 409A” shall mean Section 409A of the Code.

(tt) “Separation” shall mean the series of transactions by which the Company was separated from the former Viacom Inc. (renamed CBS Corporation), which prior to such transactions had been the parent corporation of the Company.

(uu) “Separation Date” shall mean the closing date of the transactions by which the Separation was effected.

(vv) “Share-Denominated Award” shall mean an Award whose value upon payment or settlement is determined by reference to the value of a fixed or variable number of shares of Class B Common Stock as of a given date or over a specified period. For the avoidance of doubt: (i) the method for determining the value of Class B Common Stock used to calculate the payment or settlement value of a Share-Denominated Award shall be determined by the Committee in its discretion and need not correspond to Fair Market Value; (ii) Share-Denominated Awards include Awards where the initial number or target number of shares of Class B Common Stock subject to the Award is determined by reference to a specified dollar amount; (iii) Share-Denominated Awards include Awards that are settled in cash, provided that the amount of cash paid is determined by reference to the value of a fixed or variable number of shares of Class B Common Stock as of a given date or over a specified period.

(ww) “Stock Appreciation Right” shall mean a contractual right granted to a Participant pursuant to Article II to receive an amount determined in accordance with Section 2.6 of the Plan, subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement.

(xx) “Stock Option” shall mean a contractual right granted to a Participant pursuant to Article II to purchase shares of Class B Common Stock at such time and price, and subject to such other terms and conditions as are set forth in the Plan and the applicable Agreement. Stock Options may be “Incentive Stock Options” within the meaning of Section 422 of the Code or “Non-Qualified Stock Options” which do not meet the requirements of such Code section.

(yy) “Subsidiary” shall mean a corporation (or a partnership or other enterprise) in which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

(zz) “Substitute Awards” shall mean Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity all or a portion of the assets or equity of which is acquired by the Company, with which the Company merges or otherwise combines or from which the Company is spun-off or otherwise separated.

(aaa) “Valuation Date” shall mean the date on which the Appreciation Value of a Phantom Share shall be measured and fixed in accordance with Section 5.2(a) hereof.

(bbb) The “Value” of a Phantom Share shall be determined by reference to the “average Fair Market Value” of a share of Class B Common Stock. The “average Fair Market Value” on a given date of a share of Class B Common Stock shall be determined over the 30-day period ending on such date or such other period as the Committee may decide shall be applicable to a grant of Phantom Shares, determined by dividing (i) by (ii), where (i) shall equal the sum of the Fair Market Values on each day that the Class B Common Stock was traded and a closing price was reported during such period, and (ii) shall equal the number of days, as determined by the Committee for the purposes of determining the average Fair Market Value for such Phantom Shares, on which the Class B Common Stock was traded and a closing price was reported during such period.

Section 1.3 Administration of the Plan.

(a) Board or Committee to Administer. The Plan shall be administered by the Committee, which shall consist of at least two members of the Board. If any member of the Committee does not meet the qualification requirements of the Section 162(m) Exception, then, with respect to any Award that is intended to satisfy the requirements of the Section 162(m) Exception, the Committee shall act through a subcommittee consisting of at least such number of directors as is required from time to time to satisfy the Section 162(m) Exception, and each such subcommittee member shall satisfy the qualification requirements of such exception. If any member of the Committee (or subcommittee, as applicable) is found not to have met the qualification requirements of the Section 162(m) Exception, any actions taken or Awards granted by the Committee (or subcommittee, as applicable) shall not be invalidated by such failure to so qualify.

(b) Powers of the Committee.

(i) The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by the Committee. The determination of the Committee shall be final and binding as to all matters relating to the Plan.

(ii) The Committee shall have authority to select Participants from among the class of eligible persons specified in Section 1.4 below, to determine the type of Award to be granted, to determine the number of shares of Class B Common Stock subject to an Award or the cash amount payable in connection with an Award, and to determine the terms and conditions of each Award in accordance with the terms of the Plan. Except as provided in Section 6.4, the Committee shall also have the authority to amend the terms of any outstanding Award or waive any conditions or restrictions applicable to any Award; provided, however, that no amendment shall materially impair the rights of the holder thereof without the holder’s consent except that the Committee shall have the right at any time, without a holder’s consent and whether or not the rights of the holder in an Award are materially adversely affected thereby, to amend or modify the Plan or any Award under the Plan in any manner that the Committee considers necessary or advisable to comply with any law, regulation, ruling, judicial decision, accounting standards, regulatory guidance or other legal requirement. With respect to any restrictions in the Plan or in any Agreement that are based on the requirements of Section 409A or Section 422 of the Code, the Section 162(m) Exception, the rules of any exchange upon which the Company’s securities are listed, or any other applicable law, rule or restriction to the extent that any such restrictions are no longer required, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such restrictions and/or to waive any such restrictions with respect to outstanding Awards.

(c) Delegation by the Committee. The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to employees (A) who are subject on the date of the Award to the reporting rules under Section 16(a) of the Exchange Act, (B) whose compensation for such fiscal year may be subject to the limit on deductible compensation pursuant to Section 162(m) or (C) who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Article XI of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 1.3(c) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee’s delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

(d) Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Agreements, as to the persons receiving Awards under the Plan, and the terms and provisions of Awards under the Plan.

(e) No Liability. Subject to applicable law: (i) no member of the Committee nor any Administrator shall be liable to any Participant or any other person for anything whatsoever in connection with the administration of the Plan except such person’s own willful misconduct; (ii) under no circumstances shall any member of the Committee or any Administrator be liable for any act or omission of any other member of the Committee or any other Administrator; and (iii) in the performance of its functions with respect to the Plan, the Committee and any Administrator shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Committee or such Administrator deems necessary, and no member of the Committee or such Administrator shall be liable for any action taken or not taken in good faith reliance upon any such advice.

Section 1.4 Eligible Persons.

Awards may be granted to any employee of the Company or any of its Subsidiaries. An individual’s status as an Administrator will not affect his or her eligibility to receive Awards under the Plan.

Section 1.5 Class B Common Stock Subject to the Plan.

(a) Plan Limit. The shares of Class B Common Stock subject to Awards under the Plan shall be made available from authorized but unissued Class B Common Stock, from Class B Common Stock issued and held in the treasury of the Company or, subject to such conditions as the Committee may determine, from shares beneficially owned by one or more stockholders of the Company. Subject to adjustment under Article IX hereof, the total number of shares of Class B Common Stock that may be delivered under the Plan (the “Section 1.5 Limit”) shall not exceed 30 million.

(b) Plan Sub-Limits. Subject to adjustment under Article IX hereof, the maximum aggregate number of shares of Class B Common Stock that may be delivered in conjunction with awards of Restricted Shares, Restricted Share Units, unrestricted shares of Class B Common Stock, Performance Shares, Dividend Equivalents, Performance Share Units and Other Awards during each five-year period under the Plan is 25 million, provided that, subject to adjustment under Article IX hereof, no more than 50,000 shares may be issued as unrestricted Class B Common Stock. Subject to adjustment under Article IX hereof, the maximum aggregate number of shares of Class B Common Stock that may be delivered in conjunction with awards of Incentive Stock Options is 5 million.

(c) Rules Applicable to Determining Shares Available for Issuance. For purposes of determining the number of shares of Class B Common Stock that remain available for delivery under the Plan, the following rules apply:

(i) In connection with the granting of a Share-Denominated Award, the number of shares of Class B Common Stock in respect of which the Award is granted or denominated shall be counted against the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)).

(ii) To the extent permitted by law or the rules and regulations of any stock exchange on which the Class B Common Stock is listed, the number of shares of Class B Common Stock that shall be added back to the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)) and shall again be available for Awards, shall be the corresponding number of shares of Class B Common Stock that are (A) tendered in payment of the exercise price of an Award or to satisfy a Participant’s tax or other withholding obligations with respect to an Award; (B) subject to an Award or any portion of an Award which for any reason expires or is cancelled, forfeited, or terminated without having been exercised or paid; (C) withheld from any Award to satisfy a Participant’s tax or other withholding obligations or to pay the exercise price of an Award; and (D) subject to an Award or any portion of an Award that is settled in consideration other than shares of Class B Common Stock (including cash). Anything to the contrary in this Section 1.5(c) notwithstanding, if an Award is settled in whole or in part by delivery of fewer than the full number of shares of Class B Common Stock that was counted against the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)) pursuant to clause (i) (as such number may have been adjusted from time to time), the excess, if any, of the number of shares of Class B Common Stock so counted over the number of shares of Class B Common Stock delivered to the Participant upon exercise or settlement shall no longer be counted against the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)) and shall again be available for Awards.

(iii) Any shares of Class B Common Stock underlying Substitute Awards shall not be counted against the Section 1.5 Limit (and, if applicable, the limits set forth in Section 1.5(b)).

Section 1.6 Section 162(m) Limits on Awards to Participants.

(a) Limits on Certain Stock Options, Stock Appreciation Rights and Phantom Shares. The maximum aggregate number of shares of Class B Common Stock that may be granted to any Participant during each five-year period under the Plan with respect to Stock Options, Stock Appreciation Rights or Phantom Shares is 7.5 million (regardless of whether Stock Appreciation Rights and Phantom Shares are settled in cash, Class B Common Stock, other Company securities or a combination thereof), subject to adjustment pursuant to Article IX hereof.

(b) Limits on other Awards. With respect to any Awards (other than those Awards set forth in Section 1.6(a)) that are intended to qualify, in whole or in part, for the Section 162(m) Exception, the maximum amount intended to so qualify that may be awarded to any Participant in respect of any Performance Period is $50 million (with respect to Cash-Denominated Awards) and 1,000,000 shares of Class B Common Stock (with respect to Share-Denominated Awards). Notwithstanding the preceding sentence, if in respect of any Performance Period with a duration of at least twelve months (an “Initial Performance Period”), the Committee grants to a Participant Awards having a maximum dollar payout (for Cash-Denominated Awards) or maximum share payout (for Share-Denominated Awards) less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant for a Performance Period pursuant to the preceding sentence, the excess of such maximum dollar value and/or number of shares over the maximum dollar value and/or number of shares actually subject to Awards granted to such Participant for the Initial Performance Period shall be carried forward and shall increase the maximum dollar value and/or number of shares that may be awarded to such Participant in respect of the next Performance Period with a duration of at least twelve months and beginning after the end of the Initial Performance Period in respect of which the Committee grants to such Participant an Award intended to qualify, in whole or in part, for the Section 162(m) Exception. The maximum amounts determined pursuant to the preceding two sentences shall be subject to adjustment pursuant to Article IX hereof.

Section 1.7 Agreements.

The Committee shall determine and set forth in an Agreement the terms and conditions of each Award (other than an Award of unrestricted Class B Common Stock). Each Agreement (i) shall state the Date of Grant and the name of the Participant, (ii) shall specify such other terms of the Award as appropriate for inclusion in the Agreement, (iii) shall incorporate the Plan by reference and (iv) shall be delivered or otherwise made available to the Participant. The Agreement shall contain such other terms not inconsistent with the Plan as the Committee may deem advisable. The Committee shall have the authority to adjust the terms of the Agreements relating to an Award in a jurisdiction outside of the United States (i) to comply with the laws of such jurisdiction or (ii) to obtain more favorable tax treatment for the Company and/or any Subsidiary, as applicable, and/or for the Participants in such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be more restrictive than the terms set forth in the Plan.

ARTICLE II

PROVISIONS APPLICABLE TO STOCK OPTIONS

Section 2.1 Grants of Stock Options.

The Committee may from time to time grant to eligible employees Stock Options on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Stock Options shall specify the number of Stock Options granted, the Date of Grant, the exercise price of such Stock Options, whether such Stock Options are Incentive Stock Options or Non-Qualified Stock Options, the period during which such Stock Options may be exercised, any vesting schedule, any Performance Goals and any other terms that the Committee deems appropriate.

Section 2.2 Exercise Price.

The Committee shall establish the per share exercise price of a Stock Option on the Date of Grant in such amount as the Committee shall determine; provided that such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant. Notwithstanding the foregoing, the per share exercise price of a Stock Option that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant, provided that the excess of the aggregate intrinsic value of the Substitute Award, determined immediately after the transaction giving rise to the substitution or assumption of the predecessor award, does not exceed the aggregate intrinsic value of such predecessor award, determined immediately before such transaction, and such substitution complies with applicable laws and regulations, including the listing requirements of NASDAQ or other principal stock exchange on which the Class B Common Stock is then listed and Section 409A or Section 424 of the Code, as applicable.

The exercise price of any Stock Option will be subject to adjustment in accordance with the provisions of Article IX of the Plan. Any adjustments made pursuant to this Section 2.2 shall be made in a manner consistent with the requirements of Section 409A.

Section 2.3 Exercise of Stock Options.

(a) Exercisability. Stock Options shall be exercisable only to the extent the Participant is vested therein, subject to any restrictions that the Committee shall determine. The Committee shall establish the vesting schedule applicable to Stock Options, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Stock Options and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement (or any employment agreement applicable to the Participant); provided that, unless otherwise determined by the Committee, Stock Options that vest contingent solely on the requirement of continued employment shall not fully vest in less than three years from the Date of Grant. The Committee may, in its sole discretion, accelerate the time at which a Participant vests in his Stock Options.

(b) Option Period. For each Stock Option granted, the Committee shall specify the period during which the Stock Option may be exercised.

(c) Registration Restrictions. A Stock Option shall not be exercisable, no transfer of shares of Class B Common Stock shall be made to any Participant, and any attempt to exercise a Stock Option or to transfer any such shares shall be void and of no effect, unless and until (i) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the shares of Class B Common Stock subject to such Stock Option, and the shares of Class B Common Stock subject to such Stock Option have been duly qualified under applicable federal or state securities or blue sky laws or (ii) the Committee, in its sole discretion, determines, or the Participant, upon the request of the Committee, provides an opinion of counsel satisfactory to the Committee, that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws. Without limiting the foregoing, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of the shares of Class B Common Stock subject to such Stock Option is required under any federal or state law or on any securities exchange or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, delivery or purchase of such shares pursuant to the exercise of a Stock Option, such Stock Option shall not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

(d) Exercise in the Event of Termination of Employment, Retirement or Death.

(i) Termination other than for Cause or due to Retirement, Death. Except as otherwise provided in this Section 2.3 or as otherwise determined by the Committee, in the event that (A) the Participant ceases to be an employee of the Company or any of its Subsidiaries by reason of the voluntary termination by the Participant or the termination by the Company or any of its Subsidiaries other than for Cause, his Outstanding Stock Options may be exercised to the extent then exercisable until the earlier of six months after the date of such termination or the Expiration Date, (B) the Participant ceases to be an employee of the Company or any of its Subsidiaries by reason of the Participant’s Retirement, the Participant may exercise his outstanding Stock Options to the extent exercisable on the date of Retirement until the earlier of the third anniversary of such date or the Expiration Date; and (C) a Participant dies during a period during which his Stock Options could have been exercised by him, his Outstanding Stock Options may be exercised to the extent exercisable at the date of death by the person who acquired the right to exercise such Stock Options by will or the laws of descent and distribution, permitted transfer or beneficiary designation until the earlier of the second anniversary of the date of death or the Expiration Date. Except as otherwise provided in this Section 2.3, otherwise provided in a Participant’s employment agreement with the Company or a Subsidiary, or as otherwise determined by the Committee, upon the occurrence of an event described in clauses (A), (B) or (C) of this Section 2.3(d)(i), the Participant shall forfeit all unvested Stock Options as of the date of such event.

(ii) Termination for Cause. If a Participant’s employment with the Company or any of its Subsidiaries ends due to a termination of employment for Cause then, unless the Committee in its discretion determines otherwise, all Outstanding Stock Options, whether or not then vested, shall terminate effective as of the date of such termination.

(iii) Maximum Exercise Period. Anything in this Section 2.3(d) to the contrary notwithstanding and unless the Committee determines otherwise, no Stock Option shall be exercisable after the earlier to occur of (A) the expiration of the option period set forth in the applicable Agreement or (B) the tenth anniversary of the Date of Grant thereof. If the date determined in accordance with the preceding sentence is not a business day, the Stock Options may be exercised up to and including the last business day before such date.

Section 2.4 Payment of Purchase Price Upon Exercise.

Every share purchased through the exercise of a Stock Option shall be paid for in full on or before the settlement date for the shares of Class B Common Stock issued pursuant to the exercise of the Stock Options in cash or, in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee, in a combination of cash, shares or such other securities or in any other form of valid consideration that is acceptable to the Committee in its sole discretion. If the Agreement so provides, such exercise price may also be paid in whole or in part using a net share settlement procedure or through the withholding of shares subject to the Stock Option with a value equal to the exercise price. In accordance with the rules and procedures established by the Company for this purpose, a Stock Option may also be exercised through a “cashless exercise” procedure approved by the Company from time to time, involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the exercise price of the Option.

Section 2.5 Stock Appreciation Rights.

(a) Generally. The Committee may grant Stock Appreciation Rights alone or in tandem with other Awards.

(b) Stock Appreciation Rights Granted In Tandem with Stock Options. Any Stock Appreciation Right granted in tandem with a Stock Option shall be granted at the time of the grant of the Stock Option. The Stock Appreciation Right shall be subject to the same terms and conditions as the related Stock Option and shall be exercisable only at such times and to such extent as the related Stock Option is exercisable. A Stock Appreciation Right shall entitle the holder to surrender to the Company the related Stock Option (in whole or in part) unexercised and receive from the Company in exchange therefor an amount equal to the excess of the Fair Market Value of the shares of Class B Common Stock subject to the surrendered portion of such Stock

Option, determined as of the day preceding the surrender of such Stock Option, over the aggregate exercise price of the portion of the Stock Option so surrendered. Such amount shall be paid in cash, or in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities.

(c) Stock Appreciation Rights Granted Alone or In Tandem with Awards Other Than Stock Options. Subject to the next sentence, Stock Appreciation Rights granted alone or in tandem with Awards other than Stock Options shall be subject to such terms and conditions as the Committee shall establish at or after the time of grant and set forth in the applicable Agreement. The Committee shall establish the per share exercise price of a Stock Appreciation Right granted alone on the Date of Grant in such amount as the Committee shall determine; provided that such exercise price shall not be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant. In addition, notwithstanding the foregoing, the per share exercise price of a Stock Appreciation Right that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Class B Common Stock on the Date of Grant; provided that the excess of the aggregate intrinsic value of the Substitute Award, determined immediately after the transaction giving rise to the substitution or assumption of the predecessor award, does not exceed the aggregate intrinsic value of such predecessor award, determined immediately before such transaction, and such substitution complies with applicable laws and regulations, including the listing requirements of NASDAQ or other principal stock exchange on which the Class B Common Stock is then listed and Section 409A or Section 424 of the Code, as applicable. The exercise price of any Stock Appreciation Right will be subject to adjustment in accordance with the provisions of Article VIII of the Plan. Any adjustments made pursuant to this Section 2.5(c) shall be made in a manner consistent with the requirements of Section 409A.

Section 2.6 Repricing of Stock Options and Stock Appreciation Rights.

The Committee may not “reprice” any Stock Option or Stock Appreciation Right. “Reprice” means any of the following or any other action that has the same effect: (a) amending an Option or Stock Appreciation Right to reduce its exercise price, (c) canceling a Stock Option or Stock Appreciation Right at a time when its exercise price exceeds the Fair Market Value of a share of Class B Common Stock in exchange for a Stock Option, Restricted Share or other equity award unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (c) taking any other action that is treated as a repricing under GAAP, provided that nothing in this Section 2.6 shall prevent the Committee from making adjustments pursuant to Article IX.

ARTICLE III

PROVISIONS APPLICABLE TO RESTRICTED SHARES

Section 3.1 Grants of Restricted Shares.

The Committee may from time to time grant to eligible employees Restricted Shares on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Restricted Shares shall specify the number of Restricted Shares granted, the Date of Grant, the price, if any, to be paid by the Participant for such Restricted Shares, the vesting schedule (as provided for in Section 3.2 hereof) and any Performance Goals for such Restricted Shares and any other terms that the Committee deems appropriate.

Section 3.2 Vesting.

The Committee shall establish the vesting schedule applicable to Restricted Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Restricted Shares and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement, provided that, unless otherwise determined by the Committee, Restricted Shares that vest contingent solely on the requirement of continued employment shall not fully vest in less than three years from the Date of Grant.

Section 3.3 Rights and Restrictions Governing Restricted Shares.

The Participant shall have all rights of a holder as to such shares of Class B Common Stock (including, to the extent applicable, the right to receive dividends (as described in Section 3.8) and to vote), subject to the following restrictions: (a) the Participant shall not be entitled to be registered on the books and records of the Company as a stockholder until such shares have vested; (b) none of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until such shares have vested; and (c) except as otherwise provided in Section 3.6 below, all unvested Restricted Shares shall be immediately forfeited upon a Participant’s termination of employment with the Company or any Subsidiary for any reason or the Participant’s death or Retirement.

Section 3.4 Adjustment with Respect to Restricted Shares.

Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Shares vest. The Committee may, in its sole discretion, remove any and all restrictions on such Restricted Shares whenever it may determine that, by reason of changes in applicable law, the rules of any stock exchange on which the Class B Common Stock is listed or other changes in circumstances arising after the Date of Grant, such action is appropriate.

Section 3.5 Delivery of Restricted Shares.

On the date on which Restricted Shares vest, all restrictions contained in the Agreement covering such Restricted Shares and in the Plan shall lapse as to such Restricted Shares. Restricted Share Awards issued hereunder may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Committee, in its sole discretion, may determine to be necessary or advisable in order to comply with applicable federal or state securities laws.

Section 3.6 Termination of Employment.

Unless otherwise provided in a Participant’s employment agreement with the Company or a Subsidiary, in the event that the Participant’s employment with the Company or any of its Subsidiaries terminates prior to the date or dates on which Restricted Shares vest, the Participant shall forfeit all unvested Restricted Shares as of the date of such event, unless the Committee determines otherwise and provides that some or all of such Participant’s unvested Restricted Shares shall vest as of the date of such event or some other date or dates.

Section 3.7 Grants of Unrestricted Shares.

Subject to the limit set forth in the proviso in Section 1.5(b) (as such limit may be adjusted under Article IX hereof), the Committee may, in its sole discretion, make awards of unrestricted Class B Common Stock to eligible employees in recognition of outstanding achievements and performance.

Section 3.8 Delivery of Dividend Payments.

Subject to the provisions of this Plan and any Agreement, the recipient of an Award of Restricted Shares may, if so determined by the Committee, be entitled to receive dividends with respect to the number of shares of Class B Common Stock covered by the Award, as determined by the Committee, in its sole discretion. The Committee shall determine the payment schedule for such amounts (if any) and may provide that such amounts (if any) shall accrue and be paid at the time that the related Award vests and is payable. The terms of any deferral or accrual of such amounts (if any) shall comply with all applicable laws, rules and regulations, including, without limitation, Section 409A.

ARTICLE IV

PROVISIONS APPLICABLE TO RESTRICTED SHARE UNITS

Section 4.1 Grants of Restricted Share Units.

The Committee may from time to time grant Restricted Share Units on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Restricted Share Unit awarded to a Participant shall correspond to one share of Class B Common Stock. Each Agreement covering a grant of Restricted Share Units shall specify the number of Restricted Share Units granted, the vesting schedule (as provided for in Section 4.2 hereof) for such Restricted Share Units and any Performance Goals and any other terms that the Committee deems appropriate.

Section 4.2 Vesting.

The Committee shall establish the vesting schedule applicable to Restricted Share Units granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Restricted Share Units and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement, provided that, unless otherwise determined by the Committee, Restricted Share Units that vest contingent solely on the requirement of continued employment shall not fully vest in less than three years from the Date of Grant.

Section 4.3 Adjustment with Respect to Restricted Share Units.

Any other provision of the Plan to the contrary notwithstanding, the Committee may, in its discretion, at any time accelerate the date or dates on which Restricted Share Units vest.

Section 4.4 Settlement of Restricted Share Units.

Unless otherwise determined by the Committee, on the date on which Restricted Share Units vest, all restrictions contained in the Agreement covering such Restricted Share Units and in the Plan shall lapse as to such Restricted Share Units and the Restricted Share Units will be payable, at the discretion of the Committee, in cash equal to the Fair Market Value of the shares subject to such Restricted Share Units, in shares of Class B Common Stock or in other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities. Restricted Share Units paid in Class B Common Stock may be evidenced in such manner as the Committee in its discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of one or more stock certificates. If stock certificates are issued, such certificates shall be delivered to the Participant or such certificates shall be credited to a brokerage account if the Participant so directs; provided, however, that such certificates shall bear such legends as the Company may determine to be necessary or advisable in order to comply with applicable federal or state securities laws. Unless the Committee determines otherwise, in no event shall payment pursuant to this Section 4.4 occur later than March 15th of the year following the year in which the Restricted Share Units are no longer subject to a substantial risk of forfeiture for purposes of Section 409A.

Section 4.5 Termination of Employment.

Unless otherwise provided in a Participant’s employment agreement with the Company or a Subsidiary, in the event that the Participant’s employment with the Company or any of its Subsidiaries terminates prior to the date or dates on which Restricted Share Units vest, the Participant shall forfeit all unvested Restricted Share Units as of the date of such event, unless the Committee determines otherwise and provides that some or all of such Participant’s unvested Restricted Share Units shall vest as of the date of such event or some other date or dates. In the case of the Participant’s death, payment in respect of the Participant’s Restricted Share Units shall be made in the manner provided in Section 4.4 to the person or persons who acquired the right to receive such payment by will or the laws of descent and distribution or by permitted transfer or beneficiary designation.

ARTICLE V

PROVISIONS APPLICABLE TO PHANTOM SHARES

Section 5.1 Grants of Phantom Shares.

The Committee may from time to time grant to eligible employees Phantom Shares, the value of which is determined by reference to a share of Class B Common Stock, on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan as the Committee, in its discretion, may from time to time determine. Each Agreement covering a grant of Phantom Shares shall specify the number of Phantom Shares granted, the Initial Value of such Phantom Shares, the Valuation Dates, the number of Phantom Shares whose Appreciation Value shall be determined on each such Valuation Date, any applicable vesting schedule (as provided for in Section 5.3 hereof) and Performance Goals for such Phantom Shares, and any applicable limitation on payment (as provided for in Section 5.4 hereof) for such Phantom Shares and any other terms that the Committee deems appropriate.

Section 5.2 Appreciation Value.

(a) Valuation Dates; Measurement of Appreciation Value. The Committee shall provide in the Agreement for one or more Valuation Dates on which the Appreciation Value of the Phantom Shares granted pursuant to the Agreement shall be measured and fixed, and shall designate in the Agreement the number of such Phantom Shares whose Appreciation Value is to be calculated on each such Valuation Date. Unless otherwise determined by the Committee, each Valuation Date shall be December 15 and no Valuation Date shall occur later than the year in which the eighth (8th) anniversary of the Date of Grant occurs.

(b) Payment of Appreciation Value. Except as otherwise provided in Section 5.5 hereof, and subject to the limitation contained in Section 5.4 hereof, the Appreciation Value of a Phantom Share shall be paid to a Participant in cash, or in the discretion of the Committee, in shares of Class B Common Stock or other securities of the Company designated by the Committee or in a combination of cash, shares of Class B Common Stock or such other securities, as soon as practicable following the Valuation Date applicable to such Phantom Share. In no event shall a payment occur pursuant to the previous sentence later than the 60th day following the Valuation Date applicable to such Phantom Share.

Section 5.3 Vesting.

The Committee may establish a vesting schedule applicable to Phantom Shares granted hereunder, which vesting schedule shall specify the period of time, the increments in which a Participant shall vest in the Phantom Shares and/or any applicable Performance Goal requirements, subject to any restrictions that the Committee shall determine and specify in the applicable Agreement; provided that, unless otherwise determined by the Committee, Phantom Shares that vest contingent solely on the requirement of continued employment shall not fully vest in less than three years from the Date of Grant.

Section 5.4 Limitation on Payment.

The Committee may, in its discretion, establish and set forth in the Agreement a maximum dollar amount payable under the Plan for each Phantom Share granted pursuant to such Agreement.

Section 5.5 Termination of Employment, Retirement or Death.

(a) Termination Other Than for Cause, or due to Retirement or Death. Except as otherwise provided in this Section 5.5, if, before the occurrence of one or more Valuation Dates applicable to the Participant’s Outstanding Phantom Shares, (i) the Participant’s employment with the Company or any of its Subsidiaries ends by reason of the voluntary termination by the Participant, the termination by the Company or any of its Subsidiaries other than for Cause or the Participant’s Retirement or (ii) the Participant’s death occurs, then, unless the Committee, in its discretion, determines otherwise, the Appreciation Value of each Outstanding Phantom Share as to which the Participant’s rights are vested as of the date of such event shall be the lesser of (x) the Appreciation Value of such Phantom Share calculated as of the date of such event or (y) the Appreciation Value of such Phantom Share calculated as of the originally scheduled Valuation Date applicable thereto. Unless the Committee, in its discretion, determines otherwise and so specifies in the applicable Award Agreement or otherwise in compliance with Section 409A, the Appreciation Value so determined for each such vested Outstanding Phantom Share shall then be payable to the Participant following the originally scheduled Valuation Date applicable thereto in accordance with Section 5.2(b) hereof. Upon the occurrence of an event described in this Section 5.5(a), unless the Committee determines otherwise, all rights with respect to Phantom Shares that are not vested as of such date will be relinquished.

(b) Termination for Cause. If a Participant’s employment with the Company or any of its Subsidiaries ends due to a termination of employment for Cause, then, unless the Committee, in its discretion, determines otherwise, all Outstanding Phantom Shares, whether or not vested, and any and all rights to the payment of Appreciation Value with respect to such Outstanding Phantom Shares shall be forfeited effective as of the date of such termination.

ARTICLE VI

PERFORMANCE AWARDS

Section 6.1 Grants of Performance Awards.

The Committee may from time to time grant to eligible employees Performance Awards consisting of Performance Shares or Performance Share Units on the terms and conditions set forth in the Plan and on such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan, as the Committee, in its discretion, may from time to time determine. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

Section 6.2 Performance Goals.

Unless otherwise determined by the Committee, the grant, vesting and/or exercisability of Performance Awards shall be conditioned, in whole or in part, on the attainment of performance targets, in whole or in part, related to one or more performance goals over a Performance Period. For any such Performance Awards that are intended to qualify for the Section 162(m) Exception, the performance targets on which the grant, vesting and/or exercisability are conditioned shall be selected by the Committee from among the following goals (the “Section 162(m) Performance Goals”): OIBDA, OIBDA Without Intercompany Eliminations, Operating Income, Free Cash Flow, Net Earnings, Net Earnings from Continuing Operations, Earnings Per Share, Revenue, Net Revenue, Operating Revenue, total shareholder return, share price, return on equity, return in excess of cost of capital, profit in excess of cost of capital, return on assets, return on invested capital, net operating profit after tax, operating margin, profit margin or any combination thereof. In addition, for any Awards not intended to qualify for the Section 162(m) Exception, the Committee may establish performance targets based on other performance goals as it deems appropriate (together with the Section 162(m) Performance Goals, the “Performance Goals”). The Performance Goals may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit and may be measured on an absolute or cumulative basis or on the basis of percentage of improvement over time, and may be measured in terms of Company performance (or performance of the applicable Subsidiary, division, department, region, function or business unit) or measured relative to selected peer companies or a market index.

Section 6.3 Performance Goals on Awards other than Performance Awards.

The Committee, in its sole discretion, may also require that the grant, vesting and/or exercisability of Awards other than Performance Awards be conditioned, in whole or in part, on the attainment of performance targets, in whole or in part, related to Performance Goals over a Performance Period, as described in Section 6.2.

Section 6.4 Discretion to Reduce Awards.

The Committee retains the right to reduce any Award below the maximum amount that could be paid based on the degree to which the Performance Goals related to such Award were attained. The Committee may not increase any Award intended to qualify for the Section 162(m) Exception in any manner that would adversely affect the treatment of the Award under the Section 162(m) Exception.

Section 6.5 Adjustment of Calculation of Performance Goals.

In the event that, during any Performance Period, any recapitalization, reorganization, merger, acquisition, divestiture, consolidation, spin-off, combination, liquidation, dissolution, sale of assets or other similar corporate transaction or event, or any other extraordinary event or circumstance occurs which has the effect, as determined by the Committee of distorting the applicable performance criteria involving the Company, including, without limitation, changes in accounting standards, the Committee shall adjust or modify the calculation of the Performance Goals, to the extent necessary to prevent reduction or enlargement of the Participants’ Awards under the Plan for such Performance Period attributable to such transaction, circumstance or event. All determinations that the Committee makes pursuant to this Section 6.5 shall be conclusive and binding on all persons for all purposes.

ARTICLE VII

SUBSTITUTE AWARDS

Notwithstanding any terms or conditions of the Plan to the contrary, the Committee may provide for Substitute Awards under the Plan upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity all or a portion of the assets or equity of which is acquired by the Company, with which the Company merges or otherwise combines or from which the Company is spun-off or otherwise separated. Without limiting the generality of the preceding sentence, Substitute Awards include Awards granted in connection with the Separation in substitution for stock options, restricted share units and other awards of the former Viacom Inc. (renamed CBS Corporation) granted prior to the Separation Date. Notwithstanding any terms or conditions of the Plan to the contrary, Substitute Awards may have substantially the same terms and conditions, including without limitation provisions relating to vesting, exercise periods, expiration, payment, forfeiture, and the consequences of termination of employment and changes in control, as the awards that they replace.

ARTICLE VIII

DIVIDEND EQUIVALENTS AND OTHER AWARDS

Section 8.1 Dividend Equivalents.

Subject to the provisions of this Plan and any Agreement, the recipient of an Award (including, without limitation, any Award deferred pursuant to Section 10.9) may, if so determined by the Committee, be entitled to receive interest or dividends or Dividend Equivalents, with respect to the number of shares of Class B Common Stock covered by the Award, as determined by the Committee, in its sole discretion. The Committee shall determine the payment schedule for such amounts (if any) and may provide that such amounts (if any) shall accrue and be paid at the time that the related Award vests and is payable. The terms of any deferral or accrual of such amounts (if any) shall comply with all applicable laws, rules and regulations, including, without limitation, Section 409A.

Section 8.2 Other Awards.

The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company. Other Awards may also include cash payments under the Plan which may be based on one or more criteria determined by the Committee that are unrelated to the value of Class B Common Stock and that may be granted in tandem with, or independent of, Awards granted under the Plan.

ARTICLE IX

EFFECT OF CERTAIN CORPORATE CHANGES

In the event of a merger, consolidation, stock-split, reverse stock-split, dividend, distribution, combination, reclassification, reorganization, split-up, spin-off or recapitalization that changes the character or amount of the Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Committee shall make such adjustments, if any, to (i) the number and kind of securities subject to any outstanding Award, (ii) the exercise price or purchase price, if any, of any outstanding Award or the Initial Value of any Outstanding Phantom Shares, and (iii) the maximum number and kind of securities referred to in Section 1.5(a) and (b) and Section 1.6(a) and Section 1.6(b) of the Plan, in each case, as it deems appropriate. The Committee may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve the benefits or potential benefits intended to be made available hereunder. All determinations that the Committee makes pursuant to this Article IX shall be conclusive and binding on all persons for all purposes. Any adjustments made pursuant to this Article IX shall be made in a manner consistent with the requirements of Section 409A.

ARTICLE X

MISCELLANEOUS

Section 10.1 No Rights to Awards or Continued Employment.

Nothing in the Plan or in any Agreement, nor the grant of any Award under the Plan, shall confer upon any individual any right to be employed by or to continue in the employment of the Company or any Subsidiary thereof, nor to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement, including the right to receive any future Awards under the Plan or any other plan of the Company or any Subsidiary thereof or interfere with or limit the right of the Company or any Subsidiary thereof to modify the terms of or terminate such individual’s employment at any time for any reason. All grants of Awards and deliveries of shares of Class B Common Stock, cash or other property under the Plan shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company, or payments based on the Fair Labor Standards Act of 1938, or under any agreement with the Participant, unless the Company specifically provides otherwise.

Section 10.2 Restriction on Transfer.

The rights of a Participant with respect to any Award shall not be transferable, except by will, the laws of descent and distribution or beneficiary designation; provided that the Committee may permit other transferability, subject to any conditions and limitations that it may, in its sole discretion, impose. During a Participant’s lifetime, the Participant’s rights with respect to any Award may be exercised only by the Participant or by any transferee to whom the Award has been transferred in accordance with the preceding sentence.

Section 10.3 Taxes.

The Company or a Subsidiary thereof, as appropriate, shall have the right to deduct from all payments made under the Plan to a Participant, a Participant’s estate or a Participant’s permitted transferee or beneficiary any federal, state, local or other taxes required by law to be withheld with respect to such payments. The Committee, in its discretion, may require, as a condition to the exercise or settlement of any Award or delivery of any certificate(s) for shares of Class B Common Stock, that an additional amount be paid in cash equal to the amount of any federal, state, local or other taxes required to be withheld as a result of such exercise or settlement. In addition, the Committee may establish procedures to allow Participants to satisfy such withholding obligations through a net share settlement procedure or the withholding of shares subject to the applicable Award, or through a “cashless exercise” procedure as described in Section 2.4. Any Participant who makes an election under Section 83(b) of the Code to have his Award taxed in accordance with such election must give notice to the Company of such election immediately upon making a valid election in accordance with the rules and regulations of the Code. Any such election must be made in accordance with the rules and regulations of the Code.

Section 10.4 Stockholder Rights.

No Award under the Plan shall entitle a Participant or a Participant’s estate or permitted transferee or beneficiary to any rights of a holder of shares of Class B Common Stock of the Company, except as provided in Article III with respect to Restricted Shares, until the Participant, the Participant’s estate or the permitted transferee or beneficiary is registered on the books and records of the Company as a stockholder with respect to the exercise or settlement of such Award, and no adjustments shall be made for dividends or distributions on, or other events relating to, shares of Class B Common Stock subject to an Award for which the record date is prior to the date such registration.

Section 10.5 No Restriction on Right of Company to Effect Corporate Changes.

The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stock whose rights are superior to or affect the Class B Common Stock or the rights thereof or which are convertible into or exchangeable for Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 10.6 Source of Payments.

The general funds of the Company shall be the sole source of cash settlements of Awards under the Plan and payments of Appreciation Value and the Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. To the extent a person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

Section 10.7 Exercise Periods Following Termination of Employment.

For the purposes of determining the dates on which Awards may be exercised following a termination of employment or following the Retirement or death of a Participant, the day following the date of such event shall be the first day of the exercise period and the Award may be exercised up to and including the last business day falling within the exercise period. Thus, if the last day of the exercise period is not a business day, then the last date an Award may be exercised is the last business day preceding the end of the exercise period.

Section 10.8 Repayments.

The Committee may include in any Agreement a provision requiring the Participant to return gains (as defined by the Committee) realized on Awards made under the Plan in the event that (i) the Committee determines that a material breach of specified obligations under one or more written agreements between a Participant and the Company or under any Company policy applicable to the Participant has occurred during the Participant’s employment or the twelve month period after termination of the Participant’s employment with the Company or a Subsidiary, or (ii) any financial or other performance criteria on the basis of which the Award was granted are restated or adjusted. In addition, the Committee may require a Participant to return gains (as defined by the Committee) on any Performance Award if the Performance Goals used to determine the grant, vesting and/or exercisability of such Performance Award are subsequently restated or otherwise adjusted in a manner that would reduce the size of the Performance Award or any payment thereunder.

Section 10.9 Deferral of Awards.

The Committee may establish procedures pursuant to which the payment of any Award may be deferred. Any such deferral shall be made in a manner that conforms to the requirements of Section 409A applicable to initial and subsequent deferrals, and the Committee shall set forth in writing (which may be in electronic form), on or before the date the applicable deferral election is required to be irrevocable in order to meet the requirements of Section 409A, the conditions under which such election may be made.

Section 10.10 Employment of Participant by Subsidiary.

Unless the Committee determines otherwise, the employment of a Participant who works for a Subsidiary shall terminate, for Plan purposes, on the date on which the Participant’s employing company ceases to be a Subsidiary.

Section 10.11 Section 409A.

If any provision of the Plan or an Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A or could cause a Participant to be required to recognize income for United States federal income tax purposes prior to the time of payment, settlement or exercise of an Award or to be subject to any tax or interest under Section 409A, such provision of the Plan or any Agreement may be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without the imposition of any tax or interest under Section 409A. Moreover, any discretionary authority that the Board or the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A to the extent such discretionary authority will contravene Section 409A.

ARTICLE XI

AMENDMENT AND TERMINATION

The Plan may be terminated and may be altered, amended, suspended or terminated at any time, in whole or in part, by the Board; provided, however, that no alteration or amendment will be effective without stockholder approval if such approval is required by law or under the rules of NASDAQ or other principal stock exchange on which the Class B Common Stock is listed. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been made, materially adversely affect the rights of such Participant in such Award. Notwithstanding any provision herein to the contrary, the Committee shall have broad authority to amend the Plan or any outstanding Award under the Plan without approval of the Participant to the extent necessary or desirable (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations or (ii) to ensure that a Participant is not required to recognize income for United States federal income tax purposes prior to the time of payment, settlement or exercise of an Award or subject to interest and additional tax under Section 409A with respect to any Award. Unless previously terminated pursuant to this Article XI, the Plan shall terminate on the day before the fifth anniversary of the Effective Date, and no further Awards may be granted hereunder after such date.

ARTICLE XII

INTERPRETATION

Section 12.1 Governmental Regulations.

The Plan, and all Awards hereunder, shall be subject to all applicable rules and regulations of governmental or other authorities.

Section 12.2 Headings.

The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 12.3 Governing Law.

The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE XIII

EFFECTIVE DATE AND STOCKHOLDER APPROVAL

The Plan will be effective January 1, 2016 (the “Effective Date”) and the approval of the Company’s stockholders is being sought at the 2015 annual meeting of stockholders.

Exhibit B

VIACOM INC.

2011 RSU PLAN FOR OUTSIDE DIRECTORS

(Amended and Restated as of January 1, 2016)

ARTICLE I

GENERAL

Section 1.1 Purpose.

The purpose of the Viacom Inc. 2011 RSU Plan for Outside Directors, as amended and restated as of January 1, 2016 (the “Plan”), is to benefit and advance the interests of Viacom Inc., a Delaware corporation (the “Company”), and its subsidiaries by obtaining and retaining the services of qualified persons who are not employees of the Company or its subsidiaries to serve as directors and to induce them to make a maximum contribution to the success of the Company and its subsidiaries.

Section 1.2 Definitions.

As used in the Plan, the following terms shall have the following meanings:

(i) “2016 Effective Date” shall mean January 1, 2016.

(ii) “Annual RSU Grant” shall have the meaning set forth in Section 2.1(a).

(iii) “Award” shall mean any Director RSU or Dividend Equivalent.

(iv) “Board” shall mean the Board of Directors of the Company.

(v) “Class B Common Stock” shall mean the shares of Class B Common Stock, par value $0.001 per share, of the Company.

(vi) “Code” shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto, and the rules and regulations promulgated thereunder from time to time.

(vii) “Company” shall have the meaning set forth in Section 1.1.

(viii) “Deferred Compensation Plan” means the Viacom Inc. Deferred Compensation Plan for Outside Directors, as may be amended from time to time.

(ix) “Director RSUs” shall mean a contractual right granted to a Participant pursuant to Article II to receive shares of Class B Common Stock, subject to the terms and conditions set forth in the Plan. Director RSUs shall be settled exclusively in Class B Common Stock, with fractional shares payable in cash.

(x) “Dividend Equivalent” shall mean a right to receive a payment based upon the value of the regular cash dividend paid on a specified number of shares of Class B Common Stock as set forth in Article III below. Payment in respect of Dividend Equivalents upon settlement shall be in shares of Class B Common Stock except as set forth in Article III below.

(xi) “Elective RSU Grant” shall have the meaning set forth in Section 2.1(c).

(xii) “Fair Market Value” of a share of Class B Common Stock on a given date shall be the closing price on such date on the NASDAQ Global Select Market or other principal stock exchange on which the Class B Common Stock is then listed, as reported by The Wall Street Journal (Northeast edition) as the 4:00 p.m. (New York time) closing price or as reported by any other authoritative source selected by the Company. If such date is not a business day on which the Fair Market Value can be determined, then the Fair Market Value shall be determined as of the last preceding business day on which the Fair Market Value can be determined.

(xiii) “Outside Director” shall mean any member of the Board who is not an employee of the Company or any of its Subsidiaries.

(xiv) “Participant” shall mean any Outside Director to whom Awards have been granted under the Plan.

(xv) “Plan” shall have the meaning set forth in Section 1.1.

(xvi) “Stock Option Plan” shall mean the Viacom Inc. 2011 Stock Option Plan for Outside Directors.

(xvii) “Stock Unit Account” shall have the meaning assigned to such term in the Deferred Compensation Plan.

(xviii) “Subsidiary” shall mean a corporation (or a partnership or other enterprise) in which the Company owns or controls, directly or indirectly, more than 50% of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

(xix) “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity all or a portion of the assets or equity of which is acquired by the Company, with which the Company merges or otherwise combines or from which the Company is spun-off or otherwise separated.

Section 1.3 Administration of the Plan.

The Plan shall be administered by the members of the Board who are not Outside Directors and such Board members shall determine all questions of interpretation, administration and application of the Plan. References in the Plan to actions or determinations by the Board will be understood to mean actions or determinations by those members of the Board responsible for administering the Plan. Such Board members’ determinations shall be final and binding in all matters relating to the Plan.

Section 1.4 Eligible Persons.

Awards shall be granted only to Outside Directors.

Section 1.5 Class B Common Stock Subject to the Plan.

Subject to adjustment in accordance with the provisions of Article IV hereof, the maximum number of shares of Class B Common Stock that may be issued during the five-year period starting on the 2016 Effective Date shall be 500,000 shares. Any shares of Class B Common Stock underlying Substitute Awards shall not be counted against this limit. The shares of Class B Common Stock shall be made available from authorized but unissued shares of Class B Common Stock or from shares of Class B Common Stock issued and held in the treasury of the Company. The settlement of any Awards under the Plan in any manner shall result in a decrease in the number of shares of Class B Common Stock which thereafter may be issued for purposes of this Section 1.5 by the number of shares issued upon such settlement. Shares of Class B Common Stock with respect to which Awards lapse, expire or are cancelled without being settled or are otherwise terminated may be regranted under the Plan.

ARTICLE II

RESTRICTED SHARE UNITS

Section 2.1 Grants of Restricted Share Units; One-Time Settlement Election.

(a) On January 31st of each year until the Plan terminates in accordance with the terms hereof, each Outside Director shall automatically be granted a number of Director RSUs determined by dividing (i) $175,000 by (ii) the Fair Market Value of one share of Class B Common Stock on the date of grant (an “Annual RSU Grant”).

(b) The Annual RSU Grants shall not be prorated and persons who become Outside Directors after the date of a particular Award shall first become eligible to receive an Award under the Plan as of the date of the next Annual RSU Grant.

(c) On the first day of each calendar quarter, each Outside Director who has made an election under the Deferred Compensation Plan to defer fees in the form of Director RSUs shall automatically be granted a number of Director RSUs determined by dividing (i) the dollar amount of the balance in such Outside Director’s Stock Unit Account as of the first day of such calendar quarter, as determined under Section 3(b) of the Deferred Compensation Plan by (ii) the Fair Market Value of one share of Class B Common Stock on the first day of such calendar quarter (an “Elective RSU Grant”).

(d) In addition to shares delivered in settlement of Annual RSU Grants and Elective RSU Grants, shares subject to the Plan shall be available to satisfy the Company’s obligations pursuant to Section 3(c) of the Deferred Compensation Plan and pursuant to Article III hereof.

(e) The Company shall periodically issue (or arrange for the issuance of) statements or other communications to Participants advising them of grants and vesting of Director RSUs.

Section 2.2 Vesting.

Director RSUs shall be settled only to the extent the Participant is vested therein. Subject to Section 2.3(b), each Annual RSU Grant shall vest on the first anniversary of the relevant date of grant. Each Elective RSU Grant shall be vested in full upon grant.

Section 2.3 Settlement of Restricted Share Units.

(a) Settlement. All restrictions contained in the Plan or any supplemental documentation relating to Director RSUs shall lapse as follows: (i) in the case of Annual RSU Grants, on the date on which Director RSUs included in the relevant Annual RSU Grant vest; and (ii) in the case of Elective RSU Grants, on the applicable payment date determined in accordance with the Outside Director’s payment election made pursuant to the Deferred Compensation Plan. Upon the lapse of such restrictions, Director RSUs shall be payable in shares of Class B Common Stock, with any fractional shares payable in cash, and shall be evidenced in such manner as the Board in its discretion shall deem appropriate, including, without limitation, book-entry registration. Any fractional shares of Class B Common Stock to which a Participant becomes entitled shall not be settled by delivery of shares but instead shall be paid in cash, based on the Fair Market Value of the Class B Common Stock on the date of payment.

(b) Settlement in the Event of Termination of Services. If the services of a Participant as a director of the Company terminate for any reason, the Participant shall forfeit all unvested Director RSUs as of the date of such event.

(c) Deferral of Settlement. Notwithstanding Section 2.3(a), a Participant may elect to defer settlement of any or all Director RSUs included in an Annual RSU Grant to a date subsequent to the vesting date of such Director RSUs, provided that such election to defer is made no later than December 31 of the taxable year prior to the year in which the Outside Director performs the services for which such Director RSUs are granted. Settlement of any such deferred Director RSUs shall be made in a single distribution or three or five annual installments in accordance with the Participant’s deferral election. The single distribution or first annual installment, as applicable, will be payable on the later of (i) six months following the date of the Participant’s termination of services as a director of the Company for any reason or (ii) January 31 of the calendar year following the calendar year in which the Participant’s services as a director of the Company terminate for any reason.

ARTICLE III

DIVIDEND EQUIVALENTS

Section 3. Dividend Equivalents.

(a) General. The Participant shall be entitled to receive Dividend Equivalents on the Director RSUs in the event the Company pays a regular cash dividend with respect to the Class B Common Stock. The Company shall maintain a bookkeeping record that credits the dollar amount of the Dividend Equivalents to a Participant’s account on the date that it pays such regular cash dividend on the shares of Class B Common Stock.

(b) Dividend Equivalents on Annual RSU Grants. Dividend Equivalents shall accrue on the Director RSUs included in Annual RSU Grants until the Director RSUs vest. Except to the extent that the Participant has made a deferral election pursuant to Section 2.3(c) above, upon vesting the Dividend Equivalents shall be paid in shares of Class B Common Stock determined by dividing (i) the aggregate amount credited in respect of such Dividend Equivalents by (ii) the Fair Market Value on the vesting date, with any fractional shares resulting from this calculation paid in cash. If, however, the Participant has made an election to defer settlement of Director RSUs, then the Dividend Equivalents related to such Director RSUs will not be paid when the Director RSUs vest but instead will be credited to the Participant’s account as additional whole and/or fractional Director RSUs based on the Fair Market Value of the Class B Common Stock on the vesting date and will be settled when the related Director RSUs are settled. Payment of Dividend Equivalents that have been credited to the Participant’s account will not be made with respect to any Director RSUs that do not vest and are cancelled. If the Participant elects to defer settlement of the Director RSUs included in an Annual RSU Grant pursuant to Section 2.3(c) above, the Participant will continue to earn Dividend Equivalents on the deferred Director RSUs (including any deferred Director RSUs that resulted from crediting Dividend Equivalents on the vesting date, or any subsequent date, pursuant to this Section 3(b)) through the settlement date. All such Dividend Equivalents credited to the Participant’s account with respect to deferred Director RSUs shall be converted, on the first day of the first calendar quarter commencing after the dividend payment date (or if the dividend payment date is the first day of a calendar quarter, on the dividend payment date), into additional whole and/or fractional Director RSUs, based on the Fair Market Value of the Class B Common Stock on such first day of the relevant calendar quarter. Such additional Director RSUs shall be deferred subject to the same terms and conditions (including payment schedule) as the Director RSUs to which the Dividend Equivalents originally related.

(c) Dividend Equivalents on Elective RSU Grants. Dividend Equivalents shall accrue on Director RSUs included in Elective RSU Grants through the relevant settlement date. All such Dividend Equivalents credited to the Participant’s account shall be converted, as of the first day of the first calendar quarter commencing after the dividend payment date (or if the dividend payment date is the first day of a calendar quarter, on the dividend payment date), into additional whole and/or fractional Director RSUs, based on the Fair Market Value of the Class B Common Stock on such first day of the relevant calendar quarter. Such additional Director RSUs shall be subject to the same terms and conditions (including payment schedule) as the Director RSUs to which the Dividend Equivalents originally related.

(d) Settlement of Cash Balance. The aggregate dollar amount of Dividend Equivalents on deferred Director RSUs and Director RSUs included in Elective RSU Grants that have not yet converted to additional Director RSUs at the time any such Director RSUs are settled shall be paid in shares of Class B Common stock determined by dividing (i) the aggregate amount of such unconverted Dividend Equivalents credited on the Director RSUs that are being settled by (ii) the Fair Market Value on the settlement date, with any fractional shares resulting from this calculation paid in cash.

ARTICLE IV

EFFECT OF CERTAIN CORPORATE CHANGES

In the event of any merger, consolidation, stock-split, dividend (other than a regular cash dividend), distribution, combination, recapitalization, reclassification, reorganization, split-off or spin-off that changes the character or amount of the shares of Class B Common Stock or any other changes in the corporate structure, equity securities or capital structure of the Company, the Board shall make such proportionate adjustments to (i) the number and kind of securities subject to any outstanding Awards, (ii) the number and kind of securities subject to the Annual RSU Grants and Elective RSU Grants, and (iii) the maximum number and kind of securities available for issuance under the Plan referred to in Section 1.5, in each case, as it deems appropriate. The Board may, in its sole discretion, also make such other adjustments as it deems appropriate in order to preserve, but not increase, the benefits or potential benefits intended to be made available hereunder upon the occurrence of any of the foregoing events. The Board’s determination as to what, if any, adjustments shall be made shall be final and binding on the Company and all Participants. Adjustments under this Article shall be conducted in a manner consistent with any adjustments under the Stock Option Plan.

ARTICLE V

SUBSTITUTE AWARDS

Notwithstanding any terms or conditions of the Plan to the contrary, the Board may provide for Substitute Awards under the Plan upon assumption of, or in substitution for, outstanding awards previously granted to a director by a company or other entity all or a portion of the assets or equity of which is acquired by the Company, with which the Company mergers or otherwise combines or from which the Company is spun-off or otherwise separated. Notwithstanding any terms or conditions of the Plan to the contrary, Substitute Awards may have substantially the same terms and conditions, including without limitation provisions relating to vesting, expiration, payment, forfeiture, and the consequences of termination of employment and changes in control, as the awards that they replace.

ARTICLE VI

MISCELLANEOUS

Section 6.1 No Right to Re-election.

Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company’s stockholders, nor confer upon any Participant the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

Section 6.2 Restriction on Transfer.

The rights of a Participant with respect to any Awards under the Plan shall not be transferable by the Participant to whom such Awards are granted, except (i) by will or the laws of descent and distribution, (ii) upon prior notice to the Company, for transfers to members of the Participant’s immediate family or trusts whose beneficiaries are members of the Participant’s immediate family, provided, however, that such transfer is being made for estate and/or tax planning purposes without consideration being received therefor, (iii) upon prior notice to the Company, for transfers to a former spouse incident to a divorce or (iv) for such other transfers as the Board may approve, subject to any conditions and limitations that it may, in its sole discretion, impose.

Section 6.3 Stockholder Rights.

No grant of an Award under the Plan shall entitle a Participant, a Participant’s estate or a permitted transferee to any rights of a holder of shares of Class B Common Stock, except upon the delivery of shares through book-entry registration upon settlement of an Award and as provided in Section 2.3.

Section 6.4 No Restriction on Right of Company to Effect Corporate Changes.

The Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the shares of Class B Common Stock or the rights thereof or which are convertible into or exchangeable for shares of Class B Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Section 6.5 Headings.

The headings of articles and sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

Section 6.6 Governing Law.

The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE VII

AMENDMENT AND TERMINATION

The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, including, without limitation, amend the provisions for determining the amount of Director RSUs to be issued to an Outside Director, provided, however, that any amendment which under the requirements of applicable law or under the rules of the NASDAQ Global Select Market or other principal stock exchange on which the shares of Class B Common Stock are then listed must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule; and no alteration, amendment, suspension or termination of the Plan that would adversely affect a Participant’s rights under the Plan with respect to any Award made prior to such action shall be effective as to such Participant unless he or she consents thereto, provided, however, that no such consent shall be required if the Board determines in its sole discretion that any such alteration, amendment, suspension or termination is necessary or advisable to comply with any law, regulation, ruling, judicial decision or accounting standards or to ensure that Director RSUs or Dividend Equivalents are not subject to federal, state or local income tax prior to settlement.

ARTICLE VIII

EFFECTIVE DATE

The Plan is effective as of January 1, 2016 and approval of the Company’s stockholders is being sought at the Company’s 2015 annual meeting of stockholders. Unless earlier terminated in accordance with Article VII above, the Plan shall terminate on December 31, 2020, and no further Awards may be granted hereunder after such date.

VIACOM INC. 1515 BROADWAY NEW YORK, NY 10036

VOTE BY MAIL

Mark, sign and date this proxy card and return it in the enclosed postage prepaid envelope so that it is received prior to the Annual Meeting on March 16, 2015 (by March 12, 2015 for 401(k) plan participants).

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on March 15, 2015 (March 12, 2015 for 401(k) plan participants). Have this proxy card in hand when you access the website and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

If you live in the United States or Canada, use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on March 15, 2015 (March 12, 2015 for 401(k) plan participants). Have this proxy card in hand when you call and then follow the recorded instructions.

Your telephone or Internet vote authorizes the proxy holders to vote the shares represented by this proxy in the same manner as if you returned the proxy card. If you have submitted your proxy by telephone or the Internet, there is no need for you to return this proxy card.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to help reduce our use of paper and other resources, you can consent to receive all future Viacom stockholder communications electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M80777-P58316 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

VIACOM INC. The Board recommends a vote FOR items 1, 2, 3 and 4.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	The election of 12 directors:	☐	☐	☐

Nominees:
01)	George S. Abrams	07)	Deborah Norville
02)	Philippe P. Dauman	08)	Charles E. Phillips, Jr.
03)	Thomas E. Dooley	09)	Shari Redstone
04)	Cristiana Falcone Sorrell	10)	Sumner M. Redstone
05)	Robert K. Kraft	11)	Frederic V. Salerno
06)	Blythe J. McGarvie	12)	William Schwartz

		For	Against	Abstain

2.	The approval of the Viacom Inc. 2016 Long-Term Management Incentive Plan.	☐	☐	☐

3.	The approval of the Viacom Inc. 2011 RSU Plan for Outside Directors, as amended and restated effective January 1, 2016.	☐	☐	☐

4.	The ratification of the appointment of PricewaterhouseCoopers LLP to serve as independent auditor of Viacom Inc. for fiscal year 2015.	☐	☐	☐

Please sign exactly as your name(s) appear(s) on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐	Yes	No

MATERIALS ELECTION

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. Check the box to the right if you want to receive future proxy materials by mail, at no cost to you.

	☐ Please indicate if you plan to attend this meeting. If you check “yes”, an admission ticket will be sent to you. Please sign, date and return this proxy card in the enclosed postage prepaid envelope.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice of 2015 Annual Meeting of Stockholders and Proxy Statement, Fiscal Year 2014 Annual Report on Form 10-K and Stockholder Letter are available at http://proxymaterials.viacom.com.

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M80778-P58316

VIACOM INC.

1515 Broadway

New York, New York 10036

2015 Annual Meeting Proxy Card

P R O X Y

The undersigned hereby appoints PHILIPPE P. DAUMAN and MICHAEL D. FRICKLAS, and each of them, as proxy holders with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Class A Common Stock of Viacom Inc. represented by this proxy at the 2015 Annual Meeting of Stockholders to be held on Monday, March 16, 2015 at 1111 Lincoln Road, Miami Beach, Florida, beginning at 11:30 a.m., Eastern Daylight Time, and at any adjournments or postponements thereof, on the items of business set forth on the reverse side as more fully described in the Notice of 2015 Annual Meeting of Stockholders and Proxy Statement.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIACOM INC. THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RECEIVED PRIOR TO THE MEETING, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each of items 1, 2, 3 and 4. Therefore, unless otherwise specified, the vote represented by this proxy will be cast FOR items 1, 2, 3 and 4. The proxy holders are directed to vote as specified on the reverse side hereof and in their discretion on all other matters.

Attention 401(k) plan participants: If you hold shares of Viacom Inc. Class A Common Stock through the Viacom 401(k) plan, you should complete, sign and return this proxy card to instruct the trustee of the plan how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Daylight Time, on March 12, 2015 so that the trustee of the plan (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Viacom Inc. c/o Broadridge 51 Mercedes Way Edgewood, NY 11717